                            SFX BROADCASTING, INC.
                            ---------------------


                              1995 ANNUAL REPORT

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                  FORM 10-K/A
                              (COMPOSITE VERSION)
(Mark One)
   [X] ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the fiscal year ended December 31, 1995
                          -----------------

                                      OR

   [ ] TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from                    to                      .
                              --------------------  ----------------------
Commission file number: 0-22486
                       ---------

                            SFX BROADCASTING, INC.
            -----------------------------------------------------
            (Exact name of registrant as specified in its charter)


        Delaware                                    13-3649750
 ------------------------                        ------------------
 (State of Incorporation)                         (I.R.S. Employer
                                                 Identification No.)

                       150 East 58th Street, 19th Floor
                   ---------------------------------------
                           New York, New York 10155
                   ---------------------------------------
                   (Address of principal executive offices)

Registrant's telephone number, including area code: (212)-407-9191
                                                   ------------------
Securities registered pursuant to Section 12(b) of the Act: None
                                                           ----------
          Securities registered pursuant to Section 12(g) of the Act:

                     Class A Common Stock, $.01 par value
                               (Title of Class)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to
such filing requirements for the past 90 days. Yes X No   .
                                                  ---  ---

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. [X]

Aggregate market value as of the close of business on March 28, 1996 of the voting stock held by non-affiliates of the Registrant was $211,936,196 .

The number of shares of the Registrant's Class A Common Stock, $.01 par value, and Class B Common Stock, $.01 par value, outstanding as of March 28,1996 was 6,458,215 and 1,000,000 respectively.

                            PART I

ITEM 1. BUSINESS.

General

    The Company is a leading radio broadcasting company exclusively devoted to acquiring, developing and operating radio stations and networks. The Company, founded in 1992, currently owns and operates or sells advertising on behalf of 16 FM stations and six AM stations that serve the following eight markets:
Dallas and Houston, Texas; San Diego, California; Charlotte and Greensboro, North Carolina; Nashville, Tennessee; Greenville-Spartanburg, South Carolina; and Jackson, Mississippi. In addition, the Company owns and operates a group of regional and national radio networks known as the Texas State Networks. The Company has entered into the Liberty Stock Purchase Agreement (as defined herein) and the Exchange Agreement (as defined herein) pursuant to which the Company has agreed to acquire six FM and two AM radio stations (the "Liberty Stations") serving the Washington, D.C.; Baltimore, Maryland; and Long Island, New York markets and six FM and four AM radio stations (the "Swap Stations") serving the Houston, Texas; Greensboro, North Carolina; Raleigh, North Carolina; Greenville-Spartanburg, South Carolina; and Jackson, Mississippi markets. In addition, the Company has entered into the Prism Asset Purchase Agreement (as defined herein) pursuant to which the Company has agreed to acquire ten FM and six AM radio stations serving the Louisville, Kentucky; Jacksonville, Florida; Raleigh, North Carolina; Tucson, Arizona; and Wichita, Kansas markets (the "Prism Stations"). The Company has also entered into an agreement pursuant to which it has the option to purchase radio station WHSL-FM in Greensboro, South Carolina. Following the acquisition of the Liberty Stations, the Swap Stations, the Prism Stations and WHSL-FM, the Company will own and operate or sell advertising on behalf of 35 FM and 16 AM radio stations in 16 markets making it the largest company in the United States devoted exclusively to radio broadcasting in terms of the number of stations owned. The Company's stations will be diversified in terms of format, demographics and geographic location.

    Assuming the consummation of the acquisitions described above, the Company will have more than one station of the same type (AM or FM) in all of its 15 markets and own three or more stations in 11 markets. The following chart sets forth certain information regarding the Company's existing radio stations and those to be acquired by it:

                                      Number of   Number of Stations   Additional                 Combined  Combined    Total
                                      Stations      Presently Under     Number of                  Market    Market   Number of
                                      Presently    LMA or JSA to be  Stations of be  Total Number Audience  Revenue  Stations in
                                        Owned          Acquired         Acquired     of Stations  Share(2)  Share(3)  Market(1)
                                     ------------    ------------     ------------   -----------  --------- --------  ---------
           Market     Market Rank(1)  AM    FM         AM    FM         AM    FM       AM    FM
           ------     -------------- ----  ----       ----  ----       ----  ----     ----  ----
Dallas, TX ...........        7        2    --         --    --         --    --        2    --       5.2       7.0        45
Washington, ..........     8/18       --    --         --    --          1     3        1     3       5.2       7.8     51/31
DC/Baltimore, MD
Houston, TX ..........        9       --     1         --    --          1     1        1     2      11.7      11.8        47
Long Island, NY ......       14       --    --         --    --          1     3        1     3       7.2      32.6        43
San Diego, CA ........       15       --     2         --    --         --    --       --     2       9.2       9.3        36
Charlotte, NC ........       37       --     2         --    --         --    --       --     2      11.9      13.4        41
Greensboro, NC(4) ....       42       --    --          2     2         --    --        2     2       9.3      16.0        35
Nashville, TN ........       45       --     2         --    --         --    --       --     2      21.8      28.7        45
Louisville, KY .......       48       --    --         --    --          1     2        1     2      12.1      13.3        31
Jacksonville, FL .....       50       --    --         --    --          2     2        2     2      15.3      25.3        22
Raleigh-Durham, NC ...       52       --    --         --    --         --     4       --     4      23.0      38.1        35
Greenville- ..........       59        1     2         --     1         --    --        1     3      32.0      58.3        42
Spartanburg, SC
Tucson, AZ ...........       62       --    --         --    --          2     2        2     2      22.8      31.0        29
Wichita, KS ..........       88       --    --         --    --          1     2        1     2      17.8      26.0        23
Jackson, MS ..........      117        1     2         --     2          1    --        2     4      31.3      67.8        29
                                     ----  ----       ----  ----       ----  ----     ----  ----
    Total ............                 4    11          2     5         10    19       16    35






(1) According to BIA Consulting, Inc.'s Investing in Radio '96 Market Report.

(2) Based upon Arbitron's Fall 1995 Radio Market Report (audience share calculated as the four book average for the 12+ age group).

(3) Based upon the Market Revenue Report prepared by either Miller-Kaplan or Hungerford, Aldrin, Nichols and Carter.

(4) This includes WHSL-FM, which the Company has an option to purchase.

   The Company's strategy is to capture significant market share (i.e., the percentage of total radio listenership) in a major or medium-size market by operating highly ranked stations within such market. The Company believes that highly-ranked stations receive a disproportionately large share of their market's advertising revenues because such stations are a cost-effective and efficient means of targeting advertising dollars at well-defined audiences. Consistent with this strategy, all , except for one, of the stations which have been owned by the Company for a period greater than one year, are ranked among the top one-third in their respective markets in terms of revenues billed in 1995 and 1994.
                                 2

In addition, the Company believes that the benefits of owning multiple, highly-ranked stations in a single market can enhance its competitive strength by offering advertisers a broader range of advertising packages, which has the potential to increase revenues, as well as result in cost savings by eliminating duplicative sales and overhead expenses and combining and centralizing certain administrative and sales functions. The Company believes that these benefits are even greater when it has a "market cluster" (i.e., multiple stations in markets that are in geographical proximity to each other).

   Management believes that acquisitions described above represent a significant opportunity to further its strategy. The Company plans to pursue opportunities for expansion through the acquisition of additional radio stations and to take advantage of the recently enacted Telecommunications Act of 1996 (the "Recent Legislation"), the local radio ownership provisions of which permit an entity to own up to eight radio stations (of which not more than five may be in the same service) in a single market depending upon the number of radio stations in that "market," as such term is defined by the Federal Communications Commission (the "FCC").

   The Company also seeks to maximize the profitability of its stations by employing management techniques to enhance station billing and by maintaining strict cost controls. The Company uses programming formats designed to target specific audience demographics that are attractive to advertisers in order to maintain and improve its audience share and revenue rankings, and seeks to convert any increase in audience share into increased billings. In each of the Company's markets its stations have higher combined revenue share than combined audience share. The Company believes this evidences its ability to convert increases in audience share into higher billings.


The Acquisitions

   The Company has entered into an agreement, dated as of November 15, 1995 (the "Liberty Stock Purchase Agreement"), with Liberty Broadcasting, Inc., a privately-held radio broadcasting company ("Liberty"), and certain of its principal shareholders pursuant to which the Company has agreed to purchase all of the outstanding capital stock of Liberty (the "Liberty Acquisition") for a cash purchase price of approximately $227,750,000, plus the amount equal to Liberty's net working capital at the closing up to $8,250,000. Liberty owns and operates, provides programming to or sells advertising on behalf of 13 FM and six AM stations.

   The Company and Multi-Market Radio, Inc., a publicly-held radio broadcasting company ("MMR") (an affiliate of the Company's Executive
Chairman: see Ownership Matters), have entered into a letter agreement and expect to enter into a definitive agreement (together, the "Exchange Agreement"), pursuant to which the Company has agreed to exchange seven FM and four AM stations currently owned by Liberty, as well as Liberty's interest in a JSA (as defined herein) with one FM station, for the Swap Stations in a like-kind exchange that is intended to be substantially tax free (the "Exchange"). Pursuant to the Exchange Agreement, MMR has entered into purchase agreements to acquire the Swap Stations from independent third parties for an aggregate consideration of approximately $100 million.

   It is currently expected that MMR will acquire the Swap Stations prior to the Company's completion of the Liberty Acquisition. Upon MMR's acquisition of the Swap Stations and until the completion of the Exchange, it is anticipated that the Company will provide programming to and sell advertising on the Swap Stations pursuant to local marketing agreements (each, an "LMA") or sell advertising time on behalf of such stations pursuant to joint sales agreements (each, a "JSA").

   MMR has entered into LMAs with the current owner of the Swap Stations operating in the Greenville, South Carolina and Jackson, Mississippi markets, and concurrently therewith, MMR has entered into JSAs with the Company pursuant to which the Company was granted the exclusive right to sell advertising on behalf of all but one of the Swap Stations. MMR has also entered into a JSA with the current owner of the Swap Stations operating in the Greensboro, North Carolina market, and concurrently with therewith, the Company entered into a JSA with MMR with respect to such stations.

   Subsequent to the acquisition by MMR of the Swap Stations and prior to the consummation of the Exchange, the Company and MMR have agreed to enter into LMAs or JSAs with respect to all of the Swap Stations, pursuant to which the Company will pay a fee to MMR in an amount equal to 105% of certain of MMR's expenses and costs (including interest costs) incurred in connection with the Swap Stations.
                                      3

   The Exchange Agreement provides that in the event that the Exchange is not completed by December 31, 1997 or earlier, subject to the terms of such agreement, the Company will have the right for 30 days thereafter to purchase the Swap Stations from MMR (the "Call") at a price equal to the aggregate acquisition cost of the Swap Stations. The agreement further provides that in the event the Company does not exercise the Call, MMR will have the right to sell the Swap Stations to the Company during the subsequent 270-day period (the "Put Period") at a price equal to approximately 95% of the Call Price. During the Put Period, MMR will have the option of (i) operating the Swap Stations, (ii) selling any or all of the Swap Stations to third parties, or
(iii) operating the Swap Stations and allowing the Company to continue providing programming to the Swap Stations pursuant to LMAs or selling advertising on behalf of such stations pursuant to JSAs.

   The Company has entered into an agreement, dated as of February 9, 1996 (the "Prism Asset Purchase Agreement"), with Prism Radio Partners L.P., a privately-held radio broadcasting company ("Prism"), pursuant to which the Company has agreed to acquire (the "Prism Acquisition") all of the assets used in the operation of the Prism Stations for $105,250,000.

   The Company has entered into an agreement, dated as of January 18, 1996 (the "WHSL-FM Asset Purchase Agreement"), with HMW Communications, Inc., a privately held radio company ("HMW Communications"), pursuant to which the Company has the right, at its option, to acquire WHSL-FM in Greensboro, South Carolina (the "WHSL-FM Acquisition"). The purchase price for WHSL-FM shall be cash in the amount of $4,500,000 or, at HMW Communications' option, 150,000 shares of the Company's Class A Common Stock. The Company currently sells advertising on WHSL-FM pursuant to a JSA.

    The Liberty Acquisition, the Exchange, the Prism Acquisition and the WHSL-FM Acquisition are hereinafter referred to collectively as the "Acquisitions."

   Sillerman Communications Management Corporation ("SCMC") has acted as a financial advisor to the Company in both negotiating and arranging the financing for the Acquisitions. Historically, SCMC has received significant fees for providing similar services with respect to past transactions. It is anticipated that prior to the consummation of the Acquisitions, the Board of Directors and SCMC will negotiate fees with respect to the Acquisitions, which fees will be subject to the approval of the Company's Independent Directors as an affiliate transaction.

   The timing and completion of the Liberty Acquisition, the Exchange or the Call or the Put, the Prism Acquisition and the WHSL-FM Acquisition are subject to a number of conditions, certain of which are beyond the Company's control, and there can be no assurance that such transactions will be approved by the FCC or completed on the terms described herein, or at all.

Recent Developments

   Since the beginning of 1995, the Company has acquired four radio stations in three markets. A brief description of these transactions is set forth below:

   San Diego Acquisition. In April 1995, the Company acquired all of the outstanding capital stock of Parker Broadcasting Company ("Parker"), the owner and licensee of radio station KYXY-FM in San Diego, California. In January 1995, the Company purchased from the owners of Parker the office building where KYXY-FM is located. The office building now serves as the offices and studios for both KYXY-FM and KMKX-FM. The aggregate consideration for both transactions (the "San Diego Acquisition") was approximately $17,424,000 (including $831,000 of estimated transaction costs.) The Company provided programming to and sold advertising on KYXY-FM pursuant to an LMA from January 1995 to the closing of the acquisition.

   Dallas Acquisition. In September 1995, the Company acquired the assets of KTCK-AM in Dallas, Texas in consideration for $8,633,000 in cash (including $133,000 of transaction costs), $2,000,000 of Series C Preferred Stock and contingent consideration in an amount not to exceed $7,500,000 tied primarily to the three-year ratings and Broadcast Cash Flow (defined as net revenues less station operating expenses) performance of the station beginning on January 1, 1995 (the "Dallas Acquisition"). The Company provided programming to and sold advertising on KTCK-AM pursuant to an LMA from March, 1995 to the closing of the acquisition.

   Charlotte Acquisition. In February 1996, the Company acquired the assets of WTDR-FM and WEZC-FM in Charlotte, North Carolina for aggregate consideration of approximately $24,500,000 (the "Charlotte Acquisition").

   The Company provided programming to and sold advertising on WTDR-FM and WEZC-FM pursuant to an LMA from April, 1995 to the closing of the acquisition.

   On March 22, 1995, the Company entered into a $50,000,000 senior credit facility with a bank group, for which The Bank of New York acted as agent, which provided availability of $45,000,000 of senior financing for additional acquisitions and $5,000,000 for working capital needs (the"New Credit Facility"). This facility is a replacement for a prior senior credit facility of $7,500,000 from Chemical Bank.

   On July 5, 1995, the Company completed a public offering of 1,725,000 shares of Class A Common Stock, including the subsequent exercise by the underwriters of an over-allotment option of 225,000 shares, for $24.50 per share (the "1995 Stock Offering"). The net proceeds of the offering were $39,166,000 after underwriting discounts, commissions and other expenses of the offering. The proceeds were utilized to repay borrowings under the New Credit Facility of $21,500,000 and to fund the Dallas Acquisition and a portion of the Charlotte Acquisition.

   The Texas Rangers baseball games are broadcast on radio station KRLD-AM in Dallas pursuant to a five-year rights agreement entered into between the Company and the Texas Rangers in 1994. In March of 1996, the Company made its annual rights fee payment reducing such payment by an amount calculated to reflect the adjustment provisions contained in the rights agreement with respect to the major league baseball labor dispute which resulted in the work stoppages during the 1994 and 1995 major league baseball seasons. The Company has received notice from the Texas Rangers disputing the adjustment and credits taken by the Company. There can be no assurance that the Company and the Texas Rangers will be able to resolve this dispute without judicial intervention.

The Stations

   The following table summarizes certain information relating to (i) the stations currently owned and operated by the Company, (ii) the stations with which the Company has a JSA, (iii) the Liberty stations to be retained (iv) the stations to be acquired from MMR (the Swap Stations), and (v) the stations to be acquired from Prism.


                                                                                                                         TOTAL
                                                                            STATION RANK                1995 STATION   NUMBER OF
                      MARKET       STATION                  TARGET          AMONG TARGET       AUDIENCE    REVENUE    STATIONS IN
   STATION (1)        RANK(2)     FORMAT(2)             DEMOGRAPHICS(3)  DEMOGRAPHIS SHARE(4)  SHARE(4)    RANK(5)      MARKET(2)
   -----------        -------     ---------             ---------------  -------------------- --------- ------------  ------------
Dallas Market             7
   KRLD-AM.........           News/Talk                 Adults 35-64               7             3.6%         10           45
   KTCK-AM ........           Sports                    Men 25-54                  8             1.6%         19           45
Washington, DC/
   Baltimore Market     8/18
   WXVR-FM (6)(7)..           70's Rock                 Adults 35 & over          34              .1%          15           51
   WHFS-FM (6)(8)..           Alternative Rock          Adults 18-34               2             3.8%         14           51
   WXTR-FM (6)(7)..           70's Rock                 Adults 35 & over          18             1.3%         15           51
   WQSI-AM (6).....           Country                   Adults 25-54              NR              NR          N/A          51
Houston Market           9
   KODA-FM.........           Adult Contemporary        Adults 25-54               1             6.4%          1           47
   KQUE-FM (9)(10).           Adult Contemporary        Adults 25-54               3             5.3%         15           47
   KNUZ-AM (9)(10).           News/Talk                 Adults 25-54              NR              NR          15           47
Long Island Market       14
   WBAB-FM (6)(11).           Album Oriented Rock       Adults 25-54               3             3.1%          2           43
   WHFM-FM (6)(11).           Hot Album                 Adults 25-54              37             0.1%          2           43
   WBLI-FM (6).....           Contemporary              Adults 25-54               2             4.0%          3           43
   WGBB-AM (6)(11).           News/Talk                 Adults 35 & over          NR              NR           2           43
San Diego Market         15
   KMKX-FM.........           Rock/Adult Contemporary   Adults 25-54               9             2.4%         16           36
   KYXY-FM.........           Adult Contemporary        Adults 25-54               2             6.8%          4           36
Charlotte Market         37
   WTDR-FM ........           Country                   Adults 25-54               6             6.0%          6           41
   WLYT-FM (12)....           Adult Contemporary        Adults 25-54               3             5.9%          9           41
Greensboro Market        42
   WMAG-FM (9)(13).           Adult Contemporary        Adults 25-54               2             6.1%          3           35
   WHSL-FM (14)....           Country                   Adults 25-54              13             2.0%         12           35
   WTCK-AM (9)(13).           News/Talk                 Adults 25-54              27             0.1%         13           35
   WMFR-AM (9)(13).           News/Talk                 Adults 25-54              24             1.1%         11           35
Nashville Market         45
   WSIX-FM.........           Country                   Adults 25-54               1            15.5%          1           45
   WRVW-FM (15)....           Top 40                    Adults 18-34               4             6.3%          8           45


                                      5




                                                                                                                         TOTAL
                                                                            STATION RANK                1995 STATION   NUMBER OF
                      MARKET       STATION                  TARGET          AMONG TARGET       AUDIENCE    REVENUE    STATIONS IN
   STATION (1)        RANK(2)     FORMAT(2)             DEMOGRAPHICS(3)  DEMOGRAPHIS SHARE(4)  SHARE(4)    RANK(5)      MARKET(2)
   -----------        -------     ---------             ---------------  -------------------- --------- ------------  ------------
Louisville Market        48
   WVEZ-FM (16)....           Soft Adult Contemporary   Adults 25-54               5             5.6%          5           31
   WTFX-FM (16)....           Alternative Rock          Adults 25-54               3             5.5%          9           31
   WWKY-AM (16)....           Talk                      Adults 18-34              15             1.0%         15           31
Jacksonville Market      50
   WKQL-FM (16)....           Oldies/Adult              Adults 25-54               6             5.4%          6           22
   WIVY-FM (16)....           Adult Contemporary        Adults 25-54               7             4.1%          7           22
   WOKV-AM (16)....           News/Talk                 Adults 18-49               9             4.3%          8           22
   WPDQ-AM (16)....           Nostalgia                 Adults 50 & over          20             1.5%         15           22
Raleigh Market           52
   WZZU-FM(16).....           Classic Rock              Adults 25-54               6             4.0%          9           35
   WDCG-FM (16)....           Contemporary Hit Radio    Adults 18-54               3             7.9%          3           35
   WRDU-FM (9).....           Album Oriented Rock       Adults 25-54               2             5.8%          2           35
   WTRG-FM (9).....           Oldies                    Adults 18-34               1             5.3%          5           35
Greenville-
Spartanburg Market       59
   WSSL-FM (17)(18)           Country                   Adults 25-54               1            14.8%          1           42
   WMYI-FM (19)....           Adult Contemporary        Adults 25-54               2             8.0%          3           42
   WROQ-FM (9)(20).           Classic Rock              Adults 25-54               5             9.2%          2           42
   WGVL-AM (18)(21)           Talk                      Adults 25-54              NR              NR           1           42
Tucson Market            62
   KRQQ-FM (16)....           Contemporary Hit Radio    Adults 18-34               3             7.5%          5           29
   KWFM-FM (16)....           Oldies                    Adults 25-54               6             5.6%          6           29
   KCEE-AM (16)....           Nostalgia                 Adults 60 & over           9             3.6%          9           29
   KNST-AM (16)....           News/Talk                 Adults 25-54               7             6.1%          4           29
Wichita Market           88
   KRZZ-FM (16)(22)           Classic Rock              Adults 18-54               2             6.2%          3           23
   KKRD-FM (16)....           Contemporary Hit Radio    Adults 18-34               3             8.1%          4           23
   KNSS-AM (16)(22)           News/Talk                 Adults 25-54              10             3.5%          3           23
Jackson Market          117
   WMSI-FM (23)(24)           Country                   Adults 25-54               1            12.8%          1           29
   WKTF-FM (23)....           Country                   Adults 25-54               7             3.0%          5           29
   WSTZ-FM (9)(25)(26)        Album Oriented Rock       Adults 25-54               6             6.6%          3           29
   WJDS-AM (23)(24)           Adult Contemporary        Adults 25-54              19             0.3%          1           29
   WJDX-FM (23)(24)           Sports                    Adults 25-54               5             6.0%          1           29
   WZRX-AM (9)(26).           Gospel                    Adults 25-54              12             2.6%          3           29

  (1) Some stations are licensed to a different community located within the market that they serve.
  (2)  According to BIA Consulting, Inc.'s Investing in Radio '96 Market
       Report.
  (3) Due to variations that may exist within the same station programming format, the demographic target may be different even though the station programming format is the same.
  (4) Based upon Arbitron's Fall 1995 Radio Market Report (audience share calculated as the four book average for the 12+ age group).
  (5) Based upon the Market Revenue Report prepared by either Miller-Kaplan or Hungerford, Aldrin, Nichols, and Carter.
  (6) These stations will be acquired by the Company pursuant to the Liberty Stock Purchase Agreement.
  (7)  WXVR-FM and WXTR-AM are combined for the 1995 station revenue rank.
  (8)  WHFS-FM also serves the Baltimore, MD market.
  (9) These stations will be acquired by the Company pursuant to the Exchange Agreement.
  (10) KQUE-FM and KNUZ-AM are combined for the 1995 station revenue rank.
  (11) WBAB-FM, WHFM-FM and WGBB-AM are combined for the 1995 station revenue rank.
  (12) WLYT-FM changed its call letters from WEZC-FM.
  (13) On January 18, 1996 MMR entered into a JSA pursuant to which MMR acquired the exclusive right to sell all commercial advertising on behalf of WTCK-AM, WMFR-AM and WMAG-FM. On January 19, 1996, MMR and the Company entered into a JSA with MMR with respect to each station pursuant to which the Company will pay to MMR an amount equal to MMR's payment to the current owner under the JSA.
  (14) The Company has been selling advertising on this station pursuant to a JSA since January 18, 1996 and has an option to purchase this station. See "The Acquisitions" and "Agreements Related to the Acquisitions."
  (15) Licensed to Lebanon, TN  (Formerly WYHY-FM).
  (16) These stations will be acquired by the Company pursuant to the Prism Asset Purchase Agreement.
  (17) Licensed to Gray Court, SC.
  (18) WSSL-FM and WGVL-AM are combined for the 1995 station revenue rank.
  (19) Licensed to Hendersonville, NC.
  (20) On January 23, 1996, MMR entered into an LMA pursuant to which MMR would provide programming for the broadcast of WROQ-FM. Concurrently therewith, MMR entered into a JSA with the Company pursuant to which the Company was granted exclusive right to sell advertising on behalf of WROQ-FM.
  (21) Licensed to Anderson, SC.
  (22) KRZZ-FM and KNSS-AM are combined for the 1995 station revenue rank.

  (23) The Company owns WMSI-FM, WJDS-AM, and WKTF-FM and has a joint-selling agreement with WJDX-FM, a station owned by an unaffiliated third party.
  (24) WMSI-FM, WJDS-AM, WJDX-FM are combined for the 1995 station revenue rank.
  (25) On February 1, 1996 MMR entered into an LMA pursuant to which MMR would provide programming for the broadcast of WSTZ-FM. On February 1, 1996, MMR entered into a JSA with the Company pursuant to which the Company was granted exclusive right to sell advertising on behalf of WSTZ-FM. WSTZ-FM is licensed to Vicksburg, MS.
  (26) WSTZ-FM and WZRX-AM are combined for the 1995 station revenue rank.
   NR  Not rated.
   NA  Not applicable.


Company Strategy

   General. The Company's strategy is to operate and acquire highly-ranked stations with attractive audience demographics in major and medium-size markets. The Company believes that highly-ranked stations receive a disproportionately large share of their markets' advertising revenues because such stations are a cost-effective and efficient means of targeting advertising dollars at well-defined audiences. Consistent with this strategy, all except one of the Company's stations, owned or operated for more than a year, are ranked among the top one-third in their respective markets in terms of revenues billed in 1995 and 1994.

   Management believes that, due to the increasingly common desire of radio advertisers to target their advertising message to specific demographic groups and to increase the frequency of delivery of such message, highly-ranked stations receive a growing percentage of the advertising dollars directed to their respective markets. The Company uses programming formats designed to target specific audience demographics that are attractive to advertisers in order to maintain and improve its audience share and revenue rankings, and seeks to convert any increase in audience share into increased billings. In each of the Company's markets its stations have higher combined revenue share than combined audience share. The Company believes evidences its ability to convert increases in audience share into higher billings

   The Company also believes that highly-ranked stations can better capitalize on the operating leverage inherent in the radio industry. The costs of on-air programming, consisting principally of royalties payable to copyright holders, are generally fixed at relatively low percentages of revenues. Therefore, any increase in advertising revenues should result in larger increases in Broadcast Cash Flow. Broadcast Cash Flow is defined as net revenues less station operating expenses. Broadcast Cash Flow, although not calculated in accordance with GAAP, is widely used in the broadcasting industry as a measure of the Company's operating performance. Nevertheless, this measure should not be considered in isolation or as a substitute for operating income, net income, net cash provided by operating activities or any other measure for determining the Company's operating performance or liquidity which is calculated in accordance with GAAP.

   Acquisitions. The Company believes that one of the primary ways to implement its strategy is by acquiring and operating multiple highly-ranked stations in an individual market. The Company believes that multiple highly-ranked station ownership in its markets can enhance its competitive strength by enabling it to offer advertisers a broader range of advertising packages, which have the potential to increase the Company's revenues, as well as achieve cost savings by eliminating duplicative sales and overhead expenses. The Company intends to take advantage of the Recent Legislation, the local ownership provisions of which would permit an entity to own up to eight radio stations (of which not more than five may be in the same service FM or AM) in a single market depending upon the number of radio stations in the "market" as such term is defined by the FCC.

   The Company regularly evaluates potential acquisitions both in markets that it does not currently serve and in markets where it would like to achieve a broader presence. Acquisition candidates may include individual stations or groups of stations. After acquiring a station, the Company seeks to improve revenues and Broadcast Cash Flow by a variety of means, including refining the station's format, reducing the station's operating expenses and/or combining its operations with an existing station operated by the Company in the same market. The Company intends to continue to pursue opportunities for expansion, including opportunities to acquire multiple stations in the same local market.

   In analyzing potential acquisitions, the Company focuses on certain market characteristics, including: (i) the stability of the economy and the presence of a substantial industrial base, universities or tourism, (ii) the size, rates of growth and projected future rates of growth of the market's broadcasting revenue and population, (iii) the number of competitive stations in the market and (iv) multiple ownership possibilities or other unique synergies with the then-existing stations of the Company. Factors considered by the Company in evaluating a station include: (i) a demonstrated record of audience share and Broadcast Cash Flow or the potential to achieve a significant audience share and Broadcast Cash

Flow in a short period of time, (ii) the operating history and performance of the station, (iii) the success of the station's format, (iv) the quality of and the ability to enhance the station's broadcast signal and (v) the station's availability for purchase at an attractive price.

     Operations. The Company seeks to maximize Broadcast Cash Flow by enhancing its stations' billings and maintaining strict cost controls.

   Enhancing Station Billings. The Company endeavors to maximize its billings by increasing audience share, particularly with programming that appeals to demographic groups attractive to advertisers within its markets. To implement this strategy, extensive market research is conducted to refine and target programming and, where appropriate, high-profile, on-air talent is employed. Advertising and promotional tie-ins with local events are also used to heighten public awareness of the Company's stations. In addition, aggressive sales and marketing techniques are utilized to convert increases in audience share into higher billings.

   Maintaining Cost Controls. The Company seeks to reduce operating expenses by (i) implementing rigorous cost controls at its stations, (ii) combining and centralizing certain administrative functions at the corporate level that may otherwise have been performed at the individual stations, and (iii) in certain instances, owning and operating or providing programming to and selling advertising on multiple stations in a single market. Examples of these cost controls include (i) KYXY-FM and KMKX-FM consolidating their operations into one company-owned facility in San Diego; (ii) the consolidation of the operations of WRVW-FM and WSIX-FM in Nashville; (iii) the elimination of duplicative overhead at KRLD-AM and KTCK-AM in Dallas; and (iv) the combination of certain operations between the Charlotte and Greenville-Spartanburg markets.

   The Company's management imposes strict financial reporting requirements and expense budget limitations on each of its stations. In addition, management maintains a centralized accounting system which allows it to closely monitor the performance and operations of each of its stations. Such centralization allows the Company to take advantage of certain economies of scale, including centralized purchasing and reduced personnel costs.

   The Company's music programming is generally determined at the station level by the programming director after extensive research and consultation with the Company's outside programming consultants. The Company broadcasts music under standard and customary license agreements with The American Society of Composers, Authors and Publishers (ASCAP), Broadcast Music Inc.
(BMI) and other companies that represent publishers and composers. The Company obtains sports programming under licenses and rights agreements and short-form programming from network suppliers. For example, the Company has entered into an agreement to broadcast Texas Rangers baseball games on KRLD-AM from the Company's offices and studios located at The Ballpark in Arlington.

   Integral to the Company's strategy of achieving high rankings and maximizing Broadcast Cash Flow is the employment and motivation of strong local management at each of its stations. Local management is responsible for building and developing a sales team capable of converting the stations' high rankings into revenues. As such, a station's general manager and its sales manager are motivated through incentive compensation based on their stations' financial performance. Corporate management continuously provides its stations with advice and support in the development of advertising and marketing strategies, sales force training and motivation techniques.

Advertising

   The primary source of the Company's revenues is the sale of broadcasting time for local, regional and national advertising. A station's sales staff generates most of its local and regional advertising sales. To generate national advertising sales, the Company engages an advertising representative for each of its stations who specializes in national advertising sales and who is compensated on a commission-only basis. Most advertising contracts are short term and generally run only for a few weeks.

   The Company believes that radio is one of the most efficient, cost-effective means for advertisers to reach specific demographic groups. Radio is a precisely-targeted medium and is highly flexible due to the short lead time between production and broadcast and the relative ease of production of commercials. To ensure that an advertising message will be heard mainly by its targeted customer base, an advertiser can choose to advertise on a station with a format that appeals to a specific demographic group. In addition, radio can more readily reach people in the workplace and in their cars than television and other media.

   Advertising rates charged by radio stations are based primarily on a station's ability to attract audiences in the demographic groups targeted by advertisers (as measured by ratings service surveys quantifying the number of listeners tuned to the station at various times of the day and week), on the number of stations in the market competing for the same demographic group and on the supply of and demand for radio advertising time. Rates are generally highest during morning and afternoon drive-time hours.

   Depending on the format of a particular station, there are predetermined numbers of advertisements that are broadcast each hour. The Company endeavors to determine the number of advertisements broadcast per hour that can maximize available revenue dollars without jeopardizing listening levels. Although the number of advertisements broadcast during a given time period may vary, the total number of slots available for broadcast advertising on a particular station generally does not vary significantly from year to year.

Competition

   The Company's stations compete for listeners and advertising revenues directly with other radio stations within their markets. The Company competes for advertising revenues principally through effective promotion of its stations' listener demographics and audience shares, and through the number of listeners in a target group that can be reached for the price charged for the air-time. The Company's stations also compete for advertising revenues with other media, including broadcast television, cable television, newspapers, magazines, direct mail, coupons and billboard advertising. Radio stations compete for listeners primarily on the basis of program content and by hiring highprofile talent with appeal to a particular demographic group. By building in each of its markets a strong base of listeners comprised of specific demographic groups, the Company is able to attract advertisers seeking to reach those listeners. Other factors that affect a station's competitive position include its authorized power, terrain, assigned frequency, audience characteristics, local program acceptance and the number and characteristics of other stations in the market area.

   The radio broadcasting industry is also subject to competition from new media technologies that are being developed or introduced, such as the delivery of audio programming by cable television systems and by digital audio broadcasting. The radio broadcasting industry historically has grown despite the introduction of new technologies for the delivery of entertainment and information, such as television broadcasting, cable television, audio tapes and compact disks. There can be no assurance, however, that the development or introduction in the future of any new media technology will not have an adverse effect on the radio broadcasting industry. The Company also competes with other radio station groups to purchase additional stations. Recent Legislation will permit other radio broadcasting companies to enter the markets in which the Company operates or may operate in the future, some of which may be larger and have substantially greater financial and other resources than the Company.

Inflation

   The impact of inflation on the Company's operations has not been significant to date. There can be no assurance that a high rate of inflation in the future would not have an adverse effect on the Company's operations.

Seasonality

   The Company's revenues vary throughout the year. As is the case throughout the radio broadcast industry, the Company's first quarter generally reflects lowest revenues and its fourth quarter generally reflects the highest revenues for each year.

Employees

   At December 31, 1995, the Company had approximately 324 full time and 108 part time employees, none of whom were represented by unions. Management believes that relations with employees are good.

   The Company employs several high-profile on-air personalities with large, loyal audiences in their respective markets. The Company endeavors to enter into employment agreements with those on-air personalities and station general managers whose services are deemed by the Company to be important for its continued success. In addition, the Company has entered into employment agreements with certain of its executive officers.

Federal Regulation of Radio Broadcasting

   The ownership, operation and sale of radio stations are subject to the jurisdiction of the FCC, which acts under authority granted by the Communications Act of 1934, as amended (the "Communications Act"). Among other things, the FCC assigns frequency bands for broadcasting; determines the particular frequencies, locations and operating power of stations; issues, renews, revokes and modifies station licenses; determines whether to approve changes in ownership or control of station licenses; regulates equipment used by stations; adopts and implements regulations and policies that directly or indirectly affect the ownership, operation and employment practices of stations; and has the power to impose penalties for violations of its rules or the Communications Act.

   The following is a brief summary of certain provisions of the Communications Act and of specific FCC regulations and policies. Reference should be made to the Communications Act, FCC rules and the public notices and rulings of the FCC for further information concerning the nature and extent of federal regulation of broadcast stations.

   FCC Licenses. Radio stations operate pursuant to broadcasting licenses that are granted by the FCC for maximum terms of seven years (such maximum terms have been increased to eight years by the Recent Legislation) and are subject to renewal upon application to the FCC. During certain periods when renewal applications are pending, petitions to deny license renewals can be filed by interested parties, including members of the public. The FCC will grant a renewal application if it finds that the station has served the public interest, convenience and necessity, that there have been no serious violations by the licensee of the Communications Act or the rules and regulations of the FCC, and that there have been no other violations by the licensee of the Communications Act or the rules and regulations of the FCC that, when taken together, would constitute a pattern of abuse.

   The following table summarizes certain information relating to (i) the stations currently owned and operated by the Company, (ii) the stations with which the Company has a JSA, (iii) the Liberty stations to be retained (iv) the stations to be acquired from MMR (the Swap Stations), and (v) the stations to be acquired from Prism.


                                                                                                  EXPIRATION
METROPOLITAN MARKET SERVED                                                                        DATE OF FCC
AND STATION CALL LETTERS             CITY OF LICENSE(1)       POWER IN KW'S         FREQUENCY(1) AUTHORIZATION
------------------------             ------------------       --------------        ------------ -------------
Dallas, TX
   KRLD-AM.......................    Dallas, TX                    50                 1080 kHz       8/1/97
   KTCK-AM.......................    Dallas, TX                     5                 1310 kHz       8/1/97
Washington, DC / Baltimore, MD
   WXVR-FM.......................    Braddock Heights, MD         0.38               103.9 MHZ      10/1/02
   WHFS-FM (2)...................    Annapolis, MD                 50                 99.1 MHZ      10/1/95*
   WXTR-FM.......................    Waldorf, MD                   22                104.1 MHZ      10/1/02
   WQSI-AM.......................    Frederick, MD         4.3 Day, .43 Night          820 kHz      10/1/02

Houston, TX
   KODA-FM.......................    Houston, TX                   95                 99.1 MHZ       8/1/97
   KQUE-FM(3)....................    Houston, TX                  100                102.9 MHZ       8/1/97
   KNUZ-AM(3)....................    Houston, TX                  .41                 1230 kHz       8/1/97
Long Island, NY
   WBAB-FM.......................    Babylon, NY                    3                102.3 MHZ       6/1/98
   WHFM-FM.......................    Southampton, NY                5                 95.3 MHZ       6/1/98
   WBLI-FM(4)....................    Patchogue, NY                 49                106.1 MHZ       6/1/98
   WGBB-AM.......................    Freeport, NY                   1                 1240 kHz       6/1/98
San Diego, CA
   KMKX-FM.......................    San Diego, CA                 36                103.7 MHZ      12/1/97
   KYXY-FM.......................    San Diego, CA                 41                 96.5 MHZ      12/1/97
Charlotte, NC
   WTDR-FM.......................    Statesville, NC              100                 96.9 MHZ      12/1/02
   WLYT-FM.......................    Hickory, NC                   31                102.9 MHZ      12/1/02
Greensboro, NC
   WMAG-FM.......................    High Point, NC               100                 99.5 MHZ      12/1/02
   WTCK-AM.......................    Greensboro, NC                 5                 1320 kHz      12/1/02
   WHSL-FM.......................    High Point, NC               100                100.3 MHZ      12/1/02
   WMFR-AM.......................    High Point, NC                 1                 1230 kHz      12/1/02
Nashville, TN
   WSIX-FM.......................    Nashville, TN                100                 97.9 MHZ       8/1/96
   WRVW-FM.......................    Lebanon, TN                   58                107.5 MHZ       8/1/96

                                      10





                                                                                                  EXPIRATION
METROPOLITAN MARKET SERVED                                                                        DATE OF FCC
AND STATION CALL LETTERS             CITY OF LICENSE(1)      POWER IN KW'S          FREQUENCY(1) AUTHORIZATION
------------------------             ------------------      ---------------        ------------ -------------
Louisville, KY
   WVEZ-FM.......................    Louisville, KY              24.5                105.9 MHZ       8/1/96
   WTFX-FM.......................    Louisville, KY                37                100.5 MHZ       8/1/96
   WWKY-AM.......................    Louisville, KY          5 Day, 1 Night            790 kHz       8/1/96

Jacksonville, FL
   WKQL-FM.......................    Jacksonville, FL              98                 96.9 MHZ       2/1/03
   WIVY-FM.......................    Jacksonville, FL              98                 02.9 MHZ       2/1/96*
   WOKV-AM.......................    Jacksonville, FL       50 Day, 10 Night           600 kHz       2/1/03
   WPDQ-AM.......................    Jacksonville, FL            5 Day                 690 kHz       2/1/03

Raleigh, NC
   WZZU-FM.......................    Burlington, NC               100                 93.9 MHZ      12/1/02
   WDCG-FM.......................    Durham, NC                   100                 05.1 MHZ      12/1/02
   WRDU-FM.......................    Wilson, NC                   100                 06.1 MHZ      12/1/02
   WTRG-FM.......................    Rocky Mount, NC              100                 00.7 MHZ      12/1/02
Greenville, Spartanburg, SC
   WSSL-FM.......................    Gray Court, SC               100                 00.5 MHZ      12/1/02
   WMYI-FM.......................    Hendersonville, NC            20                 02.5 MHZ      12/1/02
   WROQ-FM.......................    Anderson, SC                 100                 01.1 MHZ      12/1/02
   WGVL-AM.......................    Greenville, SC                 5                 1440 kHz      12/1/02
Tucson, AZ
   KRQQ-FM.......................    Tucson, AZ                    91                 93.7 MHZ      10/1/97
   KWFM-FM.......................    Tucson, AZ                    90                 92.9 MHZ      10/1/97
   KCEE-AM.......................    Tucson, AZ                     1                  940 kHz      10/1/97
   KNST-AM.......................    Tucson, AZ              5 Day, .5 Night           790 kHz      10/1/97

Wichita, KS
   KRZZ-FM.......................    Derby, KS                     50                 96.3 MHZ       6/1/97
   KKRD-FM.......................    Wichita, KS                   95                 07.3 MHZ       6/1/97
   KNSS-AM.......................    Wichita, KS                   .6                 1240 kHz       6/1/97
Jackson, MS
   WMSI-FM.......................    Jackson, MS                  100                 02.9 MHZ       6/1/96*
   WKTF-FM.......................    Jackson, MS                  100                 95.5 MHZ       6/1/96*
   WSTZ-FM.......................    Vicksburg, MS                100                 06.7 MHZ       6/1/96*
   WJDS-AM.......................    Jackson, MS             5 Day, 1 Night            620 kHz       6/1/96*
   WJDX-FM.......................    Jackson, MS                   96                 96.3 MHZ       6/1/96*
   WZRX-AM.......................    Jackson, MS             5 Day, 1 Night           1590 kHz       6/1/96*

----------------------
(1) According to Broadcasting and Cable Yearbook 1995.

(2) On February 27, 1996, the FCC issued a decision imposing a notice of apparent liability for a forfeiture against Duchossois Communications Co. of Maryland, the previous licensee of WHFS-FM, in the aggregate amount of $38,000 for violations of certain of the FCC's rules. On March 12, 1996, Liberty of Maryland, the present licensees of WHFS-FM and Patricia Ebbert, a party who had filed a petition to deny the application for consent to assignment of the station's licenses to Liberty of Maryland and a petition to deny the application for renewal of the station's license, filed with the FCC Joint Requests for Approval of Settlement Agreement requesting the FCC to approve the Settlement Agreement, among such parties grant the station's pending renewal application, dismiss Ebbert's petition to deny against the renewal application and dismiss Ebbert's court appeal of the FCC's grant of consent to the assignment of WHFS-FM's license to Liberty of Maryland. The previous licensee and Ms. Ebbert also filed a Joint Motion for Voluntary Remand of Record with the United States Court of Appeals for the District of Columbia Circuit requesting that the Court remand to the FCC the record in Ebbert's court appeal of the FCC's grant of the application to assign WHFS-FM's license to Liberty of Maryland, in order to permit the FCC to approve the Settlement Agreement.





(3) On February 6, 1996, the FCC issued a decision granting the applications to renew the broadcast licenses for these stations and imposed a notice of apparent liability for a forfeiture in the amount of $18,500, as well as two-year reporting conditions for violations of the FCC's rules concerning equal employment opportunity. On March 7, 1996, the Texas State Conference of Branches of the NAACP filed with the FCC a petition for reconsideration of the FCC's decision granting the renewal of the stations' licenses, which petition is currently pending before the FCC.

(4) David Naylor filed with the FCC a Petition to Deny the assignment of the station to the Company alleging past employment discrimination at the station. This petition is currently pending at the FCC.

(*) License renewal pending.

    Ownership Matters. The Communications Act prohibits the assignment of a broadcast license or the transfer of control of a broadcast licensee without the prior approval of the FCC. In determining whether to grant or renew a broadcast license, the FCC considers a number of factors pertaining to the licensee, including compliance with various rules limiting common ownership of media properties, the "character" of the licensee and those persons holding "attributable" interests therein and compliance with the Communications Act's limitations on alien ownership.

    To obtain the FCC's prior consent to transfer or assign a broadcast license, appropriate applications must be filed with the FCC. If the transfer or assignment application involves a "substantial change" in ownership or control, the application is placed on public notice for a period of approximately 30 days during which petitions to deny the application may be filed by interested parties, including members of the public. If the transfer or assignment application does not involve a "substantial change" in ownership or control, it is a "pro forma" application. The "pro forma" application is nevertheless subject to having informal objections filed against it. If the FCC grants a transfer or assignment application, interested parties have approximately 30 days from public notice of the grant to seek reconsideration or review of that grant. The FCC normally has approximately an additional ten days to set aside on its own motion such grant.

    Pursuant to the Recent Legislation, the limit on the number of radio stations one entity may own nationally has been eliminated and the limits on the number of radio stations one entity may own locally have been raised as follows: (i) in a market with 45 or more commercial radio stations, an entity may own up to eight commercial radio stations, not more than five of which are in the same service (FM or AM), (ii) in a market with between 30 and 44 (inclusive) commercial radio stations, an entity may own up to seven commercial radio stations, not more than four of which are in the same service, (iii) in a market with between 15 and 29 (inclusive) commercial radio stations, an entity may own up to six commercial radio stations, not more than four of which are in the same service and (iv) in a market with 14 or fewer commercial radio stations, an entity may own up to five commercial radio stations, not more than three of which are in the same service, except that an entity may not own more than 50% of the stations in such market. FCC ownership rules continue to permit an entity to own one FM and one AM station locally regardless of market size.

    The Communications Act and FCC rules also prohibit the common ownership, operation or control (i) of a radio broadcast station and a television broadcast station serving the same geographic market, subject to a waiver of such prohibition for stations located in the largest television markets if certain conditions are satisfied (the Recent Legislation directs the FCC to extend such waiver policy to the top 50 television markets), and (ii) of a radio broadcast station and a daily newspaper serving the same geographic market. Under these rules, absent waivers, the Company would not be permitted to acquire any daily newspaper or television broadcast station (other than low-power television) in any geographic market in which it owns broadcast properties.

    The FCC generally applies its ownership limits to "attributable" interests held by an individual, corporation, partnership or other association. In the case of corporations holding (or through subsidiaries controlling) broadcast licenses, the interests of officers, directors and those who, directly or indirectly, have the right to vote 5% or more of the corporation's stock (or 10% or more of such stock in the case of insurance companies, investment companies and bank trust departments that are passive investors) are generally attributable, except that, in general, no minority voting stock interest will be attributable if there is a single holder of more than 50% of the outstanding voting power of the corporation. The FCC has outstanding a notice of proposed rule making that, among other things, seeks comment on whether the FCC should modify its attribution rules by (i) restricting the availability of the single majority shareholder exemption and (ii) attributing under certain circumstances certain interests such as non-voting stock or debt. The Company cannot predict the outcome of this proceeding or how it will affect the Company's business.

    Mr. Hicks, the Company's President and Chief Executive Officer, is the sole voting shareholder of Gulfstar Communications, Inc. ("Gulfstar"), which is the licensee through subsidiaries of KLVI-AM and KYKR-FM, Beaumont, Texas, KLTN-FM, Port Arthur, Texas, KYKS-FM, Lufkin, Texas, KIXS-FM, Victoria, Texas, KNUE-FM, Tyler, Texas (a Gulfstar subsidiary also sells advertising on KAFX-FM, Diboll, Texas, KISX-FM Whitehouse, Texas, KTYL-FM, Tyler, Texas and KLVB-FM, Bloomington, Texas pursuant to JSAs), KKYR-AM, Texarkana, Arkansas, KKYR-FM, Texarkana, Texas, and WJBO-AM, WFMF-FM, WYNK-AM and WYNK-FM, Baton Rouge, Louisiana. As required by his employment agreement, Mr. Hicks has submitted an application to divest himself of his attributable interest in Gulfstar. This application was granted by the FCC on February 14, 1996, and the proposed divestiture awaits consummation. Mr. Hicks also has interests in other broadcasting companies that are not attributable interests under FCC rules and regulations.

    Mr. Armstrong, Executive Vice President, Chief Financial Officer, and Treasurer of the Company, owns 5% of the common stock of Resource Media, Inc., licensee of KLFF-AM, Glendale, Arizona, and KEDGFM, Sun City, Arizona and owns 5% of the common stock of Arizona City Broadcasting, Inc., which owns KONZ-FM, Arizona City, Arizona.

    Mr. Sillerman, the Company's Executive Chairman, holds non-voting common and preferred stock interests, as well as voting common stock interests, representing less than 5% of the outstanding voting power of MMR which, through subsidiaries, owns and operates, provides programming to, or sells advertising on behalf of radio stations in small and medium markets primarily located in the Eastern United States. Mr. Sillerman is neither an officer nor a director of MMR, and accordingly, based on the advice of counsel, the Company believes that his interests therein are non-attributable under the present FCC rules. Mr. Sillerman's non-voting common and preferred stock interests in MMR are, however, convertible into voting common stock representing more than 5% of the voting power of the outstanding MMR stock and, accordingly, upon such conversion, Mr. Sillerman's interests might become attributable. Such conversion, however, may require the consent of the FCC and is also subject to substantial contractual and charter restrictions that permit conversion only if MMR fails to meet certain financial tests.

    Mr. Sillerman also has non-voting common and preferred stock interests in Triathlon Broadcasting Company, a publicly-held radio broadcasting company ("Triathlon"), which has or proposes to have attributable interests in radio stations in small and medium markets primarily located in the Midwest and Western United States. Heretofore, the FCC has not considered Mr. Sillerman's interest in Triathlon to be an attributable one. However, Mr. Sillerman's non-voting stock interests in Triathlon are convertible into voting stock interests under certain circumstances, including the receipt of necessary FCC approval. The FCC is examining, through outstanding rule making and adjudicatory proceedings, whether to change the criteria for considering an interest to be attributable. Some commentators on the rule making proceedings have urged that the test of attribution should not be voting power but rather influence over the licensee. Fisher Wayland Cooper Leader & Zaragoza LLP, FCC counsel to the Company, has advised the Company that to the extent that the FCC adopts this standard, certain contractual arrangements between Sillerman Communications Management Corporation ("SCMC"), a corporation controlled by Mr. Sillerman, which serves as a financial advisor and consultant to the Company, and each of MMR and Triathlon may cause Messrs. Sillerman and Tytel's interests in MMR and Triathlon to be attributable. If the FCC were to determine that Messrs. Sillerman and Tytel's interests in MMR and Triathlon were attributable, then Messrs. Sillerman and Tytel would be required to reduce the number of their attributable interests to the then-applicable permissible limits contained in the FCC's ownership rules.

    Under the FCC's cross-interest policy, the FCC in certain circumstances may prohibit one party from acquiring non-attributable economic interests in two broadcast stations in the same market. Prior to consummation of the Liberty Acquisition and the Exchange, the FCC will need to determine that its crossinterest policy does not prohibit (i) the Company's acquisitions of KNSS-AM, KKRD-FM and KRZZ-FM, each operating in the Wichita, Kansas market, a market in which Triathlon already owns stations and (ii) MMR's acquisitions of WZRX-AM and WSTZ-FM, each operating in the Jackson, Mississippi market and WROQ-FM operating in the Greenville, South Carolina market, markets in which SFX already owns stations. In accordance therewith, it will need to be demonstrated that competition or the sale of spot advertising (i) in the Wichita, Kansas market and (ii) the Jackson, Mississippi and Greenville, South Carolina markets will not be impaired as a result of Mr. Sillerman's passive interests in Triathlon and MMR, respectively, in conjunction with his active interest in the Company. The Company believes that because Mr. Sillerman is not active in Triathlon's or MMR's daily operations and is not an officer or director of Triathlon or MMR, the FCC is likely not to invoke its cross-interest policy. There can, however, be no assurance that the FCC will not invoke such policy and prohibit the acquisition of such stations.

   The Communications Act prohibits the issuance of a broadcast license to, or the holding of a broadcast license by, any corporation of which more than 20% of the capital stock is owned of record or voted by non-U.S. citizens or their representatives or by a foreign government or a representative thereof, or by any corporation organized under the laws of a foreign country (collectively, "Aliens"). The Communications Act also authorizes the FCC, if the FCC determines that it would be in the public interest, to prohibit the issuance of a broadcast license to, or the holding of a broadcast license by, any corporation directly or indirectly controlled by any other corporation of which more than 25% of the capital stock is owned of record or voted by Aliens. The Company has been advised that the FCC staff has interpreted this provision to require a finding that such a grant or holding would be in the public interest before a broadcast license may be granted to or held by any such corporation and that the FCC staff has made such a finding only in limited circumstances. The FCC has issued interpretations of existing law under which these restrictions in modified form apply to other forms of business organizations, including partnerships. As a result of these provisions, the licenses granted to the radio station subsidiaries of the Company by the FCC could be revoked if, among other restrictions imposed by the FCC, more than 25% of the Company's stock were directly or indirectly owned or voted by Aliens. The Restated Certificate of Incorporation (the "Certificate of Incorporation") of the Company contains limitations on Alien ownership and control of the Company that are substantially similar to those contained in the Communications Act.

   Local Marketing Agreements. Over the past few years, a number of radio stations, including certain of the Company's stations, have entered into what have commonly been referred to LMAs. While these agreements may take varying forms, pursuant to a typical LMA, separately owned and licensed radio stations agree to enter into cooperative arrangements of varying sorts, subject to compliance with the requirements of antitrust laws and with the FCC's rules and policies. Under these types of arrangements, separately-owned stations could agree to function cooperatively in terms of programming, advertising sales, etc., subject to the requirement that the licensee of each station shall maintain independent control over the programming and operations of its own station. One typical type of LMA is a programming agreement between two separately-owned radio stations serving a common service area, whereby the licensee of one station programs substantial portions of the broadcast day on the other licensee's station, subject to ultimate editorial and other controls being exercised by the latter licensee, and sells advertising time during such program segments. Such arrangements are an extension of the concept of "time brokerage" agreements, under which a licensee of a station sells blocks of time on its station to an entity or entities which program the blocks of time and which sell their own commercial advertising announcements during the time periods in question.

   The FCC has determined that issues of joint advertising sales should be left to enforcement by antitrust authorities and has specifically revised its so-called "cross-interest" policy to make that policy inapplicable to time brokerage arrangements, (under this policy, the FCC in certain circumstances may prohibit one party from acquiring non-attributable economic interests in two broadcast stations in the same market). Furthermore, over the past few years, the staff of the FCC's Mass Media Bureau has held that LMAs are not contrary to the Communications Act, provided that the licensee of the station which is being substantially programmed by another entity maintains complete responsibility for and control over programming and operations of its broadcast station and assures compliance with applicable FCC rules and policies.

   The FCC's multiple ownership rules specifically permit radio station LMAs to continue to be entered into and implemented, but provide that a station brokering more than 15% of the time on another station serving the same market will be considered to have an attributable ownership interest in the brokered station for purposes of the FCC's multiple ownership rules. As a result, in a market in which the Company owns a radio station, the Company would not be permitted to enter into an LMA with another local radio station which it could not own under the local ownership rules, unless the Company's programming constitutes 15% or less of the other local station's programming time on a weekly basis. The FCC's rules also prohibit a broadcast licensee from simulcasting more than 25% of its programming on another station in the same broadcast service (i.e., AM-AM or FM-FM) through a time brokerage or LMA arrangement where the brokered and brokering stations which it owns or programs serve substantially the same area.

   Joint Sales Agreements. Currently, JSAs are not deemed by the FCC to be attributable. However, the FCC has outstanding a notice of proposed rule making concerning, among other things, whether JSAs should be considered attributable interests. The attribution of radio station JSAs has become less of an issue as a result of the general liberalization of the ownership limits on radio stations authorized by the Recent Legislation. If JSAs become attributable interests as a result of such rule making, the Company would be required to terminate any JSA it might have with a radio station with which the Company could not have an LMA.

   Programming and Operation. The Communications Act requires broadcasters to serve the "public interest." The FCC gradually has relaxed or eliminated many of the more formalized procedures it had developed in the past to promote the broadcast of certain types of programming responsive to the needs of a station's community of license. A licensee continues to be required, however, to present programming that is responsive to issues of the station's community, and to maintain certain records demonstrating such responsiveness. Complaints from listeners concerning a station's programming often will be considered by the FCC when it evaluates renewal applications of a licensee, although such complaints may be filed at any time and generally may be considered by the FCC at any time. Stations also must follow various rules promulgated under the Communications Act that regulate, among other things, political advertising, sponsorship identifications, the advertisement of contests and lotteries, obscene and indecent broadcasts, and technical operations, including limits on radio frequency radiation. In addition, licensees must develop and implement affirmative action programs designed to promote equal employment opportunities, and must submit reports to the FCC with respect to these matters on an annual basis and in connection with a renewal application.

   Failure to observe these or other rules and policies can result in the imposition of various sanctions, including monetary forfeitures, the grant of "short" (less than the maximum) renewal terms or, for particularly egregious violations, the denial of a license renewal application or the revocation of a license.

   Proposed Changes. The Congress and/or the FCC have under consideration, and in the future may consider and adopt, new laws, regulations and policies regarding a wide variety of matters that could affect, directly or indirectly, the operation, ownership and profitability of the Company's radio broadcast stations, result in the loss of audience share and advertising revenues for the Company's radio broadcast stations, and affect the ability of the Company to acquire additional radio broadcast stations or finance such acquisitions. Such matters may include: changes to the license renewal process; spectrum use or other fees on FCC licensees; revisions to the FCC's equal employment opportunity rules and other matters relating to minority and female involvement in the broadcasting industry; proposals to change rules relating to political broadcasting; technical and frequency allocation matters; proposals to permit expanded use of FM translator stations; proposals to restrict or prohibit the advertising of beer, wine and other alcoholic beverages on radio; changes in the FCC's cross-interest, multiple ownership and cross-ownership policies; changes to broadcast technical requirements; delivery by telephone companies of audio and video programming to the home through existing phone lines; proposals to limit the tax deductibility of advertising expenses by advertisers; and proposals to auction the right to use the radio broadcast spectrum to the highest bidder, instead of granting FCC licenses and subsequent license renewals.

   The FCC is currently considering whether to authorize the use of a new technology, digital audio broadcasting ("DAB"), to deliver audio programming. DAB may provide a medium for the delivery by satellite or terrestrial means of multiple new audio programming formats to local and national audiences. It is not known precisely how in the future this technology may be used by existing radio broadcast stations either on existing or alternate broadcasting frequencies.

   The Company cannot predict what other matters might be considered in the future by the FCC and/or Congress, nor can it judge in advance what impact, if any, the implementation of the Recent Legislation or any of these proposals or changes might have on its business.

Forward-Looking Information

   Except for the historical information contained in this Form 10-K, certain items herein, including without limitation certain matters discussed under
Part I, Item 3, "Legal Proceedings" and under Part II, Item 7, "Management's Discussion and Analysis of Financial Condition and Results of Operations" (the "MD&A"), are forward-looking statements. The matters referred to in such statements could be affected by the risks and uncertainties involved in the Company's business, including without limitation the effect of economic and market conditions, the level and volatility of interest rates, the impact of current or pending legislation and regulation and the other risks and uncertainties detailed in Part I, Item 1, "Competition" and Federal Regulation of Radio Broadcasting" and in Part II, Item 7, the MD&A.

Company History

   The Company was incorporated in Delaware on February 26, 1992 to acquire the existing radio station business of Command Communications, Inc. ("Command") and Capstar Communications, Inc. ("Capstar"). The Company acquired all of the outstanding voting stock of Command ("the Command Acquisition") on July 2, 1993, and a subsidiary of the Company merged with and into Capstar (the "Capstar Merger") on October 7, 1993. Following the consummation of these two transactions, the Company owned and operated or provided programming to nine FM stations and three AM stations serving the following six markets:
Dallas and Houston, Texas, San Diego, California, Nashville, Tennessee, Greenville-Spartanburg, South Carolina, and Jackson, Mississippi, and acquired a group of regional and national radio networks known as the Texas State Networks ("TSN"). On October 29, 1993 , the Company sold TSN's Spanish Information Service Network ("SIS") for a total consideration of $1,500,000. No gain or loss was recognized on the sale.

   On October 7, 1993, the Company completed an initial public offering of 3,500,000 shares of its Class A Common Stock at a price of $15 per share (the "Common Stock Offering") and $80,000,000 aggregate principal amount of its 11-3/8 % Senior Subordinated Notes due 2000 (the "Notes Offering," and together with the Common Stock Offering, the "Offerings"). The net proceeds to the Company of the Offerings were used to fund the acquisition of the stations and to repay existing debt, and the excess was retained for working capital purposes and potential acquisitions.

   On July 5, 1995, the Company completed a public offering of 1,725,000 shares of Class A Common Stock, including the subsequent exercise by the underwriters of an over-allotment option of 225,000 shares, for $24.50 per share. The proceeds of the offering were $39,166,000 after underwriting discounts, commissions and other expenses of the offering. The proceeds were utilized to repay borrowings under the New Credit Facility of $21,500,000 and to fund the Dallas Acquisition and to fund a portion of the Charlotte Acquisition.

ITEM 2. PROPERTIES.

   The Company's corporate headquarters are located in New York City, New York, and Austin, Texas. The types of properties required to support each of the Company's radio stations include offices, studios, and transmitter antenna sites. A station's studios are generally housed with its offices in downtown or business districts, except for KRLD-AM's studio, which is located in leased space at the Ballpark in Arlington in the Texas Rangers' baseball stadium. The transmitter sites are consistent with the station licenses and are generally located so as to provide maximum market coverage.

   The studios and offices of KODA-FM in Houston, Texas, WMSI-FM, WJDS-AM, and WKTF-FM in Jackson, Mississippi, KJQY-FM and KYXY-FM in San Diego, California and WSIX-FM and WRVW-FM in Nashville, Tennessee are owned by the Company. These properties secure the Company's borrowings under the New Credit Facility. The studios and offices of the other stations, as well as the Company's corporate headquarters in New York City, New York, and Austin, Texas, are located in leased facilities with lease terms that expire in approximately one to eight years. The Company owns or leases all of its transmitter antenna sites, with lease terms that expire in one to 49 years. The Company does not anticipate any difficulties in renewing those leases that expire within the next five years or in leasing other space if required. No particular interest in real property is material to the Company's overall operations. Management believes that its properties are in good condition and are suitable for its operations; however, the Company continually looks for opportunities to upgrade its properties.

   Upon the closing of the Liberty Acquisition and the Exchange, the Company will also own the studios for (i) WBLI-FM, Long Island, New York; (ii) WBAB-FM, and WGBB-AM, Long Island, New York; and (iii) WXVR-FM and WQSI-AM, Washington, D.C. and the transmitter sites for (i) WBAB-FM, WGBB-AM, and WHFM-FM, Long Island, New York; (ii) WXTR-FM and WQSI-AM, Washington, D.C. The other facilities used in the operations of these stations have been leased.

   Upon the closing of the Prism Acquisition, the Company will also own the studios for (i) KWFM-FM and KCEE-AM, Tucson, Arizona, and (ii)WKQL-FM, WIVY-FM, WOKV-AM and WPDQ-AM, Jacksonville, Florida, and the transmitter sites for (i) KCEE-AM and KNST-AM, Tucson, Arizona (ii) WTFX-FM, WWKY-AM and WVEZ-FM, Louisville, Kentucky; (iii) WDCG-FM and WZZU-FM, Raleigh, North Carolina; (iv) KNSS-AM and KRZZ-FM, Wichita, Kansas; (v) WOKV-AM and WPDQ-AM, Jacksonville, Florida. The other facilities used in the operations of these stations have been leased.

   Upon the closing of the acquisitions of the Swap Stations, the Company will own the studios and transmitters for KQUE-FM and KNUZ-AM, Houston, Texas.

   The Company owns substantially all of the equipment used in its radio broadcasting business. The Company believes that its properties are in good condition and suitable for its current and foreseeable operations.

ITEM 3. LEGAL PROCEEDINGS.

   On March 13, 1995, a breach of contract and civil RICO suit was filed in the United States District Court for the Eastern District of Texas by Tricom Broadcasting, Inc. against 12 defendants, including the Company and R. Steven Hicks, the Company's President and Chief Executive Officer. The complaint also named as a defendant Gulfstar, of which Mr. Hicks is the sole voting shareholder. The complaint sought damages in an unspecified amount against all defendants. There were no specific allegations against the Company in the complaint and the Company (and Mr. Hicks as well as Gulfstar and the other defendants) filed a motion to dismiss the action. On September 11, 1995 the Court denied the motions to dismiss, but ordered the plaintiff to file an amended complaint. Plaintiff subsequently filed, or sought leave to file, several amended complaints, again without specific allegations against the Company but alleging breach of contract damages against Gulfstar and Mr. Hicks in the amount of $1.24 million. The Company and the other defendants then filed new motions to dismiss. On February 12, 1996, the United States Magistrate Judge to whom the case was assigned concluded that the Company's motion to dismiss should be granted and that plaintiffs claims against the Company should be dismissed with prejudice. The recommendation of the United States Magistrate Judge must now be confirmed by the District Judge and the Company is awaiting that confirmation. Mr. Hicks filed an application with the FCC for approval of the transfer of voting control of Gulfstar. Mr. Hicks' application was granted by the FCC and the transaction awaits consummation.

   In the opinion of management, there are no other material threatened or pending legal proceedings against the Company or any entity affiliated with Messrs. Sillerman or Hicks, which, if adversely decided, would have a material effect on the financial condition or prospects of the Company.

ITEM 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

        No matters were submitted to a vote of stockholders during the fourth quarter of fiscal year 1995.

                              PART II


ITEM 5. MARKET FOR REGISTRANT'S COMMON EQUITY AND STOCKHOLDER MATTERS.

Market Information for Common Stock

   The Company's Class A Common Stock has traded on the Nasdaq Stock Market under the symbol SFXBA since October 7, 1993, the date of the Company's Offerings. The high and low bid price for the Company's Class A Common Stock for the years ended December 31, 1995 and 1994 were:

                          1995                    1994
                   -------------------     --------------------
Quarter Ended       High         Low         High         Low
-------------      ------       -----       ------       -----
March 31             26           17        14-3/4         11
June 30            26-1/4       20-1/2      14-3/4       11-1/4
September 30       29-3/4       24-3/4      17-1/4         13
December 31        30-1/4         24          18           15



   As of March 28, 1996, there were approximately 33 holders of record of the Company's 6,458,215 shares of outstanding Class A Common Stock, and three holders of record of the Company's 1,000,000 shares of outstanding Class B Common Stock. A number of the Company's record holders represent substantial numbers of public shareholders whose securities are held in a so-called "street name." On December 20, 1995, the Company repurchased all 16,784 outstanding shares of its non-voting Class C Common Stock for $27 3/8 per share.

   The Company has not paid any dividends on its Common Stock. The Company intends to retain future earnings for use in its business and does not anticipate paying any cash or stock dividends on shares of its Common Stock in the foreseeable future. In addition, the Company is restricted under the terms of the indenture relating to the Notes issued in the Notes Offering (the "Indenture") and New Credit Facility from paying cash dividends on its Common Stock.

ITEM 6. SELECTED COMBINED FINANCIAL DATA OF CAPSTAR AND SFX BROADCASTING (1)

                                                                                    Year Ended December 31,
                                                              -------------------------------------------------------------------
                                                                                    (dollars in thousands)
                                                                   1991          1992          1993          1994          1995
                                                                   ----          ----          ----          ----          ----
STATEMENT OF OPERATIONS DATA:
Net revenues ...............................................   $   13,442    $   15,003    $   34,233    $   55,556    $   76,830
Station operating expenses .................................        9,105         9,624        21,555        33,956        51,039
Depreciation,  amortization, and duopoly
  integration costs (2).....................................        3,726         3,208         4,475         5,873         9,137
Corporate, general & administrative expenses ...............          726           769         1,808         2,964         3,797
Corporate, general & administrative expenses
  non-recurring charge (3)..................................          --             --        13,980            --            --

Writedown of broadcast rights agreement(4) .................          --             --            --            --         5,000
                                                               ----------    ----------    ----------    ----------    ----------
Operating income (loss) ....................................         (115)        1,402        (7,585)       12,763         7,857
Investment (income) loss ...................................                                      (17)          121          (650)
Interest expense ...........................................        4,241         3,610         7,351         9,332        12,903
Other income, net ..........................................         (124)           --            --            --            --
                                                               ----------    ----------    ----------    ----------    ----------
Net income (loss) before income taxes and cumulative
  effect of a change in accounting principle and
  extraordinary  item ......................................       (4,232)       (2,208)      (14,919)        3,310        (4,396)
Income tax expense .........................................           --            --         1,015         1,474            --
Extraordinary loss on debt retirement ......................           --            --         1,665            --            --
Cumulative effect of a change in accounting principle ......           --            --           182            --            --
                                                               ----------    ----------    ----------    ----------    ----------
Net income (loss) ..........................................       (4,232)       (2,208)      (17,781)        1,836        (4,396)
Redeemable preferred stock dividends(5) ....................          302           385           557           348           291
Net income (loss) applicable to common stockholders ........   $   (4,534)   $   (2,593)   $  (18,338)   $    1,488    $   (4,687)
                                                               ==========    ==========    ==========    ==========    ==========
Net income (loss) per  share ...............................   $    (3.85)   $    (2.20)   $    (7.08)   $     0.26    $    (0.71)
                                                               ==========    ==========    ==========    ==========    ==========
Weighted average common shares outstanding .................    1,178,570     1,178,570     2,589,285     5,792,385     6,595,728
                                                               ==========    ==========    ==========    ==========    ==========
OTHER OPERATING DATA:
Broadcast Cash Flow (6) ....................................   $    4,337    $    5,379    $   12,678    $   21,600    $   25,791
EBITDA (6) .................................................        3,611         4,610        10,870        18,636        21,994
Cash Capital Expenditures ..................................          139           115           569         1,951         3,261
Net cash provided by  operating activities .................          278         1,171            76         1,174           499
Net cash (used in) provided by investing activities ........          415          (115)      (56,568)       (6,184)      (25,697)
Net cash provided by (used in) financing activities ........         (157)         (495)       66,122        (2,083)       33,897


                                                                            As of December 31,
                                                     ---------------------------------------------------------------------
                                                                          (dollars in thousands)
                                                      1991             1992            1993           1994           1995
                                                     ------           ------          ------         ------         ------
BALANCE SHEET DATA:
Cash and cash equivalents .......................    $    96        $    657        $ 10,287       $  3,194        $ 11,893
Working capital (deficit) .......................        451         (37,470)         22,088         18,698          20,890
Intangible assets, net ..........................     29,046          27,856         107,290        102,152         129,543
Total assets ....................................     37,367          36,127         152,871        145,808         187,337
Total debt and capital lease obligations ........     38,828          39,011          81,627         81,516          81,850
Redeemable preferred stock ......................      2,972           3,892           3,701          2,466           3,285
Shareholders' equity (deficit) ..................     (6,951)         (9,411)         48,598         48,856          83,061

(1) The Company's consolidated financial statements tend not to be directly comparable from period to period due to acquisition activity. The selected financial data of SFX Broadcasting and predecessors include (i) the historical financial statements of Capstar (ii) the historical financial statements of SFX Broadcasting since its formation on February 26, 1992 and (iii) the results of operations of Command, WMYI-FM, WKTF-FM, WRVW-FM (formerly WYHY-FM), KYXY-FM and KTCK-AM from the date of their acquisition on July 2, 1993, April 30, 1993, December 28, 1993, December 4, 1994, April 13, 1995 and September 15, 1995, respectively, using the purchase method of accounting.

(2) In 1995, costs of $1,380,000, relating to the integration of KYXY-FM and the reformatting of its duopoly partner were expensed with depreciation and amortization.

(3) The non cash non-recurring charge related to the valuation of Founders shares at the offering date and certain pooling costs related to the Capstar merger.

(4) $5,000,000 special charge with respect to the diminished value of the Texas Rangers contract.

(5) Includes preferred stock dividends and accretion on Series A, B and C Redeemable Preferred Stock.

(6) EBITDA is defined as net revenues less station operating expenses and corporate general and administrative expenses. Broadcast Cash Flow is defined as EBITDA before corporate, general and administrative expenses. Although EBITDA and Broadcast Cash Flow are not measures of performance calculated in accordance with generally accepted accounting principles ("GAAP"), the Company believes that EBITDA and Broadcast Cash Flow are accepted by the broadcasting industry as generally recognized measures of performance and are used by analysts who report publicly on the performance of broadcasting companies. In addition, EBITDA will be the basis for determining compliance with several covenants in the Indenture and the New Credit Facility.

ITEM 7. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

BASIS OF PRESENTATION

General

   The following analysis of the financial condition and results of operations of the Company should be read in conjunction with the Company's consolidated financial statements and notes thereto included elsewhere in this Form 10-K.

   The performance of a radio station group, such as the Company, is customarily measured by its ability to generate Broadcast Cash Flow. Broadcast Cash Flow is net revenues less station operating expenses. Broadcast Cash Flow, although not calculated in accordance with GAAP, is widely used in the broadcasting industry as a measure of the Company's operating performance. Nevertheless, this measure should not be considered in isolation or as a substitute for operating income, net income, net cash provided by operating activities or any other measure for determining the Company's operating performance or liquidity which is calculated in accordance with GAAP.

   The primary source of the Company's revenues is the sale of broadcasting time on its radio stations for advertising. The Company's most significant station operating expenses are employee salaries and commissions, programming expenses and advertising and promotional expenditures. The Company strives to control these expenses by working closely with local station management.

   The Company's revenues are primarily affected by the advertising rates its radio stations charge. The Company's advertising rates are in large part based on a station's ability to attract audiences in the demographic groups targeted by its advertisers, as measured principally by Arbitron, the principal radio ratings service, on a quarterly basis. Because audience ratings in local markets are crucial to a station's financial success, the Company endeavors to develop strong listener loyalty. The Company believes that the diversification of formats on its stations helps it to insulate itself from the effects of changes in the musical tastes of the public in any particular format.

   The number of advertisements that can be broadcast without jeopardizing listening levels (and the resulting ratings) is limited in part by the format of a particular station. The Company's stations strive to maximize revenue by constantly managing the number of commercials available for sale and adjusting prices based upon local market conditions. In the broadcasting industry, radio stations often utilize trade (or barter) agreements which exchange advertising time for goods or services (such as travel or lodging), instead of for cash. The Company seeks to minimize its use of trade agreements.

   The Company's advertising contracts are generally short-term ranging from two weeks to three months. The Company generates most of its revenue from local advertising, which is sold primarily by each station's sales staff. In 1995, approximately 78% of the Company's revenues were from local advertising. To generate national advertising sales, the Company engages independent advertising sales representatives that specialize in national sales for each of its stations.

   The Company's revenues vary throughout the year. As is typical in the radio broadcasting industry, the Company's first calendar quarter generally produces the lowest revenues for the year and the fourth calendar quarter generally produces the highest revenues for the year. The Company's operating results in any period may be affected by the incurrence of advertising and promotion expenses that do not necessarily produce commensurate revenues until the impact of the advertising and promotion is realized in future periods.

Results of Operations

   The Company's consolidated financial statements tend not to be directly comparable from period to period due to acquisition activity. The Capstar Merger, which occurred on October 7, 1993, has been reflected as a transaction among entities under common control (similar to a pooling of interests), and the historical results of operations of the Company have been restated to include Capstar's historical results of operations for all periods presented. The major acquisitions during the three years ended December 31, 1995, all of which have been accounted for using the purchase method of accounting, were as follows: (i) in April 1993, Capstar acquired WMYI-FM in Greenville-Spartanburg, South Carolina, (ii) in July 1993, the Company acquired the existing radio station business of Command, (iii) in December 1994, the Company acquired WRVW-FM in Nashville, Tennessee, (iv) in April 1995, the Company acquired KYXY-FM in San Diego, California, and (v) in September 1995, the Company purchased KTCK-AM in Dallas, Texas. The Company had been providing programming and selling advertising pursuant to an LMA with KYXYFM since January 18, 1995 and KTCK-AM since March 1, 1995. In addition, the Company provided programming and sold advertising pursuant to an LMA with WTDR-FM and WLYT-FM in Charlotte, North Carolina since April 1, 1995.

Year Ended December 31, 1995 Compared to Year Ended December 31, 1994

   For the year ended December 31, 1995, net revenues increased 38.3% to $76,830,000 from $55,556,000, due to revenue increases at the Houston, Nashville, Greenville, and Jackson properties and the inclusion of net revenues of $7,192,000 for KYXY-FM, $4,096,000 for KTCK-AM, and $5,441,000 for WTDR-FM and WEZC-FM for the portion of the year the Company owned and/or operated the stations. The revenue increase was partially offset by a slight decline in revenue in the Dallas market due to the lack of advertiser interest in baseball broadcasts and a decline in revenue in San Diego due to the January 1995 reformatting of KMKX-FM. The increase in net revenue from existing operations was related to strong radio advertising growth averaging approximately 8% in the Company's markets, combined with improved inventory management, ratings and other factors generally affecting sales and rates. On a same station basis, assuming all stations owned and/or operated by the Company in 1995 had been owned for all periods reported, and the Company's San Diego stations attained the same market revenue share for the entire year as they did in the fourth quarter of 1995, net revenues would have increased 15.4% from 1994 reaching $79,871,000.

   Station operating expenses increased 50.3% to $51,039,000 from $33,956,000 primarily due to the inclusion of expenses related to the operations of KYXY-FM for $4,715,000, KTCK-AM for $3,713,000, and WTDR-FM and WEZC-FM for $3,454,000 during the portion of the year the Company owned and/or operated the stations and higher marketing costs in Charlotte, San Diego and Greenville. Management believes that the increased investment in marketing during the year has resulted in improved station selling position. On a same station basis, assuming all stations owned and/or operated by the Company in 1995 had been owned for all periods reported, including certain cost savings implemented during 1995, station operating expenses would have increased 15.5% as compared to 1994 and station operating expenses as a percent of net revenue would have remained constant from 1994.

   Depreciation, amortization and duopoly integration costs increased 55.6% to $9,137,000 from $5,873,000 due to the inclusion of depreciation and amortization related to the Nashville, San Diego and Dallas acquisitions, and to costs of $1,380,000 incurred related to the integration of the San Diego Stations and the reformatting of its duopoly partner, KMKX-FM.

   Corporate, general and administrative expenses were $3,797,000 and $2,964,000 for the twelve months ended December 31, 1995 and 1994, respectively. Corporate, general and administrative expense as a percentage of net revenue was 5% for both 1995 and 1994. Included in corporate, general and administrative expenses is rent expense for the New York office which increased $155,000 from 1994, as a result of the lease agreement between the Company and SCMC entered into in May 1994. Costs in excess of the lease related to the maintenance of the New York office increased by $152,000 in 1995 to $330,000. Additionally, salaries, bonuses and deferred compensation for the Company's executive officers increased by $538,000 over 1994.

   Operating income was $7,857,000 as compared to income of $12,763,000 in 1994. The decrease from the prior year was due primarily to a $5,000,000 pre-tax charge related to the estimated losses on Texas Rangers baseball broadcast rights. In March of 1996, the Company made its annual rights fee payment reducing such payment by an amount calculated to reflect the adjustment provisions contained in the rights agreement with respect to the major league baseball labor dispute which resulted in the work stoppages during the 1994 and 1995 major league baseball seasons. The Company has received notice from the Texas Rangers disputing the adjustment and credits taken by the Company. There can be no assurance that the Company and the Texas Rangers will be able to resolve this dispute without judicial intervention, which could have an impact on the value of the contract.

   Interest expense, net of investment income (loss), increased 29.6% to $12,253,000 primarily due to the inclusion of $2,847,000 in LMA payments in Charlotte and Dallas representing financing payments to the current owners. These payments will terminate upon acquisition of the stations but may be replaced by interest on debt that may be incurred as a result of the acquisitions. Additionally, borrowings related to the San Diego Acquisition contributed to the increase. These borrowings were repaid in July 1995 with the proceeds of the 1995 Stock Offering. During 1995, the Company recorded investment income of $650,000 compared to $121,000 of net investment losses in 1994. The investment income in 1995 is related to the interest earned on the excess proceeds of the 1995 Stock Offering.

   The Company recorded no income tax expense for the twelve months ended December 31, 1995 due to a net loss for the year, compared to income tax expense of $1,474,000 for the twelve months ended December 31, 1994. The Company has considered prudent and feasible tax planning strategies in assessing the need for a valuation allowance and has assumed $650,000 of benefit attributable to such strategies. In event the Company were to determine in the future that such strategies would not be implemented, an adjustment to the deferred tax liability would be charged to income in the period such determination was made.

   Net loss was $4,396,000 for the year ended December 31, 1995 compared to income of $1,836,000 for the same period in 1994 due to the factors discussed above.

   Broadcast Cash Flow increased 19.4% to $25,791,000 for the twelve months ended December 31, 1995 from $21,600,000 for the twelve months ended December 31, 1994. The increase was a result of growth in Broadcast Cash Flow at all of the Company's properties except Dallas, Greenville and San Diego and the inclusion in 1995 of the results of the KYXY-FM, KTCK-AM and WTDR-FM and WEZC-FM for the portion of the year the company owned and/ or operated the stations. Management believes that the increased investment in marketing at the Dallas, Greenville and San Diego properties has resulted in improved selling position at these properties even though it has adversely affected Broadcast Cash Flow. On a same station basis, assuming all stations owned and/or operated by the Company in 1995 had been owned for all periods reported, including certain cost savings implemented during 1995, Broadcast Cash Flow would have increased 15.1% to $27,900,000 from $24,231,000 in 1994.

Year Ended December 31, 1994 Compared to Year Ended December 31, 1993

   The changes described below are primarily attributable to improved operating results in all of the Company's markets for the twelve months ended December 31, 1994 and the acquisitions described above.

   Net revenue increased 62.3% to $55,556,000 in 1994 from $34,233,000 in 1993 due to revenue increases at the Houston, Nashville, San Diego, Greenville and Jackson markets and revenue from the acquisitions described above. The increase in net revenue from existing operations was related to strong radio advertising growth averaging approximately 12% in the Company's markets combined with improved inventory management and ratings and other factors generally affecting sales and rates in all of the Company's stations. On a same station basis (i.e., assuming that all acquisitions completed prior to December 31, 1994 had occurred at the beginning of 1993) net revenues increased by approximately 17.5%.

   Station operating expenses increased 57.5% to $33,956,000 in 1994 from $21,555,000 in 1993 primarily due to the inclusion of expenses related to the acquisitions described above. However, station operating expenses decreased 1.9% as a percentage of net revenue as compared to 1993 due to improved cost control and consolidation savings in all of the Company's markets. On a same station basis, station operating expenses increased 5.6% as compared to 1993 and decreased 6.7% as a percentage of net revenue compared to 1993.

   Depreciation and amortization increased 31.2% to $5,873,000 in 1994 from $4,475,000 in 1993, primarily due to the acquisitions described above.

   Corporate, general and administrative expense, excluding non-recurring charges, increased 63.9% to $2,964,000 in 1994 from $1,808,000 in 1993.
Salaries expense increased $277,000 primarily due to the increased salaries of certain executive personnel and the salaries for certain additional employees hired in late 1993 and 1994. Rent for the New York office increased $98,000 due to the new lease agreement the Company entered into in May 1994. Legal and accounting fees increased $178,000 as a result of the reporting requirements of being a public company. The Company recorded non-recurring charges of approximately $13,980,000 in 1993, substantially all of which were non-cash and related to the valuation of Founders' Stock issued in conjunction with the September 30, 1993 initial public offering. Approximately $13,480,000 had no effect on the Company's total stockholders' equity.

   Operating income was $12,763,000 in 1994, as compared to a loss of $7,585,000 in 1993, due to the factors discussed above. Excluding non-recurring charges, operating income increased 100% from $6,395,000 in 1993.

   Interest expense, net of investment income / loss, increased 28.9% to $9,453,000 in 1994 from $7,334,000 in 1993 due to interest expense related to Command being included in the Company's operations for only the last six months of the twelve months ended December 31, 1993. During 1994, the Company recorded $974,000 of mutual fund losses net of investment income of $853,000 in 1994.

   Income tax expense increased 45.2% to $1,474,000 in 1994, from $1,015,000 in 1993. The increase in income tax expense resulted from increased income offset in part by the nondeductible Founders' Stock charge in 1993.

   Based on the foregoing, net income before extraordinary items and the cumulative effect of accounting changes was $1,836,000 in 1994, compared to a loss of $15,934,000 in 1993.

   The Company recorded an extraordinary loss on the early retirement of debt of approximately $1,665,000 in 1993. The Company's results of operations for 1993 also include a charge to reflect the cumulative effect of the adoption of FAS 109 of $182,000. No such charges were incurred in 1994.

   As a result, net income in 1994 was $1,836,000 as compared to a net loss of $17,781,000 in 1993.
                                      22

   Broadcast Cash Flow increased 70.4% to $21,600,000 in 1994 from $12,678,000 in 1993. The increase was a result of related to growth in Broadcast Cash Flow at all of the Company's properties and the acquisitions described above. On a same station basis, Broadcast Cash Flow increased 41.3% in 1994 to $21,600,000 from $15,282,000 in 1993.

Liquidity and Capital Resources

   Cash provided by operations for the year ended December 31, 1995 was $499,000 as compared to $1,174,000 in 1994. The decrease in 1995 was primarily attributable to higher investments in working capital of stations acquired in 1995.

   Cash provided by operations for the year ended December 31, 1994 was $1,174,000 as compared to $76,000 in 1993. The increase in 1994 was primarily attributable to improvements in the Company's operating results, partially offset by higher investment in working capital.

   The Company used cash in investing activities for the years ended December 31, 1995, and 1994 in the amount of $25,697,000 and $6,184,000, respectively.
The increase in cash used in 1995 is primarily attributable to the purchases of KYXY-FM in San Diego and KTCK-AM in Dallas and the purchase of property and equipment, and is partially offset by the sale of short-term investments of $7,918,000.

   The Company used cash in investing activities for the years ended December 31, 1994, and 1993 of $6,184,000, and $56,568,000, respectively. Cash used in investing activities in 1994 related primarily to the purchase of WRVW-FM in Nashville and the purchase of property and equipment. In 1993, the purchase of Command and WMYI-FM in Greenville-Spartanburg, South Carolina, the investment of the excess proceeds of the Company's September 30, 1993 initial public offering, and the concurrent Notes Offering accounted for the majority of cash used in investing activities.

   Cash provided by financing activities for the year ended December 31, 1995 was $33,897,000. The Company used cash in financing activities for the year ended December 31, 1994 of $2,083,000. In 1995, the increase in cash provided by financing activities related primarily to proceeds of the Company's 1995 Stock Offering. In 1994, cash used in financing activities primarily related to the redemption of 2,000 shares of the Company's Series A and B Redeemable Preferred Stock for $1,750,000.

   The Company used cash in financing activities for the year ended December 31, 1994 of $2,083,000. Cash provided by financing activities for the year ended December 31, 1993 was $66,122,000. In 1993, cash provided by financing activities primarily related to proceeds of the Company's September 30, 1993 initial public offering and the concurrent Notes Offering and net proceeds from debt agreements offset partially by the redemption of 29,195 shares of Redeemable Preferred Stock for $4,244,000.

   The Company's primary capital requirements have been for capital expenditures, redemption of Series B Preferred Stock and acquisitions. Capital expenditures totaled $3,261,000 in 1995, $1,951,000 in 1994, and $569,000 in
1993. Increased spending in 1995 reflects capital costs relating to (i) the consolidation of the operations of WSIX-FM and WRVW-FM, including a real estate acquisition, building improvements and the replacement of certain broadcast equipment, and (ii) leasehold improvements and the replacement of certain broadcast equipment related to the relocation of KRLD-AM and TSN to the Ballpark in Arlington. The Company is limited to approximately $1,400,000 of capital expenditures in 1996 by its New Credit Facility.

   The Company has made several acquisitions in the last three years, including the acquisition of (i) WMYI-FM, Greenville-Spartanburg, South Carolina, in April 1993, (ii) Command in July 1993, (iii) WRVW-FM in Nashville, Tennessee, in December 1994, (iv) KYXY-FM, San Diego, California in April 1995, and (v) KTCK-AM, Dallas, Texas in September 1995. The total cash consideration for these acquisitions amounted to $46,181,000 in 1993, $4,604,000 in 1994, and $26,057,000 in 1995. The Company financed the
Greenville-Spartanburg and Command acquisitions with the proceeds of the September 30, 1993 initial public offering and the concurrent Notes Offering. The acquisition of WRVW-FM in Nashville was financed primarily with cash on hand and cash provided by operations. The Company completed the KYXY-FM acquisition with borrowings under the New Credit Facility and KTCK-AM was purchased primarily with the proceeds from the July 5, 1995 Offering. The KTCK-FM purchase agreement contains a provision for a contingent payment not to exceed $7,500,000 payable in 1998 if the Company's Dallas Properties achieve certain ratings and financial goals. If ratings continue at current levels, approximately $2,500,000 would be due in April, 1998.

   On February 1, 1996, the Company completed the Charlotte Acquisition for approximately $24,750,000 with proceeds from the July 5, 1995 Stock Offering and funds available under the New Credit Facility.

   In November 1995, the Company entered into a definitive purchase agreement to acquire all of the outstanding capital stock of Liberty, a privately owned operator of nineteen radio stations in seven markets. The purchase price of the acquisition is $227,750,000, plus the amount equal to Liberty's net working capital at the closing up to $8,250,000. Pursuant to the Exchange, the Company will transfer eleven of the stations owned by Liberty to MMR (an affiliate of Robert F. Sillerman) and in turn will receive ten stations in what is expected to be substantially a tax-free transaction. Of the Liberty stations, the Company will retain only the stations in major markets: WXTR-FM, WXVR-FM and WQSI-AM serving Washington, D.C.; WHFS-FM serving Baltimore/Washington, D.C.; and WBAB-FM, WHFM-FM, WBLI-FM and WGBB-AM serving Long Island, New York. The Company will receive the following stations from
MMR: KQUE-FM and KNUZ-AM serving Houston, Texas; WZRX-AM and WSTZ-FM serving Jackson, Mississippi; WMFR-AM, WMAG-FM, WRDU-FM, WTRG-FM, and WTCK-AM (formerly WWWB-AM) serving Raleigh and Greensboro, North Carolina; and WROQ-FM serving Greenville, South Carolina. The Company has posted $300,000 in cash and $6,750,000 in letters of credit as deposits for the MMR purchases of KQUE-FM, KNUZ-AM, WZRX-AM, WSTZFM, WMFR-AM, WMAG-FM, WRDU-FM, WTRG-FM, and WTCK-AM which as stated above will later be transferred to the Company. In addition, the Company has guaranteed performance of the acquisitions in the event MMR cannot complete the transaction. The Company expects to finance such acquisition through the public or private offering of debt and/or equity securities, although the Company has no commitments or understandings with respect to such financing. There can be no assurance that the Company will obtain such financing on commercially reasonable terms, if at all. In the event that the Exchange is not completed, the Company may be required to purchase the Swap Stations from MMR for approximately $95 million.

   On February 9, 1996 the Company entered into a definitive purchase agreement to acquire the assets of Prism, a privately owned operator of sixteen radio stations in five markets, for $105,250,000. The stations to be acquired are: WTFX-FM, WVEZ-FM, and WWKY-AM serving Louisville, Kentucky; WKQL-FM, WIVYFM, WPDQ-AM, and WOKV-AM serving Jacksonville, Florida; WZZU-FM and WDCG-FM serving Raleigh, North Carolina; KWFM-FM, KRQQ-FM, KNST-AM, and KCEE-AM serving Tucson, Arizona; and KRZZ-FM, KKRD-FM, and KNSS-AM serving Wichita, Kansas. In accordance with the purchase agreement, the Company has posted $5,263,000 in an irrevocable letter of credit. If the Prism Acquisition is not completed, the Company may forfeit its letter of credit of $5,263,000, respectively. The Company expects to finance such acquisition through the public or private offering of debt and/or equity securities, although the Company has no commitments or understandings with respect to such financing. There can be no assurance that the Company will obtain such financing on commercially reasonable terms, if at all.

   On March 22, 1995, the Company entered into the New Credit Facility. Pursuant to the New Credit Facility, the Company has available (i) a revolving credit line of $45,000,000 until September 30, 1996, at which time any outstanding indebtedness under the revolving line of credit converts to a term loan which amortizes over three years and three months; and (ii) a working capital term loan of $5,000,000. After the revolving line of credit converts into a term loan, the Company will be required to make quarterly repayments of principal through the date of maturity, thereby reducing the total percentage of outstanding debt under the Credit Agreement by 7.5% in 1996, 30.5% in 1997, 32% in 1998 and 30% in 1999. All loans made to the Company pursuant to the working capital term loan portion of the Credit Agreement will mature on December 31, 1999. The outstanding principal amount under the working capital portion of the Credit Agreement will be required to be reduced to zero for 30 consecutive days during each 12- month period commencing on March 22, 1995. This facility replaced the Company's prior credit facility of $7,500,000. Interest on the funds borrowed under the Credit Agreement will be based upon a floating rate selected by the Company of either (i) the higher of (a) The Bank of New York's prime rate or (b) the federal funds rate plus 0.5%; or (ii) the LIBOR rate, in each case plus the applicable margin which will be based upon the ratio of Total Debt plus redeemable preferred stock over Operating Cash Flow (as those terms are defined in the Credit Agreement ) and which may range from 0.5% to 5.50%. The Company's obligations under the Credit Agreement are secured by substantially all of its assets, including property, stock of subsidiaries and accounts receivable, and is guaranteed by the subsidiaries of the Company.

   On October 7, 1993, the Company issued $80,000,000 aggregate principal amount of the Notes which have a maturity date of October 1, 2000 (the "Notes"). Interest accrues from October 7, 1993 and is payable semiannually on each April 1 and October 1 commencing on April 1, 1994. The Notes are senior subordinated obligations of the Company and are subordinated in the right of payment to all existing and future senior debt of the Company (including the New Credit Facility). The Notes are also subordinated to all of the indebtedness and trade payables of the Company's subsidiaries.

   The holders of the Notes may require the Company to repurchase the Notes in certain circumstances involving a Change of Control (as defined in the Indenture) at a purchase price of 101% of the principal amount thereof plus accrued and unpaid interest, if any, to the date of repurchase. A Change of Control (as defined in the New Credit Facility) would constitute an event of default under the New Credit Facility, which represents an obligation of the Company which is senior in right of payment to the Notes, and all amounts outstanding thereunder, if any, could be accelerated. In addition, the New Credit Facility prohibits any redemption of the Notes until all amounts outstanding under the New Credit Facility are repaid in full. There can be no assurance that the Company would have adequate resources to repay or refinance the New Credit Facility or the Notes in the event of a Change of Control.

   The New Credit Facility and the Indenture contain restrictive covenants that, among other things, impose restrictions on the Company and its subsidiaries with respect to (i) the incurrence of additional indebtedness,
(ii) capital expenditures, (iii) dividends or other distributions, (iv) acquisitions and mergers, (v) the incurrence of additional liens, (vi) engaging in a business other than the ownership and operation of radio broadcasting stations, (vii) the disposition of assets, (viii) the redemption or retirement of capital stock or debt, or investing in persons other than the Company, (ix) investments, loans and advances, (x) transactions with affiliates, and (xi) sale-leaseback transactions.

   At December 31, 1995, the aggregate contractual maturities of long-term debt for the years ended December 31, 1996, 1997, 1998, and 1999 are $260,000, $257,000, $320,000, and $13,000, respectively. The Company had capital lease obligations of $981,000 as of December 31, 1995. Future minimum payments for all noncancellable capital leases with initial terms of one or more years for the years ended December 31, 1996, 1997, 1998 and 1999 are $410,000, $337,000,
$217,000 and $166,000, respectively. The Company is also required to make annual payments of $1,000,000 in 1996 and 1997 to redeem its Series B Redeemable Preferred Stock. The Company believes it will be able to make these payments, together with capital expenditures and principal amortization payments under the New Credit Agreement, through funds generated from its operations. If the funds generated from the Company's operations are insufficient to meet its required payments, the Company will explore other available financing alternatives.

   The Company expects that any additional acquisitions of radio stations will be financed through funds generated from operations, cash on hand, funds available under the Credit Agreement and additional debt or equity financing. The availability of additional acquisition financing cannot be assured, and depending on the terms of the proposed acquisition financing, could be restricted by the New Credit Facility and/or the debt incurrence test under the Indenture.

ITEM 8. FINANCIAL STATEMENTS AND SUPPLEMENTARY


                   INDEX TO FINANCIAL STATEMENTS

                                                                          PAGE
Report of Independent Auditors...........................................  28

Consolidated Financial Statements:

   Consolidated Balance Sheets as of December 31, 1995 and 1994 .........  29

   Consolidated Statements of  Operations for each
   of the Three Years in the Period Ended December 31, 1995 .............  31

   Consolidated Statements of Shareholders' Equity (Deficiency) for
   each of the Three Years in the Period Ended December 31, 1995 ........  32

   Consolidated Statements of Cash Flows for each of the
   Three Years in the Period Ended December 31, 1995.....................  33

   Notes to Consolidated Financial Statements............................  34

                  REPORT OF INDEPENDENT AUDITORS



Board of Directors
SFX Broadcasting, Inc.

      We have audited the accompanying consolidated balance sheets of SFX Broadcasting, Inc. and Subsidiaries as of December 31, 1995 and 1994, and the related consolidated statements of operations, shareholders' equity (deficiency), and cash flows for each of the three years in the period ended December 31, 1995. Our audits also included the financial statement schedule listed in the Index at Item 14(a). These financial statements and schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedule based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of SFX Broadcasting, Inc. and Subsidiaries at December 31, 1995 and 1994, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 1995, in conformity with generally accepted accounting principles. Also, in our opinion, the related financial statement schedule, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.


                                          ERNST & YOUNG LLP

New York, New York
February 20, 1996, except for the fourth paragraph of Note 14 as to which the date is March 19, 1996

                                      SFX BROADCASTING, INC. AND SUBSIDIARIES
                                            Consolidated Balance Sheets
                                              (dollars in thousands)


                                                                                   December 31,
                                                                             ------------------------
                                                                                1995          1994
                                                                             ---------     ----------
   ASSETS
   Current Assets:
   Cash and cash equivalents .............................................    $ 11,893      $  3,194
   Short term investments available for sale (Note 4) ....................          --         7,817
   Accounts receivable less allowance for doubtful accounts of $922 in
     1995 and $661 in 1994 ...............................................      18,034        11,975
   Prepaid broadcast rights and other current assets .....................       2,578         5,381
                                                                             ----------    ----------
         Total current assets ............................................      32,505        28,367
                                                                             ----------    ----------

   Property and Equipment:
   Land ..................................................................       3,179         2,155
   Buildings and improvements ............................................       6,265         3,648
   Equipment and furniture ...............................................      12,597        10,374
   Equipment recorded under capital leases ...............................       1,496           747
                                                                             ----------    ----------
                                                                                23,537        16,924
   Less accumulated depreciation and amortization ........................      (6,770)       (4,312)
                                                                             ----------    ----------
       Net property and equipment ........................................      16,767        12,612

   Intangible Assets:
   Broadcast licenses ....................................................     118,724        89,338
   Goodwill ..............................................................      11,209        11,209
   Deferred financing costs ..............................................       8,391         6,489
   Other .................................................................       4,719         3,722
                                                                             ----------    ----------
                                                                               143,043       110,758
   Less accumulated amortization .........................................     (13,500)       (8,606)
                                                                             ----------    ----------
       Net intangible assets .............................................     129,543       102,152

   Deposit on station acquisition. .......................................       3,000            --
   Notes receivable from related parties (Note 10) .......................       4,439         2,148
   Other assets ..........................................................       1,083           529
                                                                             ----------    ----------

   TOTAL ASSETS ..........................................................    $187,337      $145,808
                                                                             ==========    ==========

                            See accompanying notes

               SFX BROADCASTING, INC. AND SUBSIDIARIES
                     Consolidated Balance Sheets
                       (dollars in thousands)


                                                                                          December 31,
                                                                              ---------------------------------
                                                                                    1995                1994
                                                                                   ------              ------
LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
Accounts payable ............................................................     $  4,005            $  3,138
Accrued expenses ............................................................        4,736               2,664
Accrued interest ............................................................        2,303               2,297
Accrued stock acquisition cost (Note 7)..... ................................           --               1,150
Current portion of capital lease obligations (Note 11) ......................          311                 171
Current portion of debt (Note 5) ............................................          260                 249
                                                                              -------------        ------------
      Total current liabilities .............................................       11,615               9,669

Deferred income taxes payable (Note 8)...... ................................        7,415               2,506
Capital lease obligations, less current portion (Note 11) ...................          670                 291
Debt, less current portion (Note 5) .........................................          609                 805
Subordinated notes (Note 5) .................................................       80,000              80,000
Other liabilities ...........................................................          682               1,215
                                                                              -------------        ------------
      Total liabilities .....................................................      100,991              94,486

Redeemable preferred stock (Note 6) .........................................        3,285               2,466

Commitments and contingencies (Note 11)

Shareholders' Equity (Note 7):
Class A Voting common stock, $.01 par value;  10,000,000 shares authorized;
   6,458,215  issued and outstanding in 1995 and 4,806,481 in 1994 ..........           64                  48
Class B Voting convertible common stock, $.01 par value;  1,000,000 shares
   authorized; 1,000,000 issued and outstanding in 1995 and 926,734 in 1994..           10                   9
Class C Non-voting convertible common stock, $.01 par value;
   1,200,000 shares authorized; 0 issued and outstanding at
   December 31,1995 and 16,784 in 1994. .....................................           --                  --
Additional paid-in capital ..................................................      115,184              76,785
Unrealized holding losses on short term investments .........................           --                (185)
Accumulated deficit .........................................................      (32,197)            (27,801)
                                                                              -------------        ------------
      Total shareholders' equity ............................................       83,061              48,856
                                                                              -------------        ------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY.. ................................     $187,337            $145,808
                                                                              =============        ============

                            See accompanying notes

               SFX BROADCASTING, INC. AND SUBSIDIARIES
                Consolidated Statements of Operations
          (dollars in thousands, except per share amounts)


                                                                                        Year Ended December 31,
                                                                             ----------------------------------------------
                                                                                   1995             1994            1993
                                                                                  ------           ------          ------
Gross revenues..............................................................    $   87,140       $   63,116     $   38,701
Less agency commissions ....................................................       (10,310)          (7,560)        (4,468)
                                                                             --------------   --------------  -------------
    Net revenues............................................................        76,830           55,556         34,233

Station operating expenses .................................................        51,039           33,956         21,555
Depreciation, amortization and duopoly integration costs (Notes 2 and 3) ...         9,137            5,873          4,475
Corporate expenses including related party expenses of $330 in 1995, $178 in
  1994 and $442 in 1993 (Note 10) ..........................................         3,797            2,964          1,808
Corporate expenses - nonrecurring charge including related party expenses of
  $500 in 1993 (Notes 7 and 10) ............................................            --               --         13,980
Write down of  broadcast rights agreement (Note 9) .........................         5,000               --             --
                                                                             --------------   --------------  -------------
    Total operating expenses ...............................................        68,973           42,793         41,818
                                                                             --------------   --------------  -------------

Operating  income  (loss) ..................................................         7,857           12,763         (7,585)
Investment (income) loss ...................................................          (650)             121            (17)
Interest expense ...........................................................        12,903            9,332          7,351
                                                                             --------------   --------------  -------------
(Loss) income before income taxes, extraordinary item and  cumulative effect
  of change in accounting principle ........................................        (4,396)           3,310        (14,919)
Income tax expense (Note 8) ................................................            --            1,474          1,015
                                                                             --------------   --------------  -------------
(Loss) income before extraordinary item and cumulative effect  of change in
  accounting principle .....................................................        (4,396)           1,836        (15,934)
Extraordinary loss on debt retirement (Note 2) .............................            --              --           1,665
Cumulative effect of a change in accounting principle ......................            --              --             182
                                                                             --------------   --------------  -------------
    Net (loss) income ......................................................        (4,396)           1,836        (17,781)

Redeemable preferred stock dividends and accretion .........................           291              348            557
                                                                             --------------   --------------  -------------

    Net (loss) income applicable to common stock ...........................    $   (4,687)      $       88     $  (18,338)
                                                                             ==============   ==============  =============
Net (loss) income per common share before extraordinary item  and cumulative
  effect of a change in accounting principle ...............................    $    (0.71)      $     0.26     $    (6.37)
Extraordinary loss on debt retirement per common share .....................            --               --           (.64)
Cumulative effect of change in accounting principle per common share .......            --               --           (.07)
                                                                             --------------   --------------  -------------
    Net (loss) income per common share .....................................         (0.71)            0.26          (7.08)
                                                                             ==============   ==============  =============

Weighted average common shares outstanding .................................     6,595,728        5,792,385      2,589,285
                                                                             ==============   ==============  =============


                       See accompanying notes

                   SFX BROADCASTING, INC. AND SUBSIDIARIES
        Consolidated Statements of Shareholders' Equity (Deficiency)
                Years Ended December 31, 1993, 1994, and 1995
                           (dollars in thousands)

                                                                                    Unrealized
                                                                                  holding losses
                                           Class A  Class B  Class C    Paid in   on short term    Accumulated
                                            Common   Common   Common    Capital    investments       Deficit     Total
                                            ------   ------   ------    -------    -----------       -------     -----
Balance, December 31, 1992 ................  $ 2       $ 9             $  2,434                    $ (11,856)   $ (9,411)
Undeclared dividends in arrears on
  Capstar Communications, Inc.
  Class A Redeemable Preferred Stock ......                                (352)                                    (352)

Extinguishment of note payable to Hicks
  Broadcast Partners of Tennessee, L.P.
  (Note 1) ................................                                 500                                      500
Issuance of common stock (Note 6):
  Command Purchase .........................                     11      15,955                                   15,966
  Initial public offering, net of expenses .  35                         46,366                                   46,401
  Founders' stock .........................                              13,480                                   13,480
Accretion of dividends on redeemable
  preferred stock .........................                                (205)                                    (205)
Net loss ..................................                                                         (17,781)     (17,781)
                                             ----      ----    -----   ---------    -------        ---------    ---------
Balance, December 31, 1993 ................  $37       $ 9     $ 11    $ 78,178     $  --          $(29,637)    $ 48,598
                                             ====      ====    =====   =========    =======        =========    =========
Accretion of dividends on redeemable
   preferred stock ........................                                (348)                                    (348)
Conversion of Class C Common including
   fees and expenses (Note 7) .............   11                (11)     (1,150)                                  (1,150)
Reduction of equity issuance costs ........                                 105                                      105
Unrealized holding losses on short
   term investments .......................                                           (185)                         (185)
Net income ................................                                                           1,836        1,836
                                             ----      ----    -----   ---------    -------        ---------    ---------
Balance, December 31, 1994 ................  $48       $ 9       --    $ 76,785     $ (185)         $(27,801)     $48,856
                                             ====      ====    =====   =========    =======        =========    =========
Public offering, net of expenses ..........   17                         39,149                                   39,166
Redemption of Class C Common Stock
  (Note 7) ................................                                (459)                                    (459)
Accretion of dividends on redeemable
  preferred stock .........................                                (291)                                    (291)
Conversion of Class A Common to
  Class B Common (Note 7) .................   (1)        1                                                            --
Decrease in unrealized holding losses .....                                            185                           185
Net loss ..................................                                                          (4,396)       4,396)
                                             ----      ----    -----   ---------    -------        ---------    ---------
Balance, December 31, 1995 ................  $64       $10     $ --    $115,184     $  --          $(32,197)    $ 83,061
                                             ====      ====    =====   =========    =======        =========    =========

                           See accompanying notes

                    SFX BROADCASTING, INC. AND SUBSIDIARIES
                    Consolidated Statements of Cash Flows
                           (dollars in thousands)

                                                                                             Years Ended December 31,
                                                                                           ----------------------------
                                                                                            1995       1994       1993
                                                                                           ------     ------     ------
Operating Activities:
Net (loss) income .....................................................................   $(4,396)   $ 1,836   $(17,781)
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
  Extraordinary loss on debt retirement ...............................................      --         --        1,665
  Cumulative effect of accounting change ..............................................      --         --          182
  Depreciation and amortization .......................................................     7,757      5,873      4,475
  Interest on note receivable from related parties ....................................      (291)      (148)      --
  Loss on sale of investments .........................................................        84        974       --
  Deferred tax expense ................................................................      --        1,309      1,015
  Founders stock charge ...............................................................      --         --       13,480
Changes in assets and liabilities:
  Increase in accounts receivable .....................................................    (5,164)    (1,362)      (662)
  Decrease (increase) in prepaid broadcast rights and other assets ....................     2,052     (4,476)         5
  Increase (decrease) in accrued interest payable .....................................         6        (47)     1,177
  Increase (decrease) in accounts payable, accrued expenses and other liabilities .....       451     (2,785)    (3,480)
                                                                                          -------    -------    -------
  Net cash provided by operating activities ...........................................       499      1,174         76
Investing activities:
  Purchase of stations, net of cash acquired ..........................................   (26,057)    (4,604)   (46,181)
  Issuance of related party note receivable ...........................................    (2,000)      --       (2,000)
  Deposit on station acquisition ......................................................    (3,000)      --         --
  Purchase of property and equipment ..................................................    (3,261)    (1,951)      (569)
  Purchase of short term investments ..................................................      --       (3,019)    (9,347)
  Proceeds from sale of short term investments ........................................     7,918      3,390       --
  Proceeds from sale of assets ........................................................       703       --        1,529
                                                                                          -------    -------    -------
  Net cash used in investing activities  ..............................................   (25,697)    (6,184)   (56,568)
Financing activities:
  Payments on senior loans and capital lease obligations ..............................   (22,521)      (333)   (52,972)
  Additions to debt issuance costs ....................................................    (2,139)      --       (6,489)
  Proceeds from senior loans and subordinated debt ....................................    22,000       --       83,426
  Issuance of common stock ............................................................    39,166       --       46,401
  Redemption of preferred stock .......................................................    (1,000)    (1,750)    (4,244)
  Retirement of Class C Common Stock ..................................................      (459)      --         --
  Decrease in accrued stock acquisition costs .........................................    (1,150)      --         --
                                                                                          -------    -------    -------
  Net cash provided by (used in) financing activities .................................    33,897     (2,083)    66,122
Net (decrease) increase in cash and cash equivalents ..................................     8,699     (7,093)     9,630
Cash and cash equivalents at beginning of period ......................................     3,194     10,287        657
                                                                                          -------    -------    -------
Cash and cash equivalents at end of period ............................................   $11,893    $ 3,194    $10,287
                                                                                          =======    =======    =======

                           See accompanying notes

NOTE 1 - ORGANIZATION AND BASIS OF PRESENTATION

   SFX Broadcasting, Inc. (the "Company") was incorporated in Delaware on February 26, 1992 for the purpose of owning and operating commercial radio stations. On December 31, 1995, the Company owned and operated or provided programming to and sold advertising on eleven FM stations and four AM stations serving the following seven markets: Dallas and Houston, Texas; San Diego, California; Nashville, Tennessee; Charlotte, North Carolina; Greenville-Spartanburg, South Carolina; and Jackson, Mississippi. The Company also owns a group of regional and national radio networks known as the Texas State Networks ("TSN").

   The Company acquired all the outstanding voting stock of Command Communications, Inc. ("Command") (the "Command Acquisition") on July 2, 1993, and a subsidiary of the Company merged with and into Capstar Communications, Inc. ("Capstar") (the "Capstar Merger") on October 7, 1993, concurrently with the completion of the Company's initial public offering of 3,500,000 shares of its Class A Common Stock at a price of $15 per share (the "Initial Public Offering") and $80,000,000 aggregate principal amount of 11-3/8% Senior Subordinated Notes due 2000 (the "Notes Offering," and together with the Initial Public Offering, the "Offerings").

   Capstar, Inc., an entity controlled by the President and Chief Executive Officer of the Company, managed the business affairs of Capstar through October 7, 1993. Sillerman Communications Management Corporation ("SCMC"), an entity controlled by the Company's Executive Chairman and majority shareholder, consulted with Capstar and Command on certain financial matters and provided various services through October 7, 1993.

   The Capstar Merger has been reflected as a transaction among entities under common control (similar to a pooling of interests), and the historical financial statements of the Company have been restated to include Capstar's historical financial position and results of operations for all periods presented.

   In connection with the Command Acquisition, (a) the Company paid the holder of the outstanding voting stock of Command $1,750,000 in cash and issued 1,000 shares of the Company's Series A Redeemable Preferred Stock with an aggregate liquidation preference of $1,000,000 (present value at July 2, 1993 of $865,000) upon the completion of the Offerings and (b) entered into agreements with certain debt holders and shareholders of Command whereby upon the completion of the Offerings: (i) the holders of Command's senior subordinated notes exchanged their notes for $18,000,000 in cash, 4,000 shares of the Company's Series B Redeemable Preferred Stock with an aggregate liquidation preference of $4,000,000 (present value at July 2, 1993 of $2,631,000) and 1,071,429 shares of the Company's Class C Common Stock with a value of $15,966,000 at the date of the Offerings; (ii) the holders of certain of Command's junior subordinated notes and SCMC canceled their claims for no consideration; (iii) the holder of certain of Command's junior subordinated notes canceled such notes in exchange for the transfer, by SCMC, of common stock of the Company; and, (iv) the holders of Command's non-voting common stock and other equity securities canceled their claims for no consideration. For purposes of preparing the accompanying consolidated financial statements, the Company has accounted for the exchange and cancellation of indebtedness and equity securities, including the issuance of the Company's Class C Common Stock and Series A and Series B Redeemable Preferred Stock, as if they had occurred on July 2, 1993. Further, the Company has recorded imputed interest expense from July 2, 1993, on the $18,000,000 cash payment paid to the holder of Command's senior subordinated notes upon the closing of the Offerings on October 7, 1993.

NOTE 2 - ACQUISITIONS

   In September 1995, the Company acquired the assets of KTCK-AM in Dallas, Texas (the "Dallas Acquisition") from a third party for $8,633,000 in cash (including $133,000 in transaction costs) and $2,000,000 of 6% current coupon Series C redeemable preferred stock (see Note 6). The purchase agreement contains a provision for a contingent payment not to exceed $7,500,000 payable in 1998 if the Company's Dallas Properties achieve certain ratings and financial goals. If ratings continue at current levels, approximately $2,500,000 would be due in April 1998. As of December 31, 1995, the Company has not accrued any amounts relating to this contingency as the Company's policy is to accrue purchase contingencies at the measurement date. The Company had provided programming to KTCK-AM pursuant to a local marketing agreement ("LMA") since March 1, 1995.

   In April 1995, the Company acquired all of the outstanding stock of Parker Broadcasting Company ("Parker"), the owner and licensee of radio station KYXY-FM in San Diego, California (the "San Diego Acquisition"), for approximately $17,424,000 (including transaction costs of $831,000 of which $175,000 was paid to SCMC for providing or paying for legal services necessary in negotiating and documenting the transaction), including a $650,000 three year covenant not to compete with the former owners and an office building to serve as the offices and studios for both KYXY-FM and KMKX-FM (formerly KJQY-FM). In addition, costs of $1,380,000 related to the integration of KYXY-FM and reformatting of its duopoly partner, KMKX-FM, were included in depreciation and amortization expense. The Company had provided programming to and sold advertising on behalf of KYXY-FM pursuant to an LMA since January 18, 1995.

   In December 1994, the Company purchased for cash substantially all of the assets and assumed certain liabilities of WRVW-FM (formerly WYHY-FM) located in Nashville, Tennessee, from Legacy Broadcasting Partners of Nashville, L.P. ("Legacy"). The purchase price was approximately $4,604,000 including transaction costs of $850,000 of which $550,000 was paid to SCMC, a principal shareholder of Legacy. None of the purchase price was paid to SCMC.

   In April 1993, the Company purchased substantially all of the assets and assumed certain liabilities of WMYI-FM, a radio station located in Greenville-Spartanburg, South Carolina, from an unrelated third party. The purchase price was approximately $9,400,000 plus transaction costs of approximately $500,000 and a loan proposal and commitment fee of $600,000 were funded with a loan from a company affiliated with Hicks, Muse & Co., Incorporated, an investment banking firm in which a brother of the Company's President and a director of Capstar since its formation is a principal. In addition, the Company borrowed $1,500,000 under the loan to purchase the Hicks Broadcasting Partners of Tennessee L.P. note payable. The $500,000 difference between the face amount of the note and the amount paid was recorded as additional paid-in capital as the note was due to a related party. In connection with the repayment of the loan in October 1993, the Company paid a $686,000 prepayment penalty and wrote off unamortized deferred financing costs of $495,000. These amounts have been included in the extraordinary loss on debt retirement on the accompanying statement of operations.

   In December 1993, the Company purchased substantially all the assets of WKTF-FM in Jackson, Mississippi from an unrelated third party. The purchase price of approximately $1,157,000 was funded with a loan from the seller.

   For financial statement purposes, the acquisitions were accounted for using the purchase method, with the aggregate purchase price allocated to the tangible and identifiable intangible assets based upon current estimated fair market values. The allocation resulted in an excess of costs over estimated fair value of identifiable net assets acquired of approximately $61,752,000, $7,796,000, $457,000, $3,702,000, $21,136,000, and $9,250,000 for Command,
WMYI-FM, WKTF-FM, WRVW-FM, KYXY-FM, and KTCK-AM, respectively. The excess cost of Command was increased by approximately $1,286,000 in 1994 due to the resolution of certain preacquisition contingencies, primarily related to the adjustment to the valuation of property acquired at KODA-FM and the settlement of certain legal matters. The assets and liabilities of Command, WMYI-FM, WKTF-FM, WRVW-FM, KYXY-FM, and KTCK-AM and the results of their operations for the period from the date of acquisition have been included in the accompanying consolidated financial statements.

   The following unaudited pro forma summary presents the consolidated results of operations as if the acquisition of Command had occurred at the beginning of 1993, after giving effect to certain adjustments, including amortization of goodwill and interest expense on the acquisition debt. These pro forma results have been prepared for comparative purposes only and do not purport to be indicative of what would have occurred had the acquisition been made as of that date or of results which may occur in the future.

                                                    Pro forma
                                             Year Ended December 31,
                                                       1993
                                                    ----------
                                                   (Unaudited)
Net revenues.....................................   $   47,435
                                                    ==========
Loss before extraordinary item and cumulative
  effect of change in accounting principal ......   $   (2,123)
                                                    ==========
Net loss.........................................   $   (2,123)
                                                    ==========
Net loss applicable to common stock..............   $   (2,546)
                                                    ==========
Net loss per common share........................   $     (.44)
                                                    ==========
Weighted average common shares outstanding ......    5,749,999


   The following unaudited pro forma summary presents the consolidated results of operations as if the acquisition of KTCK-AM and KYXY-FM had occurred at the beginning of 1994, after giving effect to certain adjustments, including amortization of goodwill and the accretion of dividends on preferred stock. These pro forma results have been prepared for comparative purposes only and do not purport to be indicative of what would have occurred had the acquisition been made as of that date or of results which may occur in the future.

                                                        Pro forma
                                                 Year Ended December 31,
                                                          1994
                                                       ----------
                                                       (Unaudited)
Net revenues.........................................  $   62,323
                                                       ==========
Net income before extraordinary item and cumulative
  effect of change in accounting principal ..........  $    2,332
                                                       ==========
Net income ..........................................  $    1,283
                                                       ==========
Net income applicable to common stock................  $      707
                                                       ==========
Net income per common share..........................  $      .12
                                                       ==========
Weighted average common shares outstanding ..........   5,792,385

   Pro forma results for 1995 have not been presented for the KTCK-AM or KYXY-FM acquisitions, as they would not be materially different from the Company's operations.

NOTE 3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Consolidation

   The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. All significant intercompany accounts and transactions have been eliminated in consolidation.

Cash and Cash Equivalents

   All highly liquid investments with an original maturity of less than three months are classified as cash equivalents. The carrying amounts of cash and cash equivalents reported in the balance sheet approximate its fair value.

Short-term investments

   Available - for - sale securities are investments in mutual funds and are carried at fair value, with the unrealized gains and losses, reported in a separate component of shareholders' equity. Realized gains and losses and declines in value judged to be other than temporary on available - for sale securities are included in investment income or loss. The cost of securities sold is based on the specific identification method. Interest and dividends on securities classified as available - for sale are included in investment income.

Property and Equipment

   Property and equipment are stated at cost. Depreciation and amortization is provided on the straight-line method over the estimated useful lives of the assets as follows:

      Buildings and improvements...............   7-20 years
      Equipment and furniture..................   5-7  years

   Leasehold improvements are amortized over the shorter of the lease term or estimated useful lives of the assets. Amortization of assets recorded under capital leases is included in depreciation expense.

Amortization of Intangible Assets

   Broadcast licenses and goodwill are amortized using the straight-line method over 40 years. Other intangible assets are being amortized using the straight-line method over their estimated remaining useful lives from 2 to 40 years. Debt issuance costs and discounts are being amortized by the interest method over the life of the respective debt.

   The carrying values of intangible assets are reviewed if the facts and circumstances suggest that they may be impaired. If this review indicates the intangible assets will not be recoverable as determined based on the undiscounted cash flows of the Company over the remaining amortization period, the Company's carrying value of the intangible assets will be reduced by the estimated shortfall of cash flows. In 1995, the Financial Accounting Standards Board issued Statement No. 121, "Accounting for the Impairment of Long-Lived Assets" which the Company will be required to adopt in 1996. The impact of the adoption of this statement is not expected to be material to the consolidated financial statements.

Barter Transactions

   The Company barters unsold advertising time for products and services. Such transactions are recorded at the estimated fair value of the products or services received. Barter revenue is recorded when commercials are broadcast and related expenses are recorded when the bartered product or service is used. For the years ended December 31, 1993, 1994 and 1995, the Company recorded barter revenue of $1,973,000, $2,905,000, and $4,961,000 respectively, and expenses of $1,816,000, $2,738,000, and $4,811,000 respectively.

Use of Estimates

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Local Marketing Agreements / Joint Sales Agreements

   From time to time, the Company enters into LMAs and joint sales agreements ("JSAs"), with respect to broadcast properties it intends to acquire. Terms of the agreements generally require the Company to pay a monthly fee in exchange for the right to provide station programming and sell related advertising time in the case of an LMA or sell advertising in the case of a JSA. The agreements terminate upon the acquisition of the property. The fees are expensed as incurred. The Company classifies the fees as interest expense to the extent interest is imputed based on the purchase price of the broadcast property.

Adverting Costs

   Advertising costs are expensed as incurred and approximated $3,336,000 and $1,828,000 in 1995 and 1994, respectively.

Per Share Data

   Income (loss) per common share is based on income (losses) for the period divided by the weighted average number of shares of common stock outstanding plus common share equivalents (in periods in which they have a dilutive effect) determined using the treasury stock method.

Federal Income Taxes

   The Company and its subsidiaries report Federal income taxes using the liability method in accordance with Statement of Financial Accounting Standards No. 109.

Concentration of Credit Risk

   The Company's revenue and accounts receivable primarily relate to advertising of products and services within the radio stations' broadcast areas in Tennessee, South Carolina, North Carolina, Texas, Mississippi, and California. Credit is extended based on an evaluation of the customers financial condition, and generally collateral is not required. Credit losses are provided for in the financial statements and consistently have been within management's expectations.

Reclassification

   Certain amounts in 1993 and 1994 have been reclassified to conform to the 1995 presentation.

NOTE 4 - SHORT TERM INVESTMENTS

   At December 31, 1994, available-for-sale securities consisted of investments in mutual funds which held the following securities (in thousands):
                                               Gross
                                             Unrealized  Estimated
                                     Cost      Losses    Fair Value
                                    ------     ------    ----------
December 31, 1994
US Corporate Debt Securities
  due in approximately one year.... $1,185      $ --      $1,185

US Corporate Debt Securities
  due between seven and ten years..  3,772        89       3,683

US Government Debt Securities
  due between seven and nine years.  3,045        96       2,949
                                    -------     -----     -------
                                    $8,002      $185      $7,817
                                    =======     =====     =======

   The Company recognized investment income (loss) of $650,000, ($121,000) and $17,000 for the years ended 1995, 1994 and 1993, respectively. The investment loss for 1994 includes a charge of $491,000 in the fourth quarter related to the permanent decline of certain short-term investments available - for sale at December 31, 1994.

NOTE 5 - DEBT AND SUBORDINATED NOTES

Debt consists of the following at December 31, 1995 and 1994 (in thousands):

                                                               1995      1994
                                                               ----      ----
Promissory notes; interest at 9.25%, 10%, and
  10.55% payable in monthly installments, maturing
  in 1997, 1998 and 2001, collateralized by certain
  assets with a book value of $1,123 at December 31, 1995 ..  $ 869     $1,054

Less current portion .......................................   (260)      (249)
                                                              ======    =======
                                                              $ 609     $  805
                                                              ======    =======

   The aggregate contractual maturities of long-term debt for the years ending December 31 are as follows: 1996 - $260,000; 1997 - $257,000; 1998 - $320,000;
1999 - $13,000; 2000 - $14,000; thereafter $5,000.

   In October 1993, the Company issued $80,000,000 in Senior Subordinated Notes. The Company incurred issuance costs of approximately $6,249,000 that were recorded as deferred financing costs. The Senior Subordinated Notes bear interest, payable semiannually, at 11-3/8 % and are due October 2000. The notes are unsecured obligations and are subordinate to all senior debt of the Company.

   The Company paid interest of $6,094,000, $9,464,000 and $12,903,000 for the years ended December 31, 1993, 1994 and 1995, respectively. Included in the 1995 interest expense is $2,524,000 and $323,000 related to the LMA fees associated with the Charlotte and Dallas Acquisitions, respectively. The total of interest expense and amortization of deferred financing costs is $7,903,000, $10,507,000 and $14,166,000 for the years ended December 31, 1993,
1994 and 1995, respectively.

   On March 22, 1995, the Company entered into an amended $50,000,000 senior credit facility ("New Credit Facility") pursuant to which it has available (i) a revolving line of $45,000,000 until September 30, 1996, at which time any outstanding indebtedness under the revolving line of credit converts to a term loan which amortizes over three years and three months; and (ii) a working capital term loan of $5,000,000. After the revolving line of credit converts into a term loan, the Company will be required to make quarterly repayments of principal through the date of maturity, thereby reducing the total percentage of outstanding debt under the New Credit Facility by 7.5% in 1996, 30.5% in 1997, 32% in 1998 and 30% in 1999. All loans made to the Company pursuant to the working capital term loan portion of the New Credit Facility will mature on December 31, 1999. The outstanding principal amount under the working capital portion of the New Credit Facility will be required to be reduced to zero for 30 consecutive days during each 12-month period commencing on March 22, 1995. This facility replaced the prior credit facility of $7,500,000. Interest on the funds borrowed under the New Credit Facility will be based upon a floating rate selected by the Company of either (i) the higher of (a) The Bank of New York's prime rate or (b) the federal funds rate plus 0.5%; or
(ii) the LIBOR rate, in each case plus the applicable margin which will be based upon the ratio of Total Debt plus redeemable preferred stock over Operating Cash Flow (as those terms are defined in the New Credit Facility ) and which may range from 0.5% to 5.50%. The Company's obligations under the New Credit Facility are secured by substantially all of its assets, including property, stock of subsidiaries and accounts receivable, and is guaranteed by the subsidiaries of the Company. In 1994, the Company paid $100,000 to SCMC for legal services necessary in connection with establishing the New Credit Facility.

   The New Credit Facility and the Indenture contain restrictive covenants that, among other things, impose restrictions on the Company and its subsidiaries with respect to (i) the incurrence of additional indebtedness,
(ii) capital expenditures, (iii) dividends or other distributions, (iv) acquisitions and mergers, (v) the incurrence of additional liens, (vi) engaging in a business other than the ownership and operation of radio broadcasting stations, (vii) the disposition of assets, (viii) the redemption or retirement of capital stock or debt, or investing in persons other than the Company, (ix) investments, loans and advances, (x) transactions with affiliates, and (xi) sale-leaseback transactions.

NOTE 6  - REDEEMABLE PREFERRED STOCK
                                                  1995              1994
                                                  ----              ----
Preferred Stock of the Company,
  $.01 par value, 10,012,000 shares authorized:

Series B Redeemable, 3,000 and 2,000 shares
  issued and outstanding in 1994 and 1995,
  respectively, includes accreted dividends
  of $348 in 1994 and $269 in 1995 ............  $1,735            $2,466

Series C Redeemable, 2,000 shares issued and
  outstanding in 1995,  includes accreted
  dividends of $22 in 1995 ....................   1,550                --
                                                -------           -------
                                                 $3,285            $2,466
                                                =======           =======


   The shares of Series A Redeemable Preferred Stock were redeemed in October 1994 at the liquidation value of $1,000 per share.

   The shares of Series B Redeemable Preferred Stock are non-voting, not entitled to receive dividends and are required to be redeemed in equal amounts of 1,000 shares in October 1996 and 1997 at the liquidation value of $1,000 per share. In January 1994, the Company repurchased the 1,000 shares of Series B Redeemable Preferred Stock due October 1998 for $750,000. The Series B Redeemable Preferred Stock ranks senior to the Company's common stock as to dividends and liquidation rights.

   The shares of Series C Redeemable Preferred Stock receive cumulative dividends equal to six percent per annum paid by the Company in arrears on a quarterly basis. The shares are non-voting and are redeemable by the Company after September 15, 1998 or by the seller after September 15, 2000, at the liquidation value of $1,000 per share. The Series C Redeemable Preferred Stock ranks senior to other preferred stock and to the Company's common stock as to dividends and liquidation rights.

NOTE 7 - SHAREHOLDERS' EQUITY

COMMON STOCK

   In November 1992, 105,404 shares of Class A Common Stock and 893,166 shares of Class B Common Stock (collectively "Founders' Stock") were issued to related parties in consideration of their efforts in organizing and structuring the Company. The Company has recorded a non-recurring, non-cash charge in the amount of $13,480,000 reflecting the fair value of the Founders' Stock at the date of the Initial Public Offering in the accompanying statement of operations.

   Effective with the Initial Public Offering, Capstar was merged into the Company. In connection with the merger, 76,315 shares of Class A Common Stock, 33,568 shares of Class B Common Stock, and 16,784 shares of Class C Common Stock were issued in exchange for all outstanding common stock of Capstar and 53,333 shares of Class A Common Stock were issued in exchange for all outstanding Series A Preferred Stock of Capstar.

   The holders of Class A Common Stock are entitled to one vote per share and the holders of Class B Common Stock are entitled to ten votes per share on all matters to be voted on by stockholders, except (i) for the election of directors, (ii) with respect to any "going private" transaction between the Company and its Chairman, or any of his affiliates, and (iii) as otherwise provided by law. In November 1994, the Board of Directors approved the conversion of 73,266 shares of Class A Common Stock held by the Chairman and the President of the Company to Class B Common Stock. The conversion occurred on May 5, 1995. The holders of Class A and Class B Common Stock share ratably in all dividends and other distributions. At December 31, 1995, 1,000,000 shares of Class A Common Stock, authorized but unissued, are reserved for conversion of the Class B Common Stock. Shares of the Company's Class B Common Stock convert on a share per share basis into the same number of Class A Common Stock under certain circumstances.

   In December 1994, pursuant to a transfer, 1,071,429 shares of Class C stock held by an affiliate of the Company were converted into Class A Common Stock. In connection with this conversion, the Company agreed to pay SCMC a $1,000,000 fee based upon: (i) SCMC's negotiation of the transfer on behalf of the Company; (ii) SCMC's surrender of certain contractual rights and economic interests with respect to the transferred stock, which would otherwise block the stock transfer; (iii) the restatement, including significant favorable adjustments, of the registration rights agreement pursuant to which the transferred stock were originally issued; (iv) the obtaining the rights of first refusal with respect to subsequent transfers of the stock; (v) the Company's belief that the transfer will have a favorable effect on the market of the Company's Class A Common Stock and (vi) SCMC's assumption of certain legal costs of the transaction. The Company's Board of Directors may consider additional fees in the event that actual benefits to the Company from this transaction warrant additional compensation. This transaction was the subject of a Fairness Opinion from an independent investment banking firm. The Company has charged paid-in capital $1,150,000 for the $1,000,000 fee and legal, accounting, and valuation services of $150,000 related to this transaction.

   In December 1995, 16,784 shares of non-voting Class C Common Stock were repurchased for $459,000.

   In July 1995, the Company completed an offering of 1,725,000 shares of its Class A Common Stock, including the subsequent exercise by the underwriters of an over-allotment option of 225,000 shares, for $24.50 per share. The net proceeds of the offering were $39,166,000 after underwriting discounts, commissions and other costs of the offering. The net proceeds were utilized to repay senior indebtedness of $21,500,000 and to fund the Dallas Acquisition and a portion of the Charlotte Acquisitions (See Note 14). The following unaudited pro forma summary presents earnings per share as if the retirement of debt with the offering proceeds had taken place at the beginning of the period. These proforma results have been prepared for comparative purposes only and do not purport to be indicative of what would have occurred had the retirement been made as of that date.-

                                                     Pro forma
                                            Year Ended December 31,1995
                                               (dollars in thousands)
                                               ----------------------

                                                     (Unaudited)
Net loss.......................................       (3,998)
Net loss applicable to common stock............     $ (4,288)
                                                    =========
Net loss per common share......................     $   (.57)
                                                    =========
Weighted average common shares outstanding ....     7,474,769

STOCK OPTIONS

   The 1993, 1994 and 1995 Stock Option Plans (the "Plans") provide for granting of options to buy Class A Common Stock as additional compensation to officers and employees of the Company and other individuals who are primarily responsible for the management and growth of the Company. The 1993, 1994 and 1995 Plans provide that options may be granted with respect to a total of 350,000, 150,000, and 250,000 shares of Class A Common Stock, respectively. Options granted under these plans are generally granted at option prices equal to the fair market value of shares of Class A Common Stock on date of grant. Terms of the options are determined by the Company provided that the maximum term of each option shall be ten years.

   In December 1993, the Company granted 350,000 non-qualified options to officers and employees of the Company at $13.50 per share. The options vest on the anniversaries of the grant date as follows: 10% at the completion of the second year; 20% at the completion of the third year; 30% at the completion of the fourth year; and 40% at the completion of the fifth year. The Company has reserved 350,000 shares of its Class A Common Stock for issuance under the 1993 Plan.

   In June 1994, the Company granted 150,000 non-qualified options to officers and employees of the Company at $13.00 per share. Of the options granted, 110,000 vested on the date of issuance. The remaining 40,000 options vest 20% on each anniversary of the grant. The Company has reserved 150,000 shares of its Class A Common Stock for issuance under the 1994 plan.

    In May 1995, the Company authorized 250,000 and granted 248,000 non-qualified options to officers and employees of the Company at $21.25 per share. The options vest 20% on each anniversary of the grant. The Company has reserved 250,000 shares of its Class A Common Stock for issuance under the 1995 plan.

   No options have expired or been exercised as of December 31, 1995.

   The Company accounts for its stock compensation arrangements under the provisions of APB 25, "Accounting for Stock Issued to Employees," and intends to continue to do so.

NOTE 8 - INCOME TAXES

   The acquisition of San Diego Acquisition resulted in the recognition of a net deferred tax liability of approximately $4,900,000 under the purchase method of accounting. This amount was based upon the excess of the financial statement basis over the tax basis in assets, principally intangible assets. A full valuation allowance has been recorded against San Diego Acquisition pre acquisition net operating loss of approximately $2,200,000, as its ultimate utilization may be limited. In the event the company recognizes additional tax benefit related to San Diego's pre acquisition net operating loss carry forwards, those benefits would be applied to reduce goodwill and other intangibles to zero prior to reducing income tax expense.

   At December 31, 1995, the company has net operating loss carry forwards of approximately $11,300,000 that will expire from 2003 through 2010. Due to ownership changes, the utilization of approximately $5,100,000 of these losses is limited.

   The Company paid income taxes of $300,000 in 1994 and did not pay any income taxes in 1995.

   The deferred tax valuation allowance increased from $595,000 at December 31, 1994 to $2,883,000 at December 31, 1995 of this increase, $854,000 results from the San Diego Acquisition and the balance is related to deferred tax assets associated with capital and net operating losses that may not be realizable. The Company has considered prudent and feasible tax planning strategies in assessing the need for the valuation allowance and has assumed $650,000 of benefit attributable to such strategies. In event the Company were to determine in the future that such strategies would not be implemented, an adjustment to the deferred tax liability would be charged to income in the period such determination was made.

   The income tax expense recorded during 1994 reflects increases in the excess of the financial statement basis over tax basis in assets resulting from differences in amortization periods offset, in part, by the projected reversal of temporary differences within the carry-forward period of available net operating losses. As a result of current losses and the deferred benefit associated with the losses, no current or deferred expense or benefit was recorded for the year ended December 31, 1995. For the years ended December 31, 1995 , 1994, and 1993 the tax provision consists of the following in thousands:
                                    1995     1994    1993
                                    ----     ----    ----

Current
   Federal.........................$  --    $   65  $  --
   State...........................   --       100     --
                                   -------  ------  ------
                                      --       165     --
                                   -------  ------  ------
Deferred
   Federal.........................   --     1,170     863
   State...........................   --       139     152
                                   -------  ------  ------
                                      --     1,309   1,015
                                   -------  ------  ------
                                   $  --    $1,474  $1,015
                                   =======  ======  ======

The net deferred tax liability at December 31, 1995 and 1994 results from the following temporary differences (in thousands):

Deferred Tax Assets:                             1995                1994
                                                 ----                ----
Accounts receivable .......................   $     350            $    252
  Net operating loss carryforwards ........       4,292               1,372
  Writedown of broadcast rights agreement .         484                  --
  Capital loss / AMT carryforwards ........         435                 435
  Accrued bonuses .........................          57                  --
                                                ----------           ---------
  Total deferred tax assets ...............       5,618               2,059
  Valuation allowance .....................      (2,883)               (595)
                                              ----------           ---------
    Net deferred tax assets ...............       2,735               1,464
Deferred Tax Liabilities:
Property, plant and equipment .............        (354)               (379)
  Intangible assets .......................      (9,719)             (3,419)
  Other ...................................         (77)               (172)
                                              ----------           ---------
      Total deferred tax liabilities ......     (10,150)             (3,970)
                                              ----------           ---------
      Net deferred tax liability ..........   $  (7,415)           $ (2,506)
                                              ==========           =========

The 1995, 1994 and 1993 effective tax rate varied from the statutory Federal income tax rate as follows (in thousands):

                                                    1995    1994       1993
                                                    ----     ----      ----
Income taxes at the statutory rate ............   $(1,495)  $1,125    $(5,222)
Effect of nondeductible Founders Stock Charge                           4,718
Capital loss limitation .......................        --      332         --
Net operating losses
Limitation / (Utilization).....................     1,434     (207)     1,131
Effect of nondeductible amortization
  of intangible assets ........................       198      179        378
Reversal of 1993 provision. ...................        --     (412)        --
State and local income taxes ..................      (145)     273         --
Other .........................................         8      184         10
                                                 =========  =======  =========
    Total .....................................   $    --   $1,474    $ 1,015
                                                 =========  =======  =========


NOTE 9 - WRITE DOWN OF BROADCAST RIGHTS AGREEMENT

   In August 1994, the Company entered into an agreement to broadcast Texas Rangers baseball games on KRLD-AM and to syndicate the games through Texas State Networks, for a period of four years, commencing with the 1995 season. While the contract contemplated the possibility of a baseball work stoppage, and contained certain provisions affording the Company partial relief from the payment of rights fees under certain specified conditions related to work stoppages, the nature of the major league baseball strike and consequently the damage to the value of the Texas Rangers broadcast rights has been more material than management had anticipated. The total rights fees under the four-year agreement, subject to adjustment, were stated at $17,000,000. In the second quarter of 1995, the Company recorded a charge of $5,000,000 with respect to the estimated diminished value of the contract.

   The Company's estimate as to the carrying value of the contract is based on among other things, the projected revenue to be derived during the term. Due to the ongoing uncertainty surrounding major league baseball and related broadcast revenue, it is reasonably possible that the estimates may change.

NOTE 10  - RELATED PARTY TRANSACTIONS

   The Company holds a non-recourse note receivable from the Company's President in the amount of $2,000,000 which is secured by 133,333 shares of Class B Common Stock. The note bears interest at 6% per annum. Interest and principal is due in full on the earlier of the termination of the officer's employment contract or October 1998. In 1995, interest income in the amount of $120,000 was accrued. The interest amount is included in the note receivable balance on the balance sheet.

   In January 1995, the Company extended to SCMC a $2,000,000 unsecured loan which is due on January 23, 2000. The note ("SCMC Note") bears interest at 1% over the prime rate which is payable annually. Interest and principal may, by mutual agreement of the parties, be offset by any fees owed by the Company to SCMC. The SCMC Note contains certain financial covenants, the violation of which would result in the default and acceleration of the note. The Company has received a fairness opinion with respect to the loan from an independent investment banking firm. In 1995, interest income in the amount of $171,000 was accrued. The interest amount has been classified in notes receivable from related parties on the balance sheet. Subsequent to December 31, 1995, the Company's Board of Directors authorized adding the unpaid interest due in January, 1996, to the principal balance of the note.

   In 1989, Capstar entered into a management agreement with Capstar, Inc., a related party. Under the terms of the management agreement, Capstar, Inc. managed all aspects of the daily operation of the radio stations. In consideration for its services to Capstar, Capstar, Inc. received an annual fee of $150,000 per year and an additional amount of $30,000 if certain cash flow targets were met, both of which were adjustable based on increases in the Consumer Price Index. In addition, Capstar, Inc. was reimbursed for expenses incurred in the performance of the management services, including rent and other office expenses. Total payments to Capstar, Inc. were $893,000 for the year ended December 31, 1993, including $700,000 related to the acquisition of WMYI-FM and the merger of Capstar with the Company, all of which have been expensed in the statement of operations. The agreement was terminated in connection with the completion of the Offerings. The Company sublets office space in Austin, Texas on a month to month basis for certain management and accounting operations from Capstar, Inc for which the Company recorded rent expense of $94,000 and $67,000 for the years ended December 31, 1994 and 1995, respectively.

   Capstar entered into a financial consulting agreement with SCMC in November 1989. Under this agreement, SCMC provided ongoing analysis services to the Company. In return for its services, SCMC received a consulting fee of $100,000 per annum, adjustable based on increases in the Consumer Price Index. The Company expensed consulting fees of $75,000 for the year ended December 31, 1993. Payments in 1993 totaled $ 310,000. In connection with services provided to the Company related to acquisitions, dispositions, negotiation of debt agreements and the Offerings, SCMC received fees in the amount of $297,000 in 1993. The agreement was terminated in connection with the completion of the Offerings.

   In connection with a personal guarantee of certain Command debt, the Company paid its Executive Chairman $75,000 in September 1993. The Company also paid a fee of $75,000 to its Executive Chairman for guaranteeing a $7,500,000 revolving credit facility with a bank. These amounts paid were expensed in the 1993 financial statements. In October 1993 and January 1994, respectively, these guarantees were released.

   In connection with the Initial Public Offering, SCMC and an affiliate were paid $1,532,000, substantially all of which were reimbursements for expenses paid to third parties prior to completion of the Initial Public Offerings.

   The Company and SCMC, entered into an arrangement to jointly lease office space from an unrelated third party in May, 1994. The liability of the Company and SCMC under the lease arrangement is joint and several except that the liability of SCMC shall not exceed 14% of the obligation to the landlord. In connection with the arrangement, the Company posted $125,000 in a letter of credit to guarantee the lease. The Company paid rent expense related to the lease for the years ending December 31, 1993, 1994, and 1995 of $83,000, $180,000 and $335,000, respectively.

   In January 1995, the Company paid a $1,000,000 fee to SCMC in connection with the transfer of shares of the Company's Class C Common Stock. See Note 7.

   The Company maintains an office in New York and employs individuals who were previously employees of SCMC. Total salaries and wages paid to nine employees were approximately $300,000 for 1994. During 1995, salaries and wages paid to five employees approximated $200,000. Certain of the Company's employees in the New York office have performed certain services for other affiliated entities of the Company's Executive Chairman. However, SCMC has advised the Company that other employees of such affiliated entities have performed services for the Company without charge to the Company. This situation was reviewed by the Company's audit committee and a determination was made that there were no material imbalances in the services received by the Company and the costs incurred by it.

   The Company has an agreement with the Chairman related to the maintenance of the Company's New York office pursuant to which the Company paid SCMC $178,000 in 1994 and $330,000 in 1995 in excess of the lease payments, which payments have been paid to SCMC for disbursement to third-party service providers where appropriate.

   The transactions above were not negotiated on an arms-length basis. Accordingly, each transaction was approved by the Company's Board of Directors, including as to transactions entered into after the Company's Initial Public Offering of securities the Company's independent directors, in accordance with the provisions relating to affiliate transactions in the Company's by-laws, bank agreements and Indenture, which provisions require a determination as to the fairness of the transactions to the Company.

Also, see Notes 1,2, 5, 7, and 13.

NOTE 11 - COMMITMENTS AND CONTINGENCIES

   The Company has entered into various operating leases and broadcast rights agreements. Total rent expense was $781,000, $1,160,000 and $1,506,000 for the years ending December 31, 1993, 1994 and 1995, respectively. Future minimum payments in the aggregate for all noncancelable operating leases and broadcast rights agreements with initial terms of one year or more consist of the following at December 31, 1995 (in thousands):

1996                                        $ 5,598
1997                                          5,551
1998                                          6,033
1999                                            953
2000                                            916
2001 and thereafter                           3,756
                                             ------
  Total                                     $22,807
                                             ======

   Future minimum payments in the aggregate for all noncancelable capital leases with initial terms of one year or more consist of the following at December 31, 1995 (in thousands):

1996                                      $  410
1997                                         337
1998                                         217
1999                                         166
2000                                          70
                                          ------
  Total minimum lease payments            $1,200
  Less: Amount representing interest        (219)
                                          ------
  Present value of future minimum
    lease payments                           981

  Less current portion                      (311)
                                          ------
    Long-term capital lease obligations     $670
                                          ======

     The Company has entered into employment agreements with certain officers and other key employees. Expenses under the contracts amounted to $3,390,000 for the year ended December 31, 1995. Future minimum payments in the aggregate for all employment agreements with initial terms of one year or more consist of the following at December 31, 1995 (in thousands):

1996                                      $4,217
1997                                       4,114
1998                                       3,626
1999                                       3,296
2000                                       1,892
2001 and thereafter                          484
                                          ------
                                         $17,629
                                          ======

   The Company is the subject of various claims and litigation principally in the normal course of business. In the opinion of management, the ultimate resolution of such matters will not have a material adverse impact on the consolidated financial statements.

NOTE 12 - DEFINED CONTRIBUTION PLAN

   Command sponsored a 401(k) defined contribution plan in which most of its employees were eligible to participate. Subsequent to the acquisition of Command, the plan was continued for Command employees and effective January 1, 1994, the Plan was expanded to cover all the Company's employees. The Plan presently provides for discretionary employer contributions. The Company contributed $17,000 in 1994 but made no contributions in 1995.

NOTE 13 - PENDING TRANSACTIONS RELATING TO LIBERTY BROADCASTING

   In November 1995, the Company entered into a definitive purchase agreement to acquire all of the outstanding capital stock of privately-owned Liberty Broadcasting, Incorporated ("Liberty"), an owner/operator of nineteen radio stations in seven markets. The purchase price of the acquisition is $236,000,000. Pursuant to the agreement, the Company intends to transfer eleven of the stations owned by Liberty to Multi-Market Radio, Inc. ("MMR") (an affiliate of the Company's Executive Chairman) and in turn receive ten stations in what is expected to be substantially a tax-free transaction. Of the Liberty stations, the Company intends to retain only the stations in major markets: WXTR-FM, WXVR-FM and WQSI-AM serving Washington, D.C.; WHFS-FM serving Baltimore/Washington, D.C.; and WBAB-FM, WHFM-FM, WBLI-FM and WGBB-AM serving Long Island, New York. The Company would receive the following stations from MMR: KQUE-FM and KNUZ-AM serving Houston, Texas; WZRX-AM and WSTZ-FM serving Jackson, Mississippi; WMFR-AM, WMAG-FM, and WTCK-AM (formerly WWWB-AM) serving and Greensboro, North Carolina; WRDU-FM and WTRG-FM, serving Raleigh, North Carolina and WROQ-FM serving Greenville, South Carolina ("the Swap Stations"). Subsequent to December 31, 1995, the Company posted $300,000 in cash and $6,750,000 in letters of credit as deposits for the Swap Stations, which are contemplated to be transferred to the Company. In addition, the Company has guaranteed performance of the acquisitions in the event MMR cannot complete the transaction.

   The Exchange Agreement provides that in the event that the Exchange is not completed by December 31, 1997 or earlier, subject to the terms of such agreement, the Company will have the right for 30 days thereafter to purchase the Swap Stations from MMR (the "Call") at a price equal to the aggregate acquisition cost of the Swap Stations (the "Call Price"). The agreement further provides that in the event the Company does not exercise the Call, MMR will have the right to sell the Swap Stations to the Company during the subsequent 270-day period (the "Put Period") at a price equal to approximately 95% of the Call Price. During the Put Period, MMR will have the option of operating the Swap Stations, selling any or all of the Swap Stations to third parties, or allowing the Company to continue providing programming to the Swap Stations pursuant to the LMAs or selling advertisement on behalf of such stations pursuant to the JSAs.

   MMR has entered into LMAs with the current owner of the Swap Stations operating in the Greenville, South Carolina and Jackson, Mississippi markets, and concurrently therewith, MMR has entered into JSAs with the Company pursuant to which the Company was granted the exclusive right to sell advertising on behalf of all but one of the Swap Stations in such markets. MMR has also entered into a JSA with the current owner of the Swap Stations operating in the Greensboro, North Carolina market, and concurrently therewith, the Company entered into a JSA with MMR with respect to such stations.

   Subsequent to the acquisition by MMR of the Swap Stations and prior to the consummation of the Exchange, the Company and MMR have agreed to enter into LMAs or JSAs with respect to all of the Swap Stations, pursuant to which the Company will pay a fee to MMR in an amount equal to 105% of certain of MMR's expenses and costs (including interest costs) incurred in connection with the Swap Stations.

NOTE 14 - SUBSEQUENT EVENTS

   On January 18, 1996, the Company entered into an option to acquire all of the assets of radio station WHSL-FM, Greensboro, North Carolina from HMW Communications, Inc. (HMW), for an aggregate purchase price of approximately $4,500,000 cash or 150,000 shares of Class A Common Stock of the Company, concurrently therewith, the Company entered into a JSA with HMW with respect to such stations.

   On February 1, 1996 the Company acquired all of the assets of WTDR-FM and WLYT-FM in Charlotte, North Carolina (the "Charlotte Acquisition") for aggregate consideration of approximately $24,750,000. The Company had provided programming and sold advertising on the stations pursuant to a LMA since April 1, 1995.

    On February 9, 1996, the Company entered into a definitive purchase agreement to acquire the assets of privately owned Prism Radio Partners, L.P., an owner/operator of sixteen radio stations in five markets for $105,250,000. The stations to be acquired are; WTFX-FM, WVEZ-FM, and WWKY-AM serving Louisville, Kentucky; WKQL-FM, WIVY-FM, WPDQ-AM, and WOKV-AM serving Jacksonville, Florida; WZZU-FM and WDCG-FM serving Raleigh, North Carolina; KWFM-FM, KRQQ-FM, KNST-AM, and KCEE-AM serving Tucson, Arizona; and KRZZ-FM, KKRD-FM, and KNSS-AM serving Wichita, Kansas. In accordance with the purchase agreement, the Company has posted $5,263,000 in an irrevocable letter of credit.

    In March of 1996, the Company made its annual rights fee payment reducing such payment by an amount calculated to reflect the adjustment provisions contained in the rights agreement with respect to the major league baseball labor dispute which resulted in the work stoppages during the 1994 and 1995 major league baseball seasons. The Company has received notice from the Texas Rangers disputing the adjustment and credits taken by the Company.

ITEM 9. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

   There have been no changes in or disagreements with the Company's accountants on accounting matters or financial disclosures.

                             PART III

ITEM 10.  DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANT

   The current directors and executive officers of the Company are as follows:

                                      DIRECTOR
            NAME               AGE     SINCE                         POSITION
----------------------         ---    --------  ----------------------------------------------------------------
Robert F.X. Sillerman ......    48     1992     Director and Executive Chairman
R. Steven Hicks ............    46     1993     Director, President, Chief Executive Officer and Chief Operating
                                                Officer
D. Geoffrey Armstrong ......    39     1993     Director, Executive Vice President, Chief Financial Officer and
                                                Treasurer
Howard J. Tytel ............    48     1993     Director, Executive Vice President and Secretary
James F. O'Grady, Jr. ......    68     1993     Director
Paul Kramer ................    64     1993     Director
Richard A. Liese ...........    45     1995     Director, Vice President and Assistant General Counsel

   Upon the consummation of the Company's acquisition of Multi-Market Radio, Inc. ("MMR") pursuant to an agreement and plan of merger entered into in April 1996 (the "MMR Acquisition"), it is anticipated that (i) Michael G. Ferrel, Chief Executive Officer, President and Chief Operating Officer of MMR, will become a Director and Chief Executive Officer of the Company, (ii) D. Geoffrey Armstrong will become the Chief Operating Officer and interim Chief Financial Officer of the Company and (iii) an additional "Independent Director" (as defined herein) will be appointed to serve until the next annual meeting of stockholders or until his successor is elected and qualified. In addition, upon consummation of the MMR Acquisition, R. Steven Hicks has agreed to resign as an officer but will remain as a Director of and consultant to the Company. See "-- Executive Compensation--Employment Agreements." It is anticipated that in the event the MMR Acquisition is not consummated, Robert F.X. Sillerman will become the Executive Chairman and Chief Executive Officer of the Company.

CERTAIN INFORMATION CONCERNING DIRECTORS AND EXECUTIVE OFFICERS

   Information with respect to the business experience and affiliations of the current and anticipated directors and executive officers of the Company is set forth below.

   ROBERT F.X. SILLERMAN has been Executive Chairman of the Company since July 1, 1995, and from 1992 through June 30, 1995, he served as Chairman and Chief Executive Officer of the Company. Since 1985 he has been Chairman of the Board and Chief Executive Officer of Sillerman Communications Management Corporation ("SCMS"), a private investment company which makes investments in and provides financial consulting services to companies engaged in the media business and, through privately held entities, he controls the general partner of Sillerman Communication Partners, L.P. ("SCP"), an investment partnership. From 1985 to 1989, Mr. Sillerman was co-Chairman of Legacy Broadcasting, Inc. ("Legacy I"), which owned radio stations and which has subsequently been liquidated. In addition, Mr. Sillerman was co-Chairman of Metropolitan Broadcasting Corporation ("Metropolitan"), which was merged with Legacy I and Group W Radio Holdings, Inc., an affiliate of Westinghouse Broadcasting Corporation, in 1989. Mr. Sillerman also served, from 1990 to 1993, as co-Chairman of Legacy Broadcasting, Inc. ("Legacy II"), which through a related partnership owned and operated a radio business. In 1993, Mr. Sillerman became the Chancellor of the Southampton campus of Long Island University.

   MICHAEL G. FERREL has served as President and Chief Operating Officer of MMR and a member of its Board of Directors since MMR's inception in August 1992 and as Co-Chief Executive Officer of MMR from January 1994 to January 1996, when he became the Chief Executive Officer. From 1990 to 1993, Mr. Ferrel served as Vice President of Goldenberg Broadcasting, Inc, the former owner of radio station WPKX-FM, Springfield, Massachusetts, which was acquired by MMR in July 1993. From 1984 to 1990, Mr. Ferrel served as Vice President and General Manager of WGMS-AM and WGMS-FM, both operating in Washington, D.C. and from 1988 to 1990, Mr. Ferrel served as Chief Operating Officer and was a part owner of WMME-AM and WMME-FM, both operating in Augusta, Maine. From 1990 to 1994, Mr. Ferrel served as General Manager of WPKX-FM. Mr. Ferrel served as Chairman of the Washington, D.C. Area Broadcasting Association in 1988.

   R. STEVEN HICKS is President and Chief Executive Officer and a Director of the Company. Mr. Hicks has entered into an agreement with the Company pursuant to which he has agreed to resign as an executive officer of the Company upon consummation of the MMR Acquisition, and to enter into a five-year consulting agreement with the Company at such time. See "-- Executive Compensation--Employment Agreements." From May 1989 to October 1993, he served as President and Chief Executive Officer of Capstar Communications, Inc., a predecessor of the Company. From 1986 to 1992, Mr. Hicks was Chairman of Hicks Broadcasting Corporation ("HBC"), an owner and operator of radio stations and the sole general partner of Hicks Broadcasting Partners of Tennessee, L.P. Mr. Hicks was also Chief Executive Officer of HBC from 1987 to 1989. Mr. Hicks is the sole voting stockholder of Gulfstar Communications, Inc., which along with its affiliates owns seven small market radio stations in Texas, two in Arkansas and four in Baton Rouge, Louisiana.

   D. GEOFFREY ARMSTRONG is Executive Vice President, Chief Financial Officer and Treasurer and a Director of the Company. It is anticipated that Mr. Armstrong will enter into an agreement with the Company pursuant to which he will become the Chief Operating Officer and interim Chief Financial Officer of the Company upon consummation of the MMR Acquisition. See "-- Executive Compensation--Employment Agreements." Mr. Armstrong had been Vice President, Chief Financial Officer and Treasurer of the Company from 1992 until March 1995. He had been Executive Vice President and Chief Financial Officer of Capstar since 1989. From 1988 to 1989, Mr. Armstrong was the Chief Executive Officer of Sterling Communications Corporation ("Sterling"). Sterling owned and operated five stations in three markets (Jackson, Mississippi, Greenville-Spartanburg, South Carolina and Baton Rouge, Louisiana). Sterling sold WGVL-AM and WSSL-FM and WJDS-AM and WMSI-FM to Capstar in 1989. Mr. Armstrong was Chief Financial Officer of Sterling from 1986 to 1988.

   HOWARD J. TYTEL has been a Director, Executive Vice President and Secretary of the Company since 1992. Mr. Tytel has also been Executive Vice President and General Counsel of SCMC since 1985, a director of SCMC since 1989, and an officer and director of Legacy II from 1991 to 1993. Mr. Tytel was a director of Country Music Television from 1988 to 1991, was a director and Executive Vice President of Legacy I from 1986 to 1989 and Metropolitan from 1988 to 1989. Since March 1995 Mr. Tytel has been a director of Interactive Flight Technologies, Inc., a company providing computer-based in-flight entertainment. Mr. Tytel had been Of Counsel to the law firm of Winston & Strawn, which formerly represented the Company, and is currently Of Counsel to the law firm of Baker & McKenzie, which currently represents the Company, SCMC, SCP and MMR.

   JAMES F. O'GRADY, JR. has been President of O'Grady and Associates, a media brokerage and consulting company, since 1979. Mr. O'Grady has been a director of Orange and Rockland Utilities, Inc. and of Video for Broadcast, Inc. since 1980 and 1991 respectively. Mr. O'Grady has been the co-owner of Allcom Marketing Corp., a corporation not affiliated with the Company that provides marketing and public relations services for a variety of clients, since 1985, and has been of counsel to Cahill and Cahill, Brooklyn, New York, since 1986. He also serves on the Board of Trustees of St. John's University, and has served as a director of The Insurance Broadcast System, Inc. since 1994.

   PAUL KRAMER has been a partner in Kramer & Love, financial consultants specializing in acquisitions, reorganizations and dispute resolution, since 1994. In addition, from 1992 to 1994, Mr. Kramer was an independent financial consultant to foreign investors. Mr. Kramer was a partner in the New York office of Ernst & Young from 1968 to 1992, and from 1987 to 1992 was Ernst & Young's designated Broadcasting Industry Specialist.

   RICHARD A. LIESE has been a Director and a Vice President and Assistant General Counsel of the Company since 1995. Mr. Liese has also been the Assistant General Counsel and Assistant Secretary of SCMC since 1988. In addition, from 1993 until April 1995, he served as Secretary of MMR.

   The By-laws of the Company authorize the Board of Directors to fix the number of directors from time to time, but at no less than two nor more than nine directors. The Board of Directors has fixed the number of directors at seven, which number is to be increased to nine prior to consummation of the MMR Acquisition. The owners of the Class A Common Stock voting separately as a class are entitled to elect two-sevenths (currently two) of the members of the Company's Board of Directors (the "Class A Directors"). The remaining directors are elected by the holders of the Class A Common Stock and the Class B Common Stock, with the holders of the Class A Common Stock having one vote per share and the holders of the Class B Common Stock having ten votes per share. Therefore, the holders of the Class B Common Stock currently control the outcome of the election of a majority of seats.

   Messrs. O'Grady and Kramer are the current Class A Directors. Each of Messrs. O'Grady and Kramer is qualified to be an "Independent Director," defined in the Certificate of Incorporation of the Company as a director of the Company who is not (i) an officer or employee of the Company, or a director, officer or employee of any of its subsidiaries or any affiliate of Mr. Sillerman, (ii) an affiliate of Mr. Sillerman or (iii) an individual having a relationship which, in the opinion of the Board of Directors of the Company, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Upon the consummation of the MMR Acquisition, it is anticipated that Mr. Ferrel and an additional "Independent Director" will be appointed to he Board of Directors, each to hold office until the next annual meeting of stockholders following such person's appointment or until his successor is elected and qualified.

BOARD MEETINGS AND COMMITTEES

   During 1995, the Board of Directors held 7 meetings. The standing committees of the Board of Directors are the Audit Committee, the Compensation Committee and the Stock Option Committee. No Director attended fewer than 75 percent of all meetings of the Board of Directors or 75 percent of the meetings of all committees on which he served.

   The Audit Committee of the Board of Directors currently consists of Mr. Armstrong and the two Class A Directors, Messrs. O'Grady and Kramer. During 1995, the Audit Committee held 3 meetings. The principal functions of the Audit Committee are to review and make recommendations to the Board of Directors with respect to the selection and the terms of engagement of the Company's independent public accountants, and to maintain communications among the Board of Directors, such independent public accountants, and the Company's internal accounting staff with respect to accounting and audit procedures, the implementation of recommendations by such independent public accountants, the adequacy of the Company's internal controls and related matters. The Audit Committee reviews certain related-party transactions and potential conflict-of-interest situations involving officers, directors or stockholders of the Company.

   The Compensation Committee of the Board of Directors consists of Mr. Sillerman and the two Class A Directors, Messrs. Kramer and O'Grady. During 1995, the Compensation Committee held 4 meetings. Mr. Sillerman is the Executive Chairman of the Company and an officer of all of the Company's subsidiaries. The principal functions of the Compensation Committee are to review and make recommendations with respect to certain of the Company's compensation programs and compensation arrangements with respect to certain officers, including Messrs. Sillerman, Hicks and Armstrong.

   The Stock Option Committee consists of Messrs. Kramer and O'Grady, the two Class A Directors. During 1995, the Stock Option Committee held 2 meetings. The principal functions of the Stock Option Committee are to grant options, determine which employees and other individuals performing substantial services to the Company may be granted options and determine the rights and limitations of options granted under the Company's plans.

REMUNERATION OF DIRECTORS

   All Directors hold office until the next annual meeting of stockholders following their election or until their successors are elected and qualified. Officers are elected annually by the Board of Directors and serve at the discretion of the Board. Messrs. Sillerman, Hicks and Armstrong have entered into employment agreements with the Company. See "-- Executive Compensation -- Employment Agreements."

   Directors employed by the Company receive no compensation for meetings they attend. Each Director not employed by the Company receives a fee of $1,500 for each meeting of the Board of Directors he attends in addition to reimbursement of travel expenses. Each such Director who is a member of the Compensation Committee or the Audit Committee also receives $1,500 for each committee meeting he attends which is not held in conjunction with a Board of Directors meeting. If such committee meeting occurs in conjunction with a Board of Directors meeting, each committee member receives an additional $500 for each committee meeting he attends.

   Additionally, since March 1, 1995, each of Messrs. Kramer and O'Grady has received an annual fee of $12,000, and effective May 16, 1995 each of Messrs. Kramer and O'Grady received cash only stock appreciation rights with respect to 5,000 shares of Class A Common Stock. The cash-only stock appreciation rights with respect to each share of Class A Common Stock entitle the holder thereof to receive the difference between $21.25 and the closing price of the Class A Common Stock on May 16, 2000 and will be paid on that date. In connection with their work as the special committee of the Board of Directors (the "Special Committee") in evaluating the MMR Acquisition and the Termination and Assignment Agreement (as defined below), each of Messrs. Kramer and O'Grady has received a one-time fee of $50,000.

OTHER MATTERS

   Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities (collectively, the "Covered Shareholders"), to file with the Securities and Exchange Commission initial reports of ownership and reports of changes of ownership of certain equity securities of the Company. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company, none of the Covered Shareholders failed to file on a timely basis the reports required by Section 16(a) of the Exchange Act.

ITEM 11.  EXECUTIVE COMPENSATION

   The following table sets forth certain information regarding all the compensation awarded to, earned by or paid to the Executive Chairman of the Company and the next most highly compensated executive officers who received salary and bonus of at least $100,000 for 1995 for services rendered in all capacities to the Company, its subsidiaries and its predecessor, Capstar, for the last three fiscal years. The Executive Chairman and such executive officers are collectively referred to as the "Named Executive Officers."

                    SUMMARY COMPENSATION TABLE
       FOR THE YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

                                                                       LONG TERM
                                                                   COMPENSATION AWARDS
                                                                 -----------------------
                                                        OTHER                 SECURITIES
                                                       ANNUAL    RESTRICTED   UNDERLYING              ALL OTHER
      NAME AND         FISCAL   ANNUAL                 COMPEN-     STOCK       OPTIONS/      LTIP      COMPEN-
 PRINCIPAL POSITION    YEAR(1) SALARY($)      BONUS  SATION($)(2) AWARDS($)     SARS(#)   PAYOUTS($)   SATION($)
---------------------- ------- ---------      -----  ------------ ---------     -------   ----------   ---------
Robert F.X. Sillerman   1995   300,000            0       0           0          60,000        0            0
  Executive Chairman    1994   250,000            0       0           0          30,000        0            0
                        1993   250,000            0       0           0         130,000        0            0

R. Steven Hicks         1995   300,000      200,000       0           0          50,000        0      250,000(3)(9)
  President and Chief   1994   250,000            0       0           0          30,000        0            0
  Executive Officer     1993   189,377(4)         0       0           0         130,000        0            0

D. Geoffrey Armstrong   1995   200,000            0       0           0          50,000        0      150,000(5)(9)
  Executive Vice        1994   150,000            0       0           0          20,000        0            0
  President, Chief      1993   105,000(6)   303,000(7)    0           0          65,000        0            0
  Financial Officer
  and Treasurer

Richard A. Liese        1995    52,083(8)         0       0           0           2,000        0            0
  Vice President and    1994         0            0       0           0               0        0            0
  Assistant General     1993         0            0       0           0               0        0            0
  Counsel

----------

(1) The Company began operations in 1993. Amounts for 1993 for Messrs. Hicks and Armstrong represent reportable compensation from the Company and Capstar. Mr. Tytel does not receive any compensation from the Company for serving as Executive Vice President and Secretary but does receive fees for each Board of Directors meeting he attends.
(2) For each of the last three (3) fiscal years the aggregate amount of prerequisites and other personal benefits did not exceed the lesser of $50,000 or 10% of the salary and bonus for each of the Named Executive Officers.
(3) This payment was made to Mr. Hicks pursuant to his employment agreement as part of the deferred compensation package. See "--Employment Agreements."
(4) $126,877 of this compensation was paid to Mr. Hicks by Capstar.
(5) This payment was made to Mr. Armstrong pursuant to his employment agreement. $37,500 of this amount was earned on December 31, 1995 while the remaining $112,500 will be deemed earned in equal parts on April 1, of 1996, 1997 and 1998, respectively. See "--Employment Agreements."
(6) $67,500 of this compensation was paid to Mr. Armstrong by Capstar.
(7) A bonus of $250,000 was paid to Mr. Armstrong by Capstar prior to the consummation of the Initial Public Offering.
(8) Mr. Liese became a Vice President and Assistant General Counsel of the Company effective August 1, 1995 and receives an annual salary of $125,000.
(9) Each of Mr. Hicks and Mr. Armstrong would have received options to purchase 200,000 shares of Class A Common Stock in the event of a "Change of Control" as defined in their respective employment agreements. Pursuant to the Hicks Agreement, the Company has agreed to repurchase these rights and it is anticipated that the Company will repurchase these rights from Mr. Armstrong in connection with entering into a new agreement. See "--Employment Agreements."

EMPLOYMENT AGREEMENTS

      The Company has entered into employment agreements with each of Messrs. Sillerman, Hicks and Armstrong, and it is anticipated that the Company will enter into an employment agreement with Mr. Ferrel to be effective upon completion of the MMR Acquisition.

      Mr. Sillerman's employment agreement has a five year period commencing on April 1, 1995 and provides that he serve as Executive Chairman of the Board and requires him to devote substantially all of his business time to the business and affairs of the Company but permits him to continue to fulfill his obligations as a director and officer of other entities, including entities with investments in broadcasting. Mr. Sillerman receives a base annual salary of $300,000 per year increased annually by five percent. In addition, Mr. Sillerman (i) receives an annual cash bonus based upon a formula to be determined by the Board of Directors upon the recommendation of the Compensation Committee and (ii) is granted annually options to acquire at least 50,000 shares of Class A Common Stock (the exact number of options to be determined by the Board of Directors upon recommendation of the Compensation Committee) at an exercise price equal to the fair market price of the underlying stock on the date of grant, such options to be exercisable during a ten year period and to vest on a schedule to be determined by the Board of Directors. In addition, during the term of Mr. Sillerman's employment, the Company has agreed to maintain an Office of the Chairman in New York, New York.

      Mr. Hicks' has entered into a five-year employment agreement with the Company commencing on April 1, 1995. Pursuant to such agreement, Mr. Hicks became Chief Executive Officer of the Company on July 1, 1995. Mr. Hicks receives a base salary of $300,000 per year increased annually by five percent and a cash bonus based on a formula to be determined by the Board of Directors upon the recommendation of the Compensation Committee (which is not to be less than $200,000). In addition, Mr. Hicks is granted annually options to acquire at least 25,000 shares of Class A Common Stock (the exact number of options to be determined by the Board of Directors upon recommendation of the Compensation Committee) at an exercise price equal to the fair market price of the underlying stock on the date of such grant, such options to be exercisable during a ten year period and to vest on a schedule to be determined by the Board of Directors. In addition, Mr. Hicks received aggregate deferred compensation during the term of the employment agreement of $750,000, $250,000 of which was paid to Mr. Hicks upon the signing of the employment agreement and $100,000 of which is to be paid on March 31 of each year thereafter during the term of the employment agreement.

      On April 16, 1996, the Company entered an agreement with R. Steven Hicks (the "Hicks Agreement") pursuant to which they have agreed to terminate Mr. Hicks' employment arrangement with the Company concurrently with the completion of the MMR Acquisition in consideration of a payment from the Company to Mr. Hicks in the amount of $1.8 million. Mr. Hicks has agreed to serve on the Company's Board of Directors until the next annual meeting of stockholders following the MMR Acquisition. Mr. Hicks currently owns 143,874 shares of Class B Common Stock; in connection with the Hicks Agreement, Mr. Hicks has agreed to convert 75,000 of such shares into an equivalent number of shares of Class A Common Stock and to sell to the Company, for an aggregate purchase price of $12,572,460, 68,874 shares of Class B Common Stock, vested and unvested options to purchase 210,000 shares of Class A Common Stock granted pursuant to the Company's Stock Option Plans and Mr. Hicks' right to options to purchase 200,000 shares of Class A Common Stock upon a "change of control" (as defined in his employment agreement). The Company has agreed that during the five-year period commencing on the date of the MMR Acquisition, Mr. Hicks shall have the right to require the Company to purchase all of his shares of Class A Common Stock owned on the date of the agreement at a price equal to the greater of $40.00 or the average closing price of the Class A Common Stock for the five business days preceding the repurchase. In the event that Mr. Hicks elects to sell such shares to the Company, based upon an assumed repurchase price of $40.00 per share, the Company will make a payment to Mr. Hicks of approximately $4.05 million. Mr. Hicks has agreed to serve as a consultant to the Company for a period of five years commencing on the completion of the MMR Acquisition and the Company has agreed to compensate him for such services at the rate of $150,000 per year and to provide Mr. Hicks with an office, secretarial support and an automobile during such period. Mr. Hicks has agreed that he will not compete with the Company during the one-year period following the MMR Acquisition, unless the Company shall terminate the consulting arrangement with Mr. Hicks, except that he may continue his involvement with Hicks Capital Corporation, Capstar, Inc. and Gulfstar Communications, Inc., or any affiliates thereof, nor will he solicit any employees of the Company (other than those based in Austin, Texas) during such one year period. In consideration of the foregoing, the Company has agreed to make a payment to Mr. Hicks in the amount of $500,000. In addition the Company has agreed to forgive the $2.0 million loan made by the Company to Mr. Hicks and all accrued but unpaid interest thereon upon the termination of the Hicks Agreement.

      Mr. Armstrong has entered into a five-year employment agreement with the Company commencing on April 1, 1995. Pursuant to the employment agreement, Mr. Armstrong has agreed to serve as Executive Vice President, Chief Financial Officer and Treasurer of the Company and receives a base salary of $200,000 per year increased annually by five percent. In addition, Mr. Armstrong is granted annually options to acquire at least 25,000 shares of Class A Stock (the exact number of options to be determined by the Board upon recommendation of the Compensation Committee) at an exercise price equal to the fair market price of the underlying stock on the date of grant, such options to be exercisable during a ten year period and to vest on a schedule to be determined by the Board of Directors. In addition, Mr. Armstrong received an aggregate deferred compensation package during the term of the employment agreement of $150,000, the components of which were determined by the Board of Directors, after and pursuant to the affirmative recommendation of the Compensation Committee. Consequently, on September 5, 1995, the Company and Mr. Armstrong entered into an addendum to Mr. Armstrong's employment agreement pursuant to which he received $150,000, 25% of which is deemed earned on each of December 31, 1995, April 1, 1996, April 1, 1997 and April 1, 1998, respectively. The Company anticipates entering into an agreement with Mr. Armstrong to amend certain provisions of his employment agreement.

      Under each of the employment agreements, in the event that any of Messrs. Sillerman, Hicks (until completion of the MMR Acquisition) or Armstrong is (i) terminated "for cause" (as defined in the agreements) each is to receive his base salary through the date of such termination and his respective bonus and deferred compensation, if applicable, for the year in which he was terminated pro rated over the time in which he was employed by the Company during such year or (ii) terminated without cause or "constructively terminated without cause" (as defined in the agreements) each is to receive (1) the base salary accrued but not paid through termination,
(2) the base salary for a period of 36 months or until the end of the contractual term (March 31, 2000), whichever is longer, provided that he shall be entitled, at his option, to receive a lump sum payment of such amount reduced by the present value of such payments using a discount rate of 75% of the prime rate as published by The Wall Street Journal and (3) a bonus over the balance of the term of employment (March 31, 2000), based on the bonus received for the year prior to termination, and deferred compensation, if applicable, provided that he shall be entitled, at his option, to receive a lump sum payment of such amount reduced by the present value of such payments using a discount rate of 75% of the prime rate as published by The Wall Street Journal. In addition, each of Messrs. Sillerman, Hicks (until completion of the MMR Acquisition) and Armstrong is entitled to options to purchase shares of Class A Common Stock in an amount equal to 50,000, 25,000 and 25,000 shares, respectively, multiplied by the number of years remaining on the term of the agreement at an exercise price per share equal to the exercise price of the last stock option granted prior to termination. Currently, Messrs. Sillerman, Hicks and Armstrong have the right to options to purchase 200,000, 100,000 and 100,000 shares of Class A Common Stock, respectively, pursuant to this provision. The Company has repurchased the right to those options from Mr. Hicks and anticipates that in connection with entering into a new agreement with Mr. Armstrong the right to those options will be repurchased from Mr. Armstrong as well.

      In the event that each of Messrs. Sillerman, Hicks (until completion of the MMR Acquisition) and Armstrong is terminated without cause or there is a "constructive termination without cause" following a "change of control" (as defined in the employment agreements), they are to receive the amounts referred to above for termination without cause or "constructive termination without cause" in a lump sum without any discount. In addition, in the event that these payments constitute a "parachute payment," they are to receive an amount equal to 50% of any excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended. They will, however, forfeit any rights as a result of a termination without cause or a constructive termination following a change of control if they accept an offer to remain with the surviving company in an executive position (other than as a non-employee director). In addition, upon termination for any reason, any options held by each such person shall become immediately exercisable and may be exercised during the balance of the ten-year term of each such outstanding option. In addition, each of Mr. Sillerman, Mr. Hicks and Mr. Armstrong shall receive ten year options to purchase 250,000, 100,000 and 100,000 shares of Class A Common Stock, respectively, which shall be exercisable at the lowest per share exercise price of any other options or the exercise price of the most recently granted option, as the case may be, as of the date of the "change of control." Pursuant to the Hicks Agreement, the Company repurchased from Mr. Hicks the right to these options and the Company anticipates that in connection with entering into a new agreement with Mr. Armstrong, it will repurchase Mr. Armstrong's right to these options as well.

      The Company anticipates entering into an employment agreement with Mr. Ferrel which will become effective upon the consummation of the MMR Acquisition.

Stock Option Plans

      The stockholders of the Company have approved and adopted the 1993 Stock Option Plan (the "1993 Plan"), the 1994 Stock Option Plan (the "1994 Plan") and the 1995 Stock Option Plan (the "1995 Plan" and, together with the 1993 Plan and the 1994 Plan, the "Stock Option Plans"). Except as discussed below, the 1994 Plan and the 1995 Plan are substantially identical to the 1993 Plan. The purpose of the Stock Option Plans is to provide additional incentive to the officers and employees of the Company and other individuals who are primarily responsible for the management and growth of the Company. Each option granted pursuant to the Stock Option Plans is designated at the time of grant as either an "incentive stock option" or as a "non-qualified stock option." The Stock Option Plans are administered by a Stock Option Committee (the "Committee") appointed by the Board of Directors of the Company, consisting only of the Independent Directors. The Committee determines who among those eligible will be granted options, the time or times at which options will be granted, the number of shares to be subject to options, the duration of options, any conditions to the exercise of options, and the manner in and price at which options may be exercised. The Stock Option Committee currently consists of Messrs. Kramer and O'Grady, the Class A Directors.

      The Board of Directors is authorized to amend, suspend or terminate the Stock Option Plans, except that it is not authorized without stockholder approval (except with regard to adjustments resulting from changes in capitalization) to (i) increase the maximum number of shares that may be issued pursuant to the exercise of options granted under the Stock Option Plans, (ii) withdraw the administration of the Stock Option Plans from the Committee, (iii) change the eligibility requirements for participation in the Stock Option Plans, (iv) extend the maximum term of options granted under the Stock Option Plans or the period during which options may be granted under the Stock Option Plans, (v) decrease the minimum option exercise price for incentive stock options or (vii) otherwise materially increase the benefits accruing to participants under the Stock Option Plans.

OPTION/SAR GRANTS IN THE LAST FISCAL YEAR

      The following table provides information with respect to stock options granted during the fiscal year ended December 31, 1995 to the Named Executive Officers and all non-executive officers.


                                                                                  Potential Realizable Value at
                                                                                  Assumed Annual Rates Of Stock
                                 Individual Grants                            Price Appreciation For Option Term(2)
----------------------------------------------------------------------------- -------------------------------------
                                           % of Total
                                          Options/SARs
                                           Granted to    Exercise or                 5%($)            10%($)
                           Options/SARs   Employees in   Base Price  Expiration  ($34.61 Stock    ($55.12 Stock
        Name               Granted(#)(1)  Fiscal Year      ($/Sh)       Date         Price)           Price)
-------------------------- -------------  ------------   ----------- ----------  -------------    -------------
           (a)                  (b)            (c)           (d)         (e)            (f)              (g)
Robert F.X. Sillerman         60,000         25.53%        $21.25      5-16-05      801,600          2,032,200
R. Steven Hicks               50,000         21.28%        $21.25      5-16-05      668,000          1,693,500
D. Geoffrey Armstrong         50,000         21.28%        $21.25      5-16-05      668,000          1,693,500
Howard J. Tytel                5,000          2.13%        $21.25      5-16-95       66,800            169,350
Richard L. Liese               2,000           .85%        $21.25      5-16-05       26,700             67,740

----------
(1) The options were granted under the 1995 Stock Option Plan effective on May 16, 1995 and vest in five equal installments on May 16, 1996, 1997, 1998, 1999 and 2000, respectively. The exercise price of the options represented the fair market value of the underlying stock on the date of grant.
(2) As required by rules of the Securities and Exchange Commission (the "Commission"), the dollar amounts under columns (f) and (g) represent the hypothetical gain or "option spread" that would exist for the options based on assumed 5% and 10% annual compounded rated of stock price appreciation over the full option term. These assumed rates would result in a Class A Common Stock price on May 16, 2005 of $34.61 and $55.12, respectively. If these price appreciation assumptions are applied to all of the Company's outstanding shares of Class A Common Stock on the grant date, such Class A Common Stock would appreciate in the aggregate by approximately $86,281,752 and $192,906,882, respectively, over the ten-year period ending on May 16, 2005. These prescribed rates are not intended to forecast possible future appreciation, if any, of the Class A Common Stock.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES

      The following table provides information with respect to the stock options exercised during 1995 and the value as of December 31, 1995 of unexercised "in-the-money" options held by the Named Executive Officers. The value of unexercised in-the-money options at fiscal year end is the difference between the option exercise price and the fair market value of a share of the Class A Common Stock at fiscal year end, December 31, 1995 multiplied by the number of options.


                                                                NUMBER OF
                                                               UNEXERCISED         VALUE OF UNEXERCISED
                        SHARES ACQUIRED     VALUE            OPTIONS/SARS AT       IN-THE-MONEY OPTIONS
              NAME      ON EXERCISE (#)  REALIZED ($)           FY-END (#)           AT FY-END ($)(1)
---------------------   ---------------  ------------        ---------------       --------------------
               (a)            (b)              (c)                 (d)                     (e)
                                                              EXERCISABLE/            EXERCISABLE/
                                                              UNEXERCISABLE           UNEXERCISABLE
Robert F.X. Sillerman .        0                0           43,000 / 177,000       729,875 / 2,477,625
R. Steven Hicks .......        0                0           43,000 / 167,000       729,875 / 2,388,875
D. Geoffrey Armstrong .        0                0           26,500 / 108,500       452,562 / 1,416,437
Howard J. Tytel .......        0                0               0 / 5,000              0 / 43,750
Richard A. Liese ......        0                0               0 / 2,000              0 / 17,500

-----------

(1) Based on $30 1/8, the closing price on December 29, 1995 of an underlying share of Class A Common Stock.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      The Compensation Committee of the Board of Directors consists of the two Independent Directors, currently Messrs. Kramer and O'Grady, and Mr. Sillerman. Mr. Sillerman is the Executive Chairman of the Company. Additional relationships and transactions between the Company and Mr. Sillerman are set forth under "Certain Relationships and Related Transactions." The function of the Compensation Committee is to review and make recommendations with respect to certain of the Company's compensation programs and compensation arrangements with respect to certain officers, including Messrs. Sillerman, Hicks and Armstrong.

ITEM 12.  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table gives information concerning the beneficial ownership of the Company's capital stock as of March 31, 1996, by (i) each person known by the Company to own beneficially more than 5% of any class of the Company's voting stock, (ii) each Named Executive Officer and director of the Company, and (iii) all executive officers and directors of the Company as a group. Unless otherwise specified, the named beneficial owner claims sole investment and voting power as to the shares indicated.


                                           CLASS A VOTING                CLASS B VOTING
                                            COMMON STOCK                  COMMON STOCK
                                    ----------------------------  -----------------------------    PERCENTAGE OF
       NAME AND ADDRESS OF           NUMBER OF      PERCENT OF       NUMBER OF      PERCENT OF      TOTAL VOTING
       BENEFICIAL OWNER(1)             SHARES         CLASS           SHARES          CLASS            POWER
-----------------------------------  ---------      ----------       ---------      ----------     -------------
DIRECTORS AND EXECUTIVE OFFICERS:
Robert F.X. Sillerman .............   103,010(2)      1.69%            856,126(3)     85.6%            53.21%
R. Steven Hicks ...................    79,318(4)      1.22%            143,874(5)     14.4%             9.31%
D. Geoffrey Armstrong .............    45,996(6)        *                   --          --               *
Howard J. Tytel ...................        --           --                  --          --               --
Richard A. Liese ..................        --           --                  --          --               --
James F. O'Grady, Jr. .............        --           --                  --          --               --
Paul Kramer .......................     1,000           *                   --          --               *
All directors and executive
  officers as a group (seven
  persons) ........................   229,324         3.61%          1,000,000         100%            62.46%
5% STOCKHOLDERS:
Nomura Holdings America Inc. ...... 1,071,429(7)     16.79%                 --          --              6.6%
  2 World Financial Center
  Building B
  New York, NY  10281
Putnam Investments, Inc. ..........   900,571(8)     14.12%                 --          --              2.25%
  One Post Office Square
  Boston, MA  02109
Mellon Bank Corporation ...........   365,000(9)      5.72%                 --          --              2.23%
  One Mellon Bank Center
  Pittsburgh, PA  15258

All percentages in this section were calculated on the basis of outstanding securities plus securities deemed outstanding under Rule 13d-3 of the Exchange Act.

----------
 *  less than 1%
(1) Unless otherwise set forth below, the address of each stockholder is the address of the Company, which is 150 East 58th Street, 19th Floor, New York, New York 10155. The information as to beneficial ownership is based on statements furnished to the Company by the beneficial owners. As used in this table, "beneficial ownership" means the sole or shared power to vote, or to direct the disposition of, a security. For purposes of this table, a person is deemed as of December 31, 1995 to have "beneficial ownership" of any security that such person has the right to acquire within 60 days of December 31, 1995. Unless noted otherwise, stockholders possess sole voting and dispositive power with respect to shares listed on this table.

    This table does not include 2,000 shares of non-voting Series B
    Redeemable Preferred Stock which is held by Nomura Holdings America,
    Inc. ("Nomura"). The Series B Redeemable Preferred Stock was issued to the Equitable Life Assurance Society of the United States or its affiliates ("Equitable") in exchange for certain debt of Capstar in connection with the Capstar Merger. Equitable informed the Company that it has transferred the Series B Redeemable Preferred Stock to Nomura.

    In addition, for purposes of this table, "beneficial ownership" does not include the number of shares of Class A Common Stock issuable upon conversion of Class B Common Stock even though such shares are convertible under certain circumstances into shares of Class A Common Stock.

(2) Includes (i) 55,000 shares which may be acquired pursuant to the exercise of options vesting within 60 days of March 31, 1996; and (ii) 48,010 shares owned of record by SCMC, a corporation owned principally by and controlled by Mr. Sillerman. Mr. Sillerman has sole voting right with respect to all of the shares held of record by SCMC pursuant to a voting trust which expires on September 30, 2002. None of the shares beneficially owned by Mr. Sillerman may be voted in the election of Independent Directors.

(3) Represents (i) 660,068 shares owned of record by Mr. Sillerman who acquired them from SCP (in a transaction in which Mr. Sillerman obtained such stock and issued to SCP a nonrecourse purchase money promissory note pursuant to which SCP receives additional interest payments equal to all sale proceeds or distributions with respect to the shares), (ii) 133,333 shares owned of record by Mr. Sillerman received as Founders' Stock and
    (iii) 62,725 shares issued in connection with the conversion of 62,725 shares of Class A Common Stock to an equal number of shares of Class B Common Stock on May 5, 1995.

(4) Includes (i) 53,000 shares which may be acquired pursuant to the exercise of options vesting within 60 days of March 31, 1996; (ii) 14,469 shares owned of record by Capstar, Inc., a private company which managed the business and affairs of Capstar and (iii) 11,849 shares distributed to Mr. Hicks as liquidating distributions from entities which previously were investors in Capstar. All of the outstanding capital stock of Capstar, Inc. is owned by Mr. Hicks and trusts for the benefit of his children.

(5) Represents 133,333 shares issued directly to Mr. Hicks as Founders' Stock and 10,541 shares issued in connection with the conversion of 10,541 shares of Class A Common Stock to an equal number of shares of Class B Common Stock on May 5, 1995.

(6) Includes 36,500 shares which may be acquired pursuant to the exercise of options vesting within 60 days of March 31, 1996.

(7) Based on information contained in Schedule 13D filed with the Securities and Exchange Commission (the "Commission") and dated December 7, 1994. The shares are held of record by Bedrock Asset Trust I, a Delaware trust established by Nomura which is controlled by The Nomura Securities Co., Ltd., a corporation organized under the laws of Japan. The shares were purchased as part of a portfolio of securities from Equitable on December 7, 1994. See "Certain Relationships and Related Transactions--Transfer of Class C Common Stock by Equitable."

(8) Based on information contained in Amendment No. 3 to Schedule 13G filed with the Commission on January 23, 1996. Putnam Investments, Inc., a holding company, through its wholly-owned subsidiaries, Putnam Investment Management, Inc. and The Putnam Advisory Company, Inc., investment advisors under the Investment Advisers Act of 1940 (the "Advisers Act"), holds, as of December 31, 1995, shared dispositive power with respect to 900,571 shares of which it holds shared voting power with respect to 163,746 shares. Of the 900,571 shares, Putnam New Opportunities Fund, an investment company under the Investment Company Act of 1940 (the "1940 Act"), holds shared voting and dispositive power with respect to 405,000 shares. Putnam Investments is a wholly-owned subsidiary of Marsh & McLennan Companies, Inc.

(9) Based on information contained in Schedule 13G filed with the Commission and dated January 22, 1996. Mellon Bank Corporation owns 365,000 shares as of December 31, 1995, for the benefit of certain employee benefit plans of its direct and indirect subsidiaries, Boston Safe Deposit and Trust Company, Mellon Bank, N.A., the Boston Company Asset Management, Inc. and The Dreyfus Corporation. Mellon Bank Corporation shares voting and dispositive powers with respect to varying amounts of shares with Boston Group Holdings, Inc. and the Boston Company, Inc.


    Pursuant to the terms of the MMR Acquisition, the Company will be required to issued additional shares of Class A Common Stock and Class B Common Stock. The number of such securities to be issued will be determined in accordance with the formula set forth in the plan and agreement of merger governing the MMR Acquisition. In addition, pursuant to the Hicks Agreement, Mr. Hicks will convert 75,000 shares of Class B Common Stock to Class A Common Stock and the Company will repurchase the remaining 68,874 shares of Class B Common Stock from Mr. Hicks. It is anticipated that upon the consummation of the MMR Acquisition, Mr. Sillerman will have in excess of 50% of the total voting power of the Company.





ITEM 13.  CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

TRANSACTIONS RELATED TO ORGANIZATION AND FORMATION OF THE COMPANY

    The Company was formed in February 1992 to acquire and operate the existing radio station businesses of Capstar Communications, Inc. ("Capstar") and Command Communications, Inc. ("Command"). Robert F.X. Sillerman, through his affiliates SCMC and SCP, had been an investor in and advisor to Capstar and Command since their formation in 1988 and 1989, respectively, but did not have control of or authority over the operation of their businesses. SCMC is a privately-owned investment company controlled and managed by affiliates of Mr. Sillerman that makes investments in and provides financial and consulting advice to media companies. SCP is a private institutional investment partnership of which Mr. Sillerman controls 100% of the general partnership interest and in excess of 50% of the limited partnership interest and which invests funds contributed to its capital by its general and limited partners in debt and equity securities of media companies. R. Steven Hicks was the Chief Executive Officer and a significant investor in Capstar since its formation.

    In connection with the formation of the Company, Mr. Sillerman, SCMC, SCP and R. Steven Hicks were issued 133,333 shares of Class B Common Stock, 105,404 shares of Class A Common Stock, 660,068 shares of Class B Common Stock and 133,333 shares of Class B Common Stock, respectively, in consideration for their efforts in organizing the Company and structuring various elements of the acquisition of all of the outstanding voting stock of Command in July 1993 (the "Command Acquisition") and the merger of a subsidiary of the Company with and into Capstar in October 1993 (the "Capstar Merger"). During 1994, the Company incurred a non-recurring non-cash charge of approximately $13.5 million with respect to the valuation of such shares to the value as of the date of the Company's initial public offering in July 1993 (the "Initial Public Offering"). In January 1994, Mr. Sillerman acquired for his own account 660,068 shares of Class B Common Stock of the Company held by SCP at a price of $15.00 per share, for an aggregate consideration of approximately $9.9 million. In full payment for this purchase, Mr. Sillerman issued to SCP a nonrecourse purchase money promissory note pursuant to which SCP is entitled to receive additional interest payments equal to all sale proceeds or distributions with respect to the shares.

    In connection with the Capstar Merger, the following shares of the Company's Class A Common Stock were issued in consideration for equity interests of Capstar: (i) 14,469 shares to R. Steven Hicks, (ii) 53,333 shares to Hicks Broadcasting Corporation ("HBC"), (iii) 1,447 shares to Hicks Broadcasting Partners of Tennessee, L.P. ("HBP") and (iv) 1,736 shares to Thomas Hicks, the brother of R. Steven Hicks. HBP and HBC are investment entities which are affiliates of R. Steven Hicks and Thomas Hicks. Concurrently with the consummation of the Capstar Merger, the Company paid an aggregate of approximately $4.1 million in cash to the holders of Capstar's Series A Preferred Stock (SCMC, SCP, Equitable and Sentinel Investors, L.P., an unaffiliated third party), and $36.8 million to repay all of Capstar's outstanding indebtedness to Heller Financial, Inc. and Equitable.

    On July 2, 1993, the Company acquired all of the outstanding voting stock of Command from the former principal of Command and the principal's employment agreement was terminated as of July 2, 1993, for aggregate consideration of $2.75 million, consisting of (i) $1.75 million in cash and (ii) 1,000 shares of the Company's Series A Redeemable Preferred Stock. The Series A Redeemable Preferred Stock was redeemed in October 1994 at a redemption price of $1,000,000.

    In connection with the Command Acquisition, the Company and Equitable entered into an agreement dated as of August 16, 1993 (the "Equitable Debt Exchange Agreement") pursuant to which (x) senior subordinated notes due to Equitable from Command were exchanged concurrently with the closing of the Initial Public Offering for (i) an $18.0 million cash payment from the Company, (ii) 4,000 shares of the Company's Series B Redeemable Preferred Stock, and (iii) 1,071,429 shares of non-voting Class C Common Stock and (y) certain junior subordinated notes due to Equitable from Command were canceled. In connection with the execution of the Equitable Debt Exchange Agreement, Command, Equitable and SCMC entered into an agreement pursuant to which, among other things, (i) SCMC canceled a note from Command and (ii) SCMC and Equitable agreed under certain circumstances to share in the future appreciation of the Class C Common Stock above certain levels. In addition, in connection with the Command Acquisition, Mr. Sillerman agreed to surrender for cancellation, for no consideration, the preferred stock in Command held by him as nominee for the former shareholders of an affiliate. In January 1994, the Company repurchased the 1,000 shares of Series B Preferred Stock due October 1998 for $750,000.

    On December 7, 1994, Equitable sold to Nomura a package of securities, including 1,071,429 of the 1,088,213 shares of Class C Common Stock held by Equitable. The stock exchange agreement between Equitable and the Company provides that the Company has a right of first refusal in respect of any transfer or sale of the shares held by Equitable or its successors. In accordance with the Company's Certificate of Incorporation, the Class C Common Stock was converted into an equal number of shares of Class A Common Stock effective with the sale from Equitable to Nomura. In connection with the sale and subsequent conversion, the Company paid SCMC a fee of $1.0 million in consideration of: (i) SCMC's negotiation of the transfer on behalf of the Company; (ii) SCMC's surrender of certain contractual rights and economic interests with respect to the transferred stock, which would otherwise block the stock transfer; (iii) the restatement, including significant favorable adjustments, of the registration rights agreement pursuant to which the transferred stock was originally issued; (iv) the receipt by the Company of the rights of first refusal with respect to subsequent transfers of the stock; and (v) the anticipated favorable effect of the transfer on the market for the Company's Class A Common Stock. The Company received a fairness opinion with respect to the fee from an independent investment banking firm.

RELATIONSHIP OF THE COMPANY WITH SCMC

    As discussed above, SCMC provides financial and consulting services to media companies. Prior to the completion of the Capstar Merger and the Command Acquisition, SCMC was a party to separate financial advisory and investment banking agreements with Capstar and Command. In return for its services to Capstar, SCMC was entitled to receive an annual consulting fee as well as investment banking fees, acquisition and merger fees and other fees for financing services it provided. SCMC received fees from Capstar of $100,000 in 1992 and $75,000 in 1993. Under its agreement with Command, SCMC received a retainer of $250,000 which could be applied by Command against fees earned by SCMC. As of June 30, 1993, the total amount due to SCMC by Command was $257,000, excluding the $250,000 retainer. At the closing of the Initial Public Offering, the $257,000 due to SCMC by Command was forgiven. The agreements between SCMC and each of Capstar and Command were terminated in connection with the completion of the Initial Public Offering.

    Since the Initial Public Offering, the Company and SCMC have not entered into a financial and/or investment banking agreement nor is it their intention to do so in the future. SCMC has, however, been engaged by the Company from time to time for advisory services with respect to specific transactions. Each such engagement has been subject to the affirmative recommendation of the Audit Committee. Any future engagements will similarly be subject to the affirmative recommendation of the Audit Committee and to compliance with applicable covenants in the Old Indenture, the Old Credit Agreement, the Indenture or the New Credit Agreement. SCMC has been engaged by and received fees from the Company for advisory services, including the assumption of certain obligations such as the provision of legal services, with respect to the following transactions: (i) $25,000 in respect of the sale of the Texas State Network's Spanish Information Service Network in October 1993; (ii) $550,000 in respect of the acquisition of WRVW-FM, Nashville, Tennessee, in December 1994, as described below; (iii) $175,000 in respect of the acquisition of KYXY-FM in San Diego, California in April 1995, as described below; and (iv) $100,000 in respect of the negotiation of the Old Credit Agreement. In addition, the Company has agreed to pay to SCMC advisory fees in respect of certain pending transactions.

    From time to time, Mr. Sillerman or companies controlled by him, including SCMC, have advanced funds on the Company's behalf. During 1994 and 1995, the Company reimbursed SCMC $178,000 and $330,000, respectively in respect of these expenses.

    On January 23, 1995, the Company advanced SCMC $2.0 million in exchange for an unsecured note receivable due on January 23, 2000 and bearing interest at 1% over the prime rate which is payable annually. In connection with the issuance of the note, the Company obtained a fairness opinion from the investment banking firm of Furman Selz LLC. Based in part on that opinion, the Board concluded that the loan was fair in its terms to the Company. In November 1995, SCMC's unsecured note was amended to provide that in the event of a "Change of Control" (as defined in the employment agreements between the Company and its executive officers) the loan and all accrued but unpaid interest will be forgiven. The loan was forgiven by the Company in connection with the Termination and Assignment Agreement entered into between the Company and SCMC as of April 15, 1996, ancillary to the MMR Acquisition (the "Termination and Assignment Agreement").

    Pursuant to the Termination and Assignment Agreement, which was reviewed and recommended to the Company by the Special Committee and subsequently approved by the Board of Directors, SCMC has assigned its rights to receive fees payable by each of MMR and Triathlon Broadcasting Company ("Triathlon") to SCMC in respect of consulting and marketing services performed on behalf of such companies by SCMC, except for fees related to certain transactions pending at the date of such agreement, and the Company and SCMC terminated the arrangement pursuant to which SCMC performed financial consulting services for the Company. Pursuant to the Termination and Assignment Agreement, SCMC has agreed to continue to provide consulting and marketing services to each of MMR and Triathlon during the term of the respective agreements between such parties and SCMC, and not to perform any consulting or investment banking services for any person or entity, other than MMR or Triathlon, in the radio broadcasting industry or in any business which uses technology for the audio transmission of information or entertainment. In consideration of the foregoing agreements, the Company has issued to SCMC a warrant to purchase up to 600,000 shares of Class A Common Stock at an exercise price, subject to adjustment, of $33-3/4, during the six-year period from the date of issuance and the Company forgave the $2.0 million loan made by the Company to SCMC on January 23, 1995. Pursuant to such agreement, Mr. Sillerman has agreed with the Company that he will supervise and control, subject to the direction of the Company's Board of Directors, the performance by the Company of the financial consulting and other services previously performed by SCMC. In addition, the Company anticipates that it will hire certain persons previously employed by SCMC who provided financial consulting services to the Company.

    In December 1994, the Company completed the purchase of the assets of WRVW-FM, Nashville, Tennessee, from Legacy Broadcasting, Inc., an affiliate of Messrs. Sillerman and Tytel. The purchase price was $4.6 million, including transaction costs of $850,000, of which $550,000 was paid to SCMC. None of Messrs. Sillerman, Tytel or their affiliates received any consideration in respect of the purchase price as the proceeds were used to repay outstanding indebtedness. In April 1995, the Company acquired all of the outstanding shares of Parker Broadcasting Company, the owner and licensee of radio station KYXY-FM in San Diego, California. The purchase price was $14,500,000, including transaction costs of $500,000, of which $175,000 was paid to SCMC.

    The Company and SCMC entered into an arrangement to jointly lease office space located at 150 East 58th Street, New York, New York from an unrelated third party in May 1994. The liability of the Company and SCMC under the lease arrangement is joint and several except that the liability of SCMC shall not exceed 14% of the obligation to the landlord. The Company paid $180,000 and $335,000 related to the lease for the 12 months ended December 31, 1994 and 1995, respectively. Prior to the execution of the current lease, the Company sublet space from SCMC at the same address. In 1993 the Company paid $82,500 to SCMC pursuant to this sublease for the six months ended December 31, 1993.

    Mr. Sillerman personally guaranteed the payment of any borrowings under the Company's $7,500,000 revolving credit facility with Chemical Bank. In 1993, Mr. Sillerman was paid $75,000 in respect of such guarantee. The guarantee of Mr. Sillerman was released in January 1994. In 1993, Command paid Mr. Sillerman a fee of $75,000 in consideration of a guarantee of certain indebtedness of Command. The guarantee was released in 1993 in connection with the repayment and termination of such indebtedness of Command.

    Mr. Tytel, a Director and the Executive Vice President and Secretary of the Company, is of counsel to the law firm of Baker & McKenzie and was previously of counsel to the law firm of Winston & Strawn. Winston & Strawn served as counsel to SCMC, SCP, Capstar and Command in connection with the Initial Public Offering and related transactions. In connection with the Initial Public Offering, SCMC paid and guaranteed certain of the Company's obligations for certain professional fees and disbursements. Baker & McKenzie is counsel in certain matters to the Company, SCMC, SCP, Multi-Market Radio, Inc. and certain other affiliates of Mr. Sillerman. Baker & McKenzie compensates Mr. Tytel based on the fees it receives from providing legal services to the Company, its affiliates and other clients originated by Mr. Tytel. The Company paid Baker & McKenzie $842,000 for legal services during 1995. Mr. Tytel's primary employment is as an officer of SCMC.

April

RELATIONSHIP OF THE COMPANY WITH MR. HICKS AND HIS AFFILIATES

    On October 7, 1993, Mr. Hicks obtained from the Company a loan in the principal amount of $2.0 million, bearing interest at the rate of 6% per annum, payable on the earlier to occur of the termination of his employment agreement or October 1998. The loan is evidenced by a note which is secured by 133,333 shares of the Class B Common Stock. In connection with the loan, the Company has no recourse to Mr. Hicks or his assets, other than his shares of the Class B Common Stock. In 1994, the Company accrued interest income of $148,000 in respect of the loan. In connection with the Hicks Termination Agreement (as defined below), the Company has agreed to forgive such loan on termination of Mr. Hicks' consulting arrangement with the Company (as described below) or on such earlier date as the Hicks Termination Agreement may be terminated.

    Mr. Hicks and trusts for the benefit of his children are the sole shareholders of Capstar, Inc. Capstar, Inc. managed the business and affairs of Capstar pursuant to a management agreement with Capstar dated November 20, 1989. The agreement terminated upon the Capstar Merger. In consideration for its services to Capstar, Capstar, Inc. was entitled thereunder to receive an annual fee of $150,000 per year and an additional amount of $30,000 if certain cash flow targets were met, both of which were adjustable based on increases in the consumer price index. In addition, Capstar, Inc. was also entitled to reimbursement of expenses incurred in the performance of management services, including rent and other office expenses. Total payments to Capstar, Inc. thereunder were $472,000 and $893,000 for 1992 and 1993, including $700,000 related to the acquisition of WMYI-FM and the merger of Capstar with the Company.

    During 1994, the Company sublet office space in Austin, Texas on a month to month basis for certain management and accounting operations from Capstar, Inc. The Company recorded rent expense of $94,335 and $67,000 for the 12 months ended December 31, 1994 and 1995, respectively. In the event of a "Change of Control" as such term is defined in the employment agreements between the Company and its executive officers, all sums remaining over the unexpired term of the current sublease will become immediately due and payable.

    In April 1993, the Company purchased substantially all of the assets and assumed certain liabilities of WMYI-FM, Greenville-Spartanburg, South Carolina, from an unrelated third party. The purchase price of approximately $9.4 million, plus transaction costs of approximately $500,000 and a loan proposal and commitment fee of $600,000, were funded with a loan from HMC Cap Bridge, Inc. ("HMC"), a company affiliated with Hicks, Muse & Co., Incorporated, an investment firm in which Thomas Hicks, a brother of R. Steven Hicks, is a principal. In addition, the Company concurrently borrowed $1.5 million from HMC to purchase a note payable to HBP in respect of the acquisition of WSIX-FM. Thomas Hicks is a principal of HBP. In connection with the repayment of the HMC loan, the Company paid a $686,000 prepayment penalty and wrote off unamortized deferred financing costs of $495,000.

    On April 16, 1996, the Company and R. Steven Hicks entered into the Hicks Agreement pursuant to which they have agreed to terminate Mr. Hicks' employment arrangement with the Company concurrently with the completion of

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


the MMR Acquisition in consideration of a payment from the Company to Mr. Hicks in the amount of $1.8 million. Mr. Hicks has agreed to serve on the Company's Board of Directors until the next annual meeting of shareholders following the MMR Acquisition. Mr. Hicks currently owns 143,874 shares of Class B Common Stock; in connection with the Hicks Agreement, Mr. Hicks has agreed to convert 75,000 of such shares into an equivalent number of shares of Class A Common Stock and to sell 68,874 shares of Class B Common Stock plus 210,000 and his right to 200,000 to purchase shares of Class A Common Stock to the Company for an aggregate purchase price of $12,572,460. The Company intends to pay such amount to Mr. Hicks from the proceeds of the Offerings. The Company has agreed that during the period commencing one year from the date of the MMR Acquisition, Mr. Hicks shall have the right to require the Company to purchase all of his shares of Class A Common Stock owned on the date of the agreement at a price equal to the greater of $40.00 or the average closing price of the Class A Common Stock for the five business days preceding the repurchase. Mr. Hicks has agreed to serve as a consultant to the Company for a period of five years commencing on the completion of the MMR Acquisition and the Company has agreed to compensate him for such services at the rate of $150,000 per year and to provide Mr. Hicks with an office, secretarial support and an automobile. Mr. Hicks has agreed that he will not compete with the Company during the one-year period following the MMR Acquisition, unless the Company shall terminate the consulting arrangement with Mr. Hicks, except that he may continue his involvement with Hicks Capital Corporation, Capstar, Inc. and Gulfstar Communications, Inc., or any affiliates thereof, nor will he solicit any employees of the Company (other than those based in Austin, Texas) during such one year period. In consideration of the foregoing, the Company has agreed to make a payment to Mr. Hicks in the amount of $500,000. In addition, as discussed above, the Company has agreed to forgive the $2.0 million loan made by the Company to Mr. Hicks upon termination of the Hicks Agreement.

TRANSACTIONS WITH MMR

    On November 13, 1995, the Company and MMR entered into an exchange agreement (the "Letter Agreement") pursuant to which MMR agreed to acquire eight FM and four AM radio stations owned by Liberty following the Company's acquisition of Liberty, in exchange for ten radio stations (the "Swap Stations") to be acquired by MMR pursuant to the following purchase agreements. Pursuant to the terms of the MMR Acquisition, the Company and MMR canceled the Letter Agreement and MMR agreed to use its commercially reasonable efforts to transfer its rights under the purchase agreements for the Swap Stations to SFX. On January 26, 1996, MMR entered into an agreement to acquire substantially all of the assets of WSTZ-FM and WZRX-AM, both operating in Jackson, Mississippi, for a purchase price of $3.5 million. On January 22, 1996, MMR entered into an agreement to acquire substantially all of the assets of WROQ-FM, operating in Greenville, South Carolina, for a purchase price of $14.0 million. On January 18, 1996, MMR entered into an agreement to acquire substantially all of the assets of WTRG-FM, WRDU-FM and WTCK-AM, each operating in the Greensboro, North Carolina market, and WMFR-AM and WMAG-FM, both operating in the Greensboro, North Carolina market, for a purchase price which subject to adjustment based on the broadcast cash flow of WTRG-FM and WRDU-FM. The Company and MMR have agreed that the Company will finance the purchase of the Swap Stations and that MMR will immediately thereafter transfer the purchased assets to the Company.

    In addition, the Company and MMR have agreed that following the Liberty Acquisition, the Company and MMR will enter into an LMA pursuant to which MMR will provide programming to and sell advertising on behalf of the following stations to be acquired from Liberty: WHCH-FM, WMRQ-FM and WPOP-AM, each operating in the Hartford, Connecticut market, WSNE-FM, WHJY-FM and WHJJ-AM, each operating in the Providence, Rhode Island market, WGNA-FM, WGNA-AM, WPYX-FM, WTRY-AM and WYSR-FM, each operating in the Albany, New York market, and WMXB-FM, operating in the Richmond, Virginia market (collectively, the "MMR Liberty Stations"). In connection with such LMA, MMR has agreed to pay to SFX a monthly fee in an amount equal to the broadcast cash flow of the Liberty Stations. The LMA will terminate upon the completion of the MMR Acquisition or, in certain circumstances, the date of termination of the MMR Acquisition Agreement. In the event that the MMR Acquisition Agreement is terminated, except in certain circumstances, MMR will have the right, subject to FCC approval, to acquire the Liberty Stations for $100.0 million, or, in certain circumstances, to acquire the Liberty Stations pursuant to an exchange of stations intended to qualify as a like-kind exchange under Section 1031 of the Internal Revenue Code of 1986, as amended. In addition, in the event that the Company fails to complete the Liberty Acquisition and the MMR Acquisition Agreement is terminated, except in certain circumstances, the Company will pay liquidated damages to MMR in the amount of $3.5 million.

    The Company has entered into an agreement and plan of merger pursuant to which it has agreed to acquire all of the capital stock of MMR. MMR was organized in 1992 by Michael G. Ferrel, who has agreed to become the Chief Executive Officer of the Company upon completion of the MMR Acquisition, Howard J. Tytel and Robert F.X. Sillerman. Mr. Sillerman owns a substantial non-voting equity interest in MMR, which will be exchanged for capital

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stock of the Company upon completion of the MMR Acquisition. Mr. Sillerman has also provided advisory services to MMR in connection with the MMR Acquisition through SCMC. The MMR Acquisition was reviewed and recommended to the Company by the Special Committee and was approved by the Board of Directors. In addition, the Company has received the opinion of Furman Selz LLC that the MMR Acquisition is fair to the Company from a financial point of view.

OTHER TRANSACTIONS

    In December 1994, the Board of Directors approved the conversion by Messrs. Sillerman and Hicks of 62,725 and 10,451 shares of Class A Common Stock, respectively, into 62,725 and 10,541 shares of Class B Common Stock, respectively, which was consummated on May 5, 1995.

ITEM 14.  EXHIBITS, FINANCIAL STATEMENT SCHEDULES, AND REPORTS ON FORM

(a)(1) The following consolidated financial statements of SFX Broadcasting, Inc. and subsidiaries are filed as a part of this report or are incorporated herein by reference:

       Consolidated Financial Statements

       Consolidated Balance Sheets as of December 31, 1995 and 1994

       Consolidated Statements of Operations for each of the three years in the period ended December 31, 1995.

       Consolidated Statements of Shareholders' Equity (Deficiency) for each of the three years in the period ended December 31, 1995

       Consolidated Statements of Cash Flows for each of the three years in the period ended December 31, 1995

       Notes to Consolidated Financial Statements

       Report of Independent Auditors

   (2) The following Financial Statement Schedule is included herein:

       Schedule II - Valuation and Qualifying Accounts

       All other schedules for which provision is made in the applicable accounting regulations of the Securities and Exchange Commission are not required under the related instructions or are inapplicable and therefore have been omitted.

   (3) Listings of Exhibits (included herein)

(b)    Reports on form 8-K

(c) Exhibits. The response to this portion of Item 14 is submitted as a separate section of this report.

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


              SFX Broadcasting, Inc. and Subsidiaries

          Schedule II - Valuation and Qualifying Accounts
                             (in thousands)


                                  Additions
                      Balance at   Charged                           Balance at
                      Beginning  to Costs and                          End of
Description            of Year    Expenses    Deductions Acquisitions   Year
-----------            -------    --------    ---------- ------------   ----
Allowance for
  doubtful accounts:
1993 ................    $169       $206         $221       $477        $631
1994 ................     631        405          375         --         661
1995 ................     661        658          519        122         922



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




                           EXHIBIT INDEX

Exhibit
Number                   Description of Exhibit
-------
3.1 Restated Certificate of Incorporation of the Company (Incorporated by reference to Exhibit 3.1 to Amendment No. 3 to Registration Statement Form S-1 (Reg. No. 33-65442) filed with the Commission on September 29,
       1993).

3.2 Certificate of Amendment to the Restated Certificate of Incorporation of the Company filed with the Delaware Secretary of State's office on July 29, 1994 (Incorporated by reference to Exhibit 3.2 to Form 10-K for the period ending December 31, 1994).

3.3 By-laws of the Company (Incorporated by reference to Exhibit 3.2 to Registration Statement Form S-1 (Reg. No 33-65442) filed with the Commission on July 2, 1993).

4.1 Form of Certificate for shares of Class A Common Stock (Incorporated by reference to Exhibit 4.1 to Amendment No.3 to Registration Statement Form S-1 (Reg. No. 33-65442) filed with the Commission on September 29,
       1993).

4.2 Voting Trust Agreement Between Mr. Sillerman, Mr. Tytel and William J. Magee, Jr. (Incorporated by reference to Exhibit 9 to Amendment No.1 to Registration Statement Form S-1 (Reg. No. 33-65442) filed with the Commission on September 7,1993).

10.1 Asset Purchase Agreement between WLIN, Inc. and Capstar (Incorporated by reference to Exhibit 10.1 to Form 10-K for the period ending December 31, 1993, filed with the Commission on March 31, 1994).

10.2 Programming Agreement between Legacy Broadcasting Partners of Nashville, L.P. and Capstar Communications of Tennessee, Inc. (Incorporated by reference to Exhibit 10.2 to Form 10-K for the period ending December 31, 1993, filed with the Commission on March 31, 1994).

10.3 Asset Acquisition Agreement between Metropolitan Broadcasting Corporation of Texas and Alpha Broadcasting (Incorporated by reference to Exhibit 10.3 to Form 10-K for the period ending December 31, 1993, filed with the Commission on March 31, 1994).

10.4 Form of Employment Agreement between the Company and Mr. Sillerman (Incorporated by reference to Exhibit 10.2 to Registration Statement Form S-1 (Reg. No. 33-65442) filed with the Commission on July 2,
       1993).

10.5 Form of Employment Agreement between the Company and Mr. Hicks (Incorporated by reference to Exhibit 10.2 to Registration Statement Form S-1 (Reg. No. 33-65442) filed with the Commission on July 2,
       1993).

10.6 Form of Sublease between the Company and SCMC (Incorporated by reference to Exhibit 10.3 to Registration Statement Form S-1 (Reg. No. 33-65442) filed with Commission on July 2, 1993).

10.7 Assignment with Consent of Lease between the Company and SCMC (Incorporated by reference to Exhibit 10.2 to Form 10-Q for the quarter ended March 31, 1994).

10.8 Form of Shared Facilities Agreement between the Company and SCMC (Incorporated by reference to Exhibit 10.4 to Registration Statement Form S-1 (Reg. 33-65442) filed with the Commission on July 2, 1993).

10.9   1993 Stock Option Plan of the Company (Incorporated by reference to
       Exhibit 10.5 to Registration Statement Form S-1 (Reg. 33-65442) filed with the Commission on July 2, 1993).

10.10 1994 Stock Option Plan of the Company (Incorporated by reference to Exhibit B to the Company's Proxy Statement for the 1994 Annual Meeting of Stockholders).

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


11.11 1995 Stock Option Plan of the Company (Incorporated by reference of Annex A to the Company's Proxy Statement for the 1995 Annual Meeting of Stockholders).

10.12  Payment Agreement among Carl Brazell, SCMC, Equitable, Command,
       Mr. Sillerman and Trustee (Incorporated by reference to Exhibit 10.6 to Amendment No. 1 to Registration Statement Form S-1 (Reg No. 33-65442) filed with the Commission on September 7, 1993).

10.13 ML-Lee Agreement among the company, SCMC, Mr. Sillerman and ML-Lee (Incorporated by reference to Exhibit 10.7 to Amendment No. 2 to Registration Statement Form S-1 (Reg. No. 33-65442) filed with the Commission on September 22, 1993).

10.14 Equitable Debt Exchange Agreement among the Company, Equitable and SCMC (Incorporated by reference to Exhibit 10.8 to Amendment No. 1 to Registration Statement Form S-1 (Reg. No. 33- 65442) filed with the Commission on September 7, 1993).

10.15 Equitable Stock Agreement among Command, Equitable and SCMC (Incorporated by reference to Exhibit 10.9 to Amendment No. 1 to Registration Statement Form S-1 (Reg. No. 33-65442) filed with the Commission on September 7, 1993).

10.16 Letter Agreement among the Company, Mr. Sillerman, SCMC and SCP (Incorporated by reference to Exhibit 10.10 to Amendment No. 1 to Registration Statement Form S-1 (Reg. No. 33-65442) filed with the Commission on September 7, 1993).

10.17 Registration Rights Agreement between the Company and Equitable (Incorporated by reference to Exhibit 10.11 to Amendment No. 1 to Registration Statement Form S-1 (Reg. No. 33-65442) filed with the Commission on September 7, 1993).

10.18 Registration Rights Agreement between the Company and ML-Lee (Incorporated by reference to Exhibit 10.12 to Amendment No. 3 to Registration Statement Form S-1 (Reg. No. 33-65442) filed with the Commission on September 29, 1993).

10.19 Form of Employment Agreement Between the Company and Mr. Armstrong (Incorporated by reference to Exhibit 10.13 to Amendment No. 1 to Registration Statement Form S-1 (Reg. No. 33-65442) filed with the Commission on September 7, 1993).

10.20 Purchase and Sale Agreement between SFX Broadcasting of San Diego, Inc. and Parker Broadcasting Company (Incorporated by reference to Exhibit
       10.1 to Form 10-Q for the quarter ended June 30, 1994).

10.21 Real Estate Purchase Agreement between SFX Broadcasting of San Diego, Inc. and John Parker as Trustee of the John Parker Family Trust U/D/T/(Incorporated by reference to Exhibit 10.2 to Form 10-Q for the quarter ended June 30, 1994).

10.22 Asset Purchase Agreement between SFX Broadcasting of Tennessee, Inc. and Legacy Broadcasting Partners of Nashville, L.P. (Incorporated by reference to Exhibit 10.3 to Form 10-Q for the quarter ended March 31,
       1994).

10.23 Programming Agreement between Cardinal Communications Partners, L.P. and SFX Broadcasting of Texas (KRLD), Inc. (Incorporated by reference to Exhibit 10.22 to Form 10-K for the year ended December 31, 1994).

10.24 Programming Agreement between SFX Broadcasting of San Diego, Inc. and Parker Broadcasting Company (Incorporated by reference to Exhibit 10.23 to Form 10-K for the year ended December 31, 1994).

10.25 Amended and Restated Credit Agreement between the Company and The Bank of New York as Agents thereunder (Incorporated by reference to Exhibit
       10.24 to Form 10-K for the year ended December 31, 1994).

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


10.26  Amended and Restated Employment Agreement between the Company and
       Mr. Sillerman (Incorporated by reference to Exhibit 10.26 to Amendment No. 2 to Registration Statement Form S-1 (Reg. No. 33-92086) filed with the Commission on June 26, 1995).

10.27  Amended and Restated Employment Agreement between the Company and
       Mr. Hicks (Incorporated by reference to Exhibit 10.27 to amendment No. 2 to Registration Statement Form S-1 (Reg. No. 33- 92086) filed with the Commission on June 26, 1995).

10.28  Amended and Restated Employment Agreement between the Company and
       Mr. Armstrong (Incorporated by reference to Exhibit 10.28 to Amendment No.2 to Registration Statement Form S-1 (Reg. No. 33-92086) filed with the Commission on June 26, 1995).

10.29 Asset Purchase Agreement between Trumper Communications of North Carolina Limited Partnership and SFX Broadcasting of North Carolina, Inc. dated as of April 1, 1995 (Incorporated by reference to Exhibit
       10.29 to Amendment No. 2 to Registration Statement Form S-1 (Reg. No. 33- 92086) filed with the Commission on June 26, 1995).

10.30 Asset Purchase Agreement between Cardinal Communications Partners, L.P., SFX Broadcasting of Texas (KTCK), Inc. and the Company, dated as of April 24, 1995 (Incorporated by reference to Exhibit 10.30 to Amendment No. 2 to Registration Statement Form S-1 (Reg. No. 33-92086) filed with the Commission on June 26, 1995).

10.31 Senior Promissory Note of Sillerman Communications Management Corporation to the Company in the amount of $2,000,000, dated as of January 23, 1995 (Incorporated by reference to Exhibit 10.31 to Amendment No. 2 to Registration Statement Form S-1 (Reg. No. 33-92086) filed with the Commission on June 26, 1995).

10.32 First Amendment to Amended and Restated Credit Agreement between the Company and The Bank of New York as Agents thereunder, dated as of April 21, 1995 (Incorporated by reference to Exhibit 10.32 to Amendment No. 2 to Registration Statement Form S-1 (Reg. No. 33-92086) filed with the Commission on June 26, 1995).

10.33 Stock Exchange Agreement between Equitable Deal Flow Fund, L.P., the Equitable Life Assurance Society of the United States, Equitable Variable Life Insurance Company and the Company, dated as of December 2, 1994 (Incorporated by reference to Exhibit 10.33 to Amendment No. 2 to Registration Statement Form S-1 (Reg. No. 33-92086) filed with the Commission on June 26, 1995).

10.34 Stock Purchase Agreement by and among the Company, Liberty Broadcasting, Incorporated, Josephthall, Littlejohn and Levy Fund, L.P., Michael Craven and James Thompson dated as of November 15, 1995.

10.35 Letter Agreement between SFX Broadcasting, Inc. and Multi-Market Radio, Inc. regarding exchange of assets dated November 17, 1995.

10.36 Joint Sales Agreement between SFX Broadcasting of Jackson, Inc. and Multi-Market Radio Acquisition Corporation.

10.37 Joint Sales Agreement between SFX Broadcasting of South Carolina (WMYI), Inc. and Multi-Market Radio Acquisition Corporation.

10.38 Joint Sales Agreement by and between Multi-Market Radio Acquisition Corporation and the Company

10.39 Programming Agreement by and between the Company and Trumper Communications of North Carolina Limited Partnership

10.40 Asset Purchase Agreement by and between Prism Radio Partners, L.P. and the Company.

10.41  Joint Sales Agreement between the Company and HMW Communications, Inc.

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10.42  Asset Purchase Agreement by and between the Company and HMW
       Communications, Inc.

11.1   Statement Regarding Calculation of Per Share Earnings.

21     List of subsidiaries of the Company.

99.1 Asset Purchase Agreement between Texas Coast Broadcasters, Inc. and Multi-Market Radio, Inc.

99.2 Asset Purchase Agreement between Lewis Broadcasting Corporation and Multi-Market Radio Acquisition Corporation.

99.3   Asset Purchase Agreement between ABS Greenville Partners, L.P. and

       Multi-Market Radio Acquisition Corporation.

99.4 Asset Purchase Agreement between HMW Communications, Inc. and Multi-Market Radio Acquisition Corporation.

99.5 Local Market Agreement between Lewis Broadcasting Corporation and Multi-Market Radio Acquisition Corporation.

99.6 Joint Sales Agreement between HMW Communications, Inc. and Multi-Market Radio Acquisition Corporation.

99.7 Time Brokerage Agreement between ABS Greenville Partners, L.P. and Multi-Market Radio Acquisition Corporation.

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                            SIGNATURES

   Pursuant to the requirements of Section 13 or 15(d) of the Securities and Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                               SFX BROADCASTING, INC.


                               (s) Robert F.X. Sillerman
                               ----------------------------
                               Name:  Robert F.X. Sillerman
                               Title:  Executive Chairman

   Pursuant to the requirements of the Securities and Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

          Signature                                Title                                      Date

(s)Robert F.X. Sillerman            Executive Chairman of the Board of Directors        April 29, 1996
--------------------------          Director
Robert F.X. Sillerman

(s)R. Steven Hicks                  President and Chief Executive Officer,              April 29, 1996
---------------------------         Director (principal executive officer)
R. Steven Hicks

(s)D. Geoffrey Armstrong            Executive Vice President, Treasurer                 April 29, 1996
------------------------            and Chief Financial Officer, Director
D. Geoffrey Armstrong               (principal financial and accounting officer)


(s)Howard Tytel                     Executive Vice President, Secretary and             April 29, 1996
---------------------------         Director
Howard Tytel

(s)Richard A. Liese                 Assistant Secretary and Director                    April 29, 1996
---------------------------
Richard A. Liese

(s)James F. O'Grady                 Director                                            April 29, 1996
---------------------------
James F. O'Grady

(s)Paul Kramer                      Director                                            April 29, 1996
---------------------------
Paul Kramer


                                      68